                                                                    EXHIBIT 10.2

                             SUPPLEMENTAL AGREEMENT


                            DATED 25th February, 2000


                               (pound)425,000,000


                                 CREDIT FACILITY


                                       FOR


                               AZURIX EUROPE LTD.


                                   ARRANGED BY


                               CHASE MANHATTAN PLC

                                       and


                      WESTDEUTSCHE LANDESBANK GIROZENTRALE


                                      with


                      WESTDEUTSCHE LANDESBANK GIROZENTRALE
                                AS FACILITY AGENT


                        CHASE MANHATTAN TRUSTEES LIMITED
                                AS SECURITY AGENT

                     --------------------------------------

               relating to a credit agreement dated 10th May, 1999



                              [ALLEN & OVERY LOGO]
                                     London

THIS SUPPLEMENTAL AGREEMENT is dated 25th February, 2000 and made between:

(1) AZURIX EUROPE LTD. (Registered No. 3570749) (the "COMPANY");

(2) CHASE MANHATTAN PLC and WESTDEUTSCHE LANDESBANK GIROZENTRALE as arrangers (in this capacity the "ARRANGERS");

(3) WESTDEUTSCHE LANDESBANK GIROZENTRALE as facility agent (in this capacity the "FACILITY AGENT"); and

(4) CHASE MANHATTAN TRUSTEES LIMITED as security agent (in this capacity the "SECURITY AGENT").

BACKGROUND:

(1) Pursuant to a credit agreement dated 10th May, 1999 (the "CREDIT AGREEMENT") made between the Company and the Finance Parties, the Banks agreed to make available to the Company a loan facility of up to an aggregate principal amount of (pound)425,000,000 on the terms of the Credit Agreement.

(2) By this Supplemental Agreement the parties hereto wish to amend the terms of the Credit Agreement.

(3) The Facility Agent confirms that, in accordance with Clause 26.1 of the Credit Agreement, it has received the agreement of the Majority Banks to effect the amendments in this Supplemental Agreement on behalf of the Banks.

NOW IT IS AGREED as follows:

1.  DEFINITIONS

1.1 TERMS DEFINED

    In this Supplemental Agreement:

    "EFFECTIVE DATE"

    has the meaning ascribed to such term in Clause 2 (Conditions precedent).

    "RESTATED CREDIT AGREEMENT"

    means the Credit Agreement as restated and amended in the form set out in
    Schedule 2 to this Supplemental Agreement.

1.2 INTERPRETATION

(a) Unless the contrary intention appears, terms defined in the Restated Credit Agreement shall have the same meanings when used in this Supplemental Agreement.

(b) The provisions of clause 1.2 (Construction) of the Restated Credit Agreement shall also apply to this Supplemental Agreement as if set out in this Supplemental Agreement but with all necessary modifications.

2.  CONDITIONS PRECEDENT

    The obligations of the Finance Parties under the Restated Credit Agreement shall take effect on and after the date (the "EFFECTIVE DATE") on which the Facility Agent notifies the Company that the Facility Agent has received all of the documents set out in Schedule 1 in form and substance satisfactory to the Facility Agent. The Facility Agent shall notify the Company promptly upon receipt of such documents.

3.  RESTATEMENT

    The Credit Agreement will be amended and restated in the form set out in
    Schedule 2 to this Supplemental Agreement on the Effective Date.

4.  REPRESENTATIONS AND WARRANTIES

    The Borrower makes the representations and warranties set out in clauses
    17.2 (Status) to 17.9 (Litigation) inclusive (other than Clauses 17.2(c) (Status), 17.6(a) (No default) and 17.7 (Authorisations)) of the Restated Credit Agreement to each Finance Party as at the Effective Date, by reference to the facts and circumstances then existing.

5.  FEES AND EXPENSES

(a) The Company shall immediately on demand pay the Agents the amount of all costs and expenses (together with value added tax or any similar tax thereon) and including, without limitation, the fees and expenses of the Agents' legal advisers, incurred by the Agents in connection with the negotiation, preparation, printing and execution of this Supplemental Agreement and the documents referred to in this Supplemental Agreement.

(b) The Company shall pay to the Facility Agent and to the Arrangers the fees in the amounts and on the dates agreed in the supplementary fee letters.

6.  MISCELLANEOUS

    The provisions of clauses 12 (Payments), 23 (Stamp Duties), 26 (Amendments and Waivers), 31 (Severability), 32 (Counterparts) and 33 (Notices) of the Restated Credit Agreement shall apply to this Supplemental Agreement as if set out in this Supplemental Agreement, but as if references in those clauses to the Restated Credit Agreement were references to this Supplemental Agreement.

7.  CONTINUATION

(a) This Supplemental Agreement is supplemental to the Credit Agreement and, except insofar as amended or supplemented hereby, the Credit Agreement will remain in full force and effect.

(b) References in the Credit Agreement to "this Agreement", "hereof", "hereunder" and expressions of similar import shall be deemed to be references to the Credit Agreement as amended and restated by this Supplemental Agreement.

(c) The Facility Agent and the Company hereby designate this Supplemental Agreement and each of the supplementary fee letters referred to in Clause 5(b) (Fees and expenses) as a Finance Document for the purposes of the Credit Agreement.

8.  GOVERNING LAW

    This Supplemental Agreement shall be governed by and construed in accordance with English law.

This Supplemental Agreement has been entered into on the date stated at the beginning of this Supplemental Agreement.

                                   SCHEDULE 1
                         (TO THE SUPPLEMENTAL AGREEMENT)

                         CONDITIONS PRECEDENT DOCUMENTS

AUTHORISATIONS

(a) A copy of the memorandum and articles of association, certificate of incorporation and certificate of incorporation on change of name (if any) of the Company or a certificate of a director of the Company certifying that there have been no changes to those constitutional documents supplied pursuant to the Credit Agreement and that they remain up-to-date and in full force and effect.

(b) A certificate of a director of the Company (including specimen signature list).

(c) A copy of a resolution of the board of directors of the Company.

(d) A legal opinion of Allen & Overy, legal advisers to the Banks, addressed to the Banks.

                                   SCHEDULE 2



                                    AGREEMENT


                              DATED 10th May, 1999
                (as amended and restated on 25th February, 2000)


                               (pound)425,000,000


                                 CREDIT FACILITY


                                       FOR


                               AZURIX EUROPE LTD.


                                   ARRANGED BY


                               CHASE MANHATTAN PLC

                                       and


                      WESTDEUTSCHE LANDESBANK GIROZENTRALE


                                      with


                      WESTDEUTSCHE LANDESBANK GIROZENTRALE
                                AS FACILITY AGENT


                        CHASE MANHATTAN TRUSTEES LIMITED
                                AS SECURITY AGENT



                                [ALLEN & OVERY]
                                     London

                                      INDEX

CLAUSE                                                                                                     PAGE
------                                                                                                     ----
1.       Interpretation.......................................................................................8
2.       The Facility........................................................................................25
3.       Purpose and availability............................................................................25
4.       Conditions precedent................................................................................26
5.       Loans...............................................................................................27
6.       Repayment...........................................................................................28
7.       Prepayment and Cancellation.........................................................................29
8.       Interest Periods....................................................................................30
9.       Interest............................................................................................31
10.      Optional Currencies.................................................................................32
11.      Debt Service Reserve Account........................................................................34
12.      Payments............................................................................................35
13.      Taxes...............................................................................................38
14.      Market Disruption...................................................................................39
15.      Increased Costs.....................................................................................41
16.      Illegality..........................................................................................42
17.      Representations and Warranties......................................................................42
18.      Undertakings........................................................................................45
19.      Default.............................................................................................59
20.      The agents and the Arrangers........................................................................64
21.      Fees................................................................................................69
22.      Expenses............................................................................................69
23.      Stamp duties........................................................................................70
24.      Indemnities.........................................................................................70
25.      Evidence and Calculations...........................................................................71
26.      Amendments and Waivers..............................................................................71
27.      Changes to the Parties..............................................................................72
28.      Disclosure of Information...........................................................................75
29.      Set-off.............................................................................................76
30.      Pro rata sharing....................................................................................76
31.      Severability........................................................................................77
32.      Counterparts........................................................................................77
33.      Notices.............................................................................................77
34.      Governing law.......................................................................................79

SCHEDULES
---------
1.       Banks and Commitments...............................................................................80
2.       Conditions Precedent Documents......................................................................82
3.       Calculation of the Mandatory Costs..................................................................84
4.       Form of Request   86
5.       Novation Certificate................................................................................87
6.       Form of Debenture 88
7.       Form of Legal Opinion of Allen & Overy.............................................................106
8.       Form of Subordination Agreement for Wessex Loan....................................................110
9.       Form of Inter-Company Loan.........................................................................122


Signatories.................................................................................................143

THIS AGREEMENT is dated 10th May, 1999 (as amended and restated on 25th February, 2000) between:-

(1)      AZURIX EUROPE LTD. (Registered No. 3570749) (the "COMPANY");

(2) CHASE MANHATTAN PLC and WESTDEUTSCHE LANDESBANK GIROZENTRALE as arrangers (in this capacity the "ARRANGERS");

(3)      THE FINANCIAL INSTITUTIONS listed in Schedule 1 as banks (the "BANKS");

(4) WESTDEUTSCHE LANDESBANK GIROZENTRALE as facility agent (in this capacity the "FACILITY AGENT"); and

(5) CHASE MANHATTAN TRUSTEES LIMITED as security agent (in this capacity the "SECURITY AGENT").

IT IS AGREED as follows:-

1.       INTERPRETATION

1.1      DEFINITIONS

         In this Agreement:-

         "ACCOUNTING DATE"

         means the last day of each financial quarter of the Company and Wessex Water.

         "ACCOUNTING PERIOD"

         means any period of approximately three months or one year ending on an Accounting Date for which accounts are required to be prepared for the purposes of this Agreement.

         "ACQUISITIONS"

         means investments in, or acquisitions of, water or wastewater related assets or businesses (directly or indirectly) by or through an SPV.

         "ACT"

         means the Water Act 1989 as consolidated by the Water Industry Act 1991 and, unless the context otherwise requires, all subordinate legislation made pursuant to it.

         "ADJUSTED CAPITAL AND RESERVES"

         has the meaning given to it in Clause 18.28 (Financial covenants).

         "AEL GROUP"

         means the Company and the Wessex Group.

         "AFFILIATE"

         means a Subsidiary or a Holding Company of a person and any other Subsidiary of that Holding Company.

         "AGENT"

         means the Facility Agent or the Security Agent.

         "AGENT'S SPOT RATE OF EXCHANGE"

         means the Facility Agent's spot rate of exchange for the purchase of the relevant Optional Currency in the London foreign exchange market with Sterling at or about 11.00 a.m. on a particular day.

         "APPLICABLE ACCOUNTING PRINCIPLES"

         means in relation to any member of the AEL Group accounting principles and practices, which at the date of this Agreement are generally accepted in the United Kingdom and approved by the Institute of Chartered Accountants of England and Wales and which are consistent with the accounting principles and practices applied in the preparation of the audited consolidated accounts for the financial year ended 31st December, 1998.

         "APPOINTMENT"

         means the appointment as a water and wastewater undertaker held by a member of the AEL Group and issued pursuant to Sections 11 and 14 of the Act, as modified or supplemented from time to time.

         "APPOINTMENT HOLDER"

         means at any time the member of the AEL Group which then holds the Appointment.

         "APPOINTMENT UNDERTAKING"

         means any undertaking or assurance given by any member of the AEL Group to the Director or the Secretary of State concerning the management and/or ownership of and/or other matters concerning the Appointment Holder.

         "AUDITORS"

         means any "Big Four" firm of accountants or any other firm (approved by the Facility Agent) of independent public accountants of international standing recognised and authorised by the Institute of Chartered Accountants of England and Wales which is appointed by the Company to audit the consolidated annual accounts of the Company and by Wessex Water to audit the consolidated annual accounts of Wessex Water.

         "AVAILABILITY PERIOD"

         means the period from the date of this Agreement up to and including the Final Repayment Date.

         "BORROWING"

         means at any time the aggregate (without double counting) of the following:

         (a) the outstanding principal amount of any moneys borrowed and any outstanding overdraft debit balance, including without limitation any Parent Loan;

         (b) the outstanding principal amount of any debenture, bond, note, loan stock or other debt security;

         (c) the outstanding principal amount of any acceptance under any acceptance credit opened by a bank or other financial institution;

         (d) the outstanding principal amount of all moneys owing in connection with the sale or discounting of receivables (otherwise than on a non-recourse basis);

         (e) the outstanding principal amount of any non-trade indebtedness arising from any advance or deferred payment (where payment is deferred for more than 180 days) agreements arranged primarily as a method of raising finance or financing the acquisition of an asset;

         (f) the capitalised element of indebtedness (other than any operating leases or rental arrangements not included on the applicable balance sheet) in respect of a lease entered into primarily as a method of raising finance or financing the acquisition of the asset leased;

         (g) any fixed or minimum premium payable as at any date on which Borrowings are calculated on the repayment or redemption of any instrument referred to in paragraph (b) above; and

         (h) the outstanding principal amount of any indebtedness of any person of a type referred to in paragraphs (a) - (g) above which is the subject of a guarantee, indemnity or similar assurance against financial loss, but excluding, in the case of the Company, the Wessex Loan and any other indebtedness owed between members of the AEL Group.

         "BRISTOL WATER TRUST LOAN"

         means the (pound)73,000,000 loan dated 29th September, 1998 between Bristol Water Trust and the Company (formerly Enron Water (Europe)
         PLC).

         "BUSINESS DAY"

         means a day (other than a Saturday or a Sunday) on which banks are open for business in:

         (a)      London;

         (b)      in relation to a transaction involving Dollars, New York; and

         (c) in relation to a transaction involving euros, such principal financial centre(s) of any Participating Member State(s) as the Facility Agent may nominate for this purpose.

         "CASH COLLATERAL ACCOUNT"

         means an account of the Company held with the Security Agent (or an Affiliate of the Security Agent) pursuant to Clause 7.5 (Mandatory prepayment).

         "CASH EQUIVALENTS"

         means any debt security or banker's acceptance which is freely transferable, or deposits with a bank (including the Debt Service Reserve Account and any Cash Collateral Account), in each case with a short term credit rating of at least A2 from Standard & Poor's and P2 from Moody's or a long term credit rating of at least A from Standard & Poor's and A2 from Moody's. The value of Cash Equivalents shall be determined by reference to, for debt securities and banker's acceptances, the mark-to-market value of those Cash Equivalents on the basis that those Cash Equivalents are sold, transferred or assigned on that date and, for deposits with a bank, the principal and accrued interest of that deposit.

         "COMMITMENT"

         means:

         (a) in relation to a Bank which is a Bank on the date of this Agreement, the amount in Sterling set out opposite its name in
                  Schedule 1; and

         (b) in relation to a Bank which becomes a Bank after the date of this Agreement, the amount of Commitment acquired by it under Clause 27 (Changes to the Parties),

         to the extent not transferred, cancelled or reduced.

         "CONSOLIDATED EBITDA"

         has the meaning given to it in Clause 18.28 (Financial covenants).

         "CONSOLIDATED NET INTEREST PAYABLE"

         has the meaning given to it in Clause 18.28 (Financial covenants).

         "CONSOLIDATED TOTAL BORROWINGS"

         has the meaning given to it in Clause 18.28 (Financial covenants).

         "CONSOLIDATED TOTAL INTEREST PAYABLE"

         has the meaning given to it in Clause 18.28 (Financial covenants).

         "DANGEROUS SUBSTANCE"

         means any radioactive emissions, noise, any natural or artificial substance (whether in the form of a solid, liquid, gas or vapour) the generation, transportation, storage, treatment, use or disposal of which (whether alone or in combination with any other substance) including (without limitation) any controlled, special, hazardous, toxic, radioactive or dangerous substance or waste, gives rise to a risk of causing harm to man or any other living organism or damaging the Environment or public health or welfare.

         "DEBENTURE"

         means a debenture executed by the Company in favour of the Security Agent substantially in the form of Schedule 6.

         "DEBT SERVICE RESERVE ACCOUNT"

         has the meaning given to it in Clause 11 (Debt Service Reserve
         Account).

         "DEED OF RELEASE"

         means the deed of release to be executed by National Westminster Bank Plc in respect of the Security Interests relating to the Original Facility Agreement.

         "DEFAULT"

         means an Event of Default or an event which, with the giving of notice, expiry of any applicable grace period or determination of materiality by the Majority Banks specified (in any such case) in Clause 19 (Default) (or any combination of the foregoing), would constitute an Event of Default.

         "DIRECTOR"

         means the person appointed from time to time by the Secretary of State to hold office as the Director General of Water Services for the purpose of the Act.

         "DOLLARS" or "U.S.$"

         means the lawful currency for the time being of the United States of America.

         "DOUBLE TAXATION TREATY"

         means any convention between the government of the United Kingdom and any other government for the avoidance of double taxation and the prevention of fiscal evasion with respect to taxes on income and capital gains.

         "DRAWDOWN DATE"

         means the date of the advance of a Loan.

         "EMU"

         means European Economic and Monetary Union as contemplated by the Treaty establishing the European Community.

         "EMU LEGISLATION"

         means legislative measures of the European Council in relation to EMU.

         "ENVIRONMENT"

         means any of the following media: the air (including, without limitation, the air within buildings and the air within other natural or man-made structures above or below ground), water (including, without limitation, ground and surface water) and land (including, without limitation, surface and sub-surface soil).

         "ENVIRONMENTAL CLAIM"

         means any claim by any person:

         (a) in respect of any loss or liability suffered or incurred by that person as a result of or in connection with any violation of Environmental Law; or

         (b) that arises as a result of or in connection with Environmental Contamination and that could give rise to any remedy or penalty (whether interim or final) that may be enforced or assessed by private or public legal action or administrative order or proceedings, including, without limitation, any such claim arising from injury to persons, property or natural resources.

         "ENVIRONMENTAL CONTAMINATION"

         means each of the following and their consequences:

         (a) any release, emission, leakage or spillage of any Dangerous Substance at or from any site owned, occupied or used by any member of the AEL Group into any part of the Environment; or

         (b) any accident, fire, explosion or sudden event at any site owned, occupied or used by any member of the AEL Group which is directly or indirectly caused by or attributable to any Dangerous Substance; or

         (c)      any other pollution of the Environment.

         "ENVIRONMENTAL LAW"

         means all applicable laws (including, without limitation, common law), regulations, directing codes of practice, circulars, guidance notices and the like having legal effect (whether in the United Kingdom or elsewhere) concerning pollution or the protection of human health, the Environment, the conditions of the work place or the generation, transportation, storage, treatment or disposal of Dangerous Substances.

         "ENVIRONMENTAL LICENCE"

         means any authorisation required by any Environmental Law.

         "EURO" or "EURO SYMBOL"

         means the single currency of the Participating Member States.

         "EURO UNIT"

         means a currency unit of the euro as defined in EMU Legislation.

         "EVENT OF DEFAULT"

         means an event specified as such in Clause 19.1 (Events of Default).

         "EXCEPTIONAL ITEMS"

         has the meaning given to it in Clause 18.28 (Financial Covenants).

         "EXTRAORDINARY ITEMS"

         has the meaning given to it in Clause 18.28 (Financial Covenants).

         "FACILITY"

         means the facility referred to in Clause 2.1 (Facility).

         "FACILITY OFFICE"

         means the office notified by a Bank to the Facility Agent:-

         (a)      on or before the date it becomes a Bank; or

         (b)      by not less than 5 Business Days' notice,

         as the office through which it will perform all or any of its obligations under this Agreement.

         "FEE LETTERS"

         means the letter dated 24th March, 1999 between the Arrangers and the Company, or the letter dated 23rd March, 1999 between the Company and the Facility Agent or the letter dated 29th March, 1999 between the Company and the Security Agent, setting out the amount of various fees referred to in Clause 21 (Fees).

         "FINAL REPAYMENT DATE"

         means the third anniversary of the date of this Agreement.

         "FINANCE DOCUMENT"

         means:-

         (a)      this Agreement;

         (b)      a Fee Letter;

         (c)      the Debenture;

         (d)      a Novation Certificate;

         (e)      the Subordination Agreement; or

         (f) any other document designated as such by the Facility Agent and the Company.

         "FINANCE PARTY"

         means an Arranger, a Bank or an Agent.

         "FINANCIAL INDEBTEDNESS"

         means (without double counting) any indebtedness in respect of:

         (a)      moneys borrowed;

         (b)      any debenture, bond, note, loan stock or other debt security;

         (c)      any acceptance credit;

         (d) receivables sold or discounted (otherwise than on a non-recourse basis);

         (e) the acquisition cost of any asset to the extent payable before or more than 180 days after the time of acquisition or possession by the party liable where the advance or deferred payment is arranged primarily as a method of raising finance or financing the acquisition of that asset;

         (f) any lease entered into primarily as a method of raising finance or financing the acquisition of the asset leased;

         (g) any currency swap or interest swap, cap or collar arrangement or any other derivative instrument;

         (h) any amount raised under any other transaction having the commercial effect of a borrowing or raising of money; or

         (i) any guarantee, indemnity or similar assurance against financial loss of any person.

         "HOLDING COMPANY"

         has the meaning given to it in the definition of "Subsidiary" in this Clause 1.1.

         "INFORMATION MEMORANDUM"

         means the Information Memorandum dated March, 1999 prepared by the Company in connection with the Syndication, as updated by the Company by letters dated 28th April, 1999 and 6th May, 1999 addressed to the Arrangers.

         "INTER-COMPANY LOAN"

         means a loan from the Company to an SPV for the purpose of being applied in or towards financing directly or indirectly:

         (a)      an Acquisition or Acquisitions; or

         (b) the general corporate purposes of any water or wastewater related assets or businesses that are part of the Acquisition or Acquisitions funded in whole or in part through that SPV; or

         (c) the repayment of Borrowings from the Parent or a Subsidiary of the Parent incurred by that SPV, the proceeds of which were used to repay a prior Inter-Company Loan by that SPV,

         such loan being guaranteed by the Parent.

         "INTEREST PERIOD"

         means each period selected in accordance with Clause 8 (Interest Periods).

         "ISSUER CREDIT RATING"

         means in relation to any person the credit rating of its unsecured and unsubordinated long term debt.

         "LIBOR"

         means:

         (a) the rate per annum which appears on Page 3750 on the Telerate Screen; or

         (b) if no such rate appears, the arithmetic mean (rounded upward to four decimal places of one per cent.) of the relevant offered rates which appear on the relevant page (if any) on the Reuters Screen; or

         (c) if no such rate appears on the Telerate Screen and one only or no offered rate appears on the relevant page of the Reuters Screen or there is no relevant page on the Reuters Screen, the arithmetic mean (rounded upward to four decimal places) of the rates, as supplied to the Facility Agent at its request, quoted by the Reference Banks to leading banks in the London interbank market, in each case, at or about 11.00 a.m. on the applicable Rate Fixing Day for the offering of deposits in the currency of the relevant Loan for a period comparable to its Interest Period.

         "LOAN"

         means, subject to Clauses 8 (Interest Periods) and 10 (Optional Currencies), the principal amount of each loan made or to be made by the Banks under the Facility or the principal amount outstanding of that loan.

         "Loan Notes"

         means the(pound)70,506,836 notes that have been issued by the Company to former shareholders of Wessex Water.

         "MAJORITY BANKS"

         means, at any time, Banks:-

         (a) whose participations in all Loans then outstanding aggregate more than 66 2/3 per cent. of all Loans then outstanding; or

         (b) if there are no Loans then outstanding, whose Commitments then aggregate more than 66 2/3 per cent. of the Total Commitments; or

         (c) if there are no Loans then outstanding and the Total Commitments have been reduced to zero, whose Commitments aggregated more than 66 2/3 per cent. of the Total Commitments immediately before the reduction.

         "MANDATORY COSTS"

         means in relation to a Bank the cost imputed to that Bank of compliance with:

         (a) the cash ratio and special deposit requirements of the Bank of England and/or the banking supervision or other costs imposed by the Financial Services Authority, as determined in accordance with Schedule 3; and

         (b) any reserve asset requirements of the European Central Bank incurred by that Bank.

         "MARGIN"

         means, in respect of a Loan:

         (a) if the Loans outstanding at that time are less than 50 per cent. of the Total Commitments as of the date of this Agreement, 0.75 per cent. per annum; and

         (b) if the Loans outstanding at that time are greater than or equal to 50 per cent. of the Total Commitments as of the date of this Agreement or if an Event of Default is outstanding, one per cent. per annum, in each case, as determined on the first day of the Interest Period for that Loan.

         "MATERIAL ADVERSE EFFECT"

         means any event, occurrence or circumstance having, or being reasonably likely to have, a material adverse effect on the ability of the Company to perform and comply with:

         (a)      its payment obligations under any Finance Document; or

         (b)      its obligations under Clause 18.28 (Financial Covenants).

         "MATERIAL SUBSIDIARY"

         means:

         (a)      Wessex Water;

         (b) any member of the AEL Group (other than the Company and any Project Finance Subsidiary):

                  (i)      which is the Appointment Holder; or

                  (ii) whose pre-tax profits represent at least ten per cent. of the consolidated pre-tax profits of the AEL Group; or

                  (iii) the book value of whose gross assets represents at least ten per cent. of the consolidated gross assets of the AEL Group,

                  and for this purpose:

                  (A) in the case of a company which itself has Subsidiaries, the calculation shall be made by using the consolidated pre-tax profits or gross assets, as the case may be, of it and its Subsidiaries;

                  (B) all calculations of consolidated pre-tax profits or gross assets shall be made by reference to:

                           (1) the latest accounts of the relevant company (or, as the case may be, a consolidation of the accounts of it and its Subsidiaries) used for the purpose of the then latest unaudited quarterly or audited annual consolidated accounts of the AEL Group delivered to the Facility Agent under Clause
                                    18.2 (Financial information); and

                           (2) those unaudited quarterly or, as the case may be, audited annual consolidated accounts of the AEL Group;

                           and shall be made in accordance with the Applicable Accounting Principles; or

         (c) any member of the AEL Group (other than the Company and any Project Finance Subsidiary) which is not otherwise a Material Subsidiary under this definition but to which any Material Subsidiary transfers in any annual Accounting Period all or substantially all of its assets; the Material Subsidiary from which the assets were transferred shall cease to be a Material Subsidiary unless and until it is shown to be a Material Subsidiary under any other paragraph of this definition.

         In the event of any dispute as to whether a Subsidiary is or is not at any time a Material Subsidiary the question shall be referred to the Auditors for determination according to the provisions of this definition (acting as experts at the cost of the Company) and their decision shall be conclusive and binding on the Parties in the absence of manifest error.

         "MINIMUM DEBT SERVICE AMOUNT"

         means on any date specified in paragraph (c) below the amount determined by the Security Agent as being the interest payable under the Facility for the following 12 month period (or, if shorter, the period until the Final Repayment Date) and calculated on the following basis:

         (a) the Security Agent shall assume that the Loans are drawn in full;

         (b) the Security Agent shall determine interest on the basis of LIBOR (for a period of 6 months) plus the Margin plus Mandatory Costs;

         (c) the calculation shall be made semi-annually, as at each anniversary of the date of this Agreement and of the date falling 6 months from the date of this Agreement.

         "MOODY'S"

         means Moody's Investors Service, Inc.

         "NOVATION CERTIFICATE"

         has the meaning given to it in Clause 27.3 (Procedure for novations).

         "OPTIONAL CURRENCY"

         means Dollars or euros.

         "ORIGINAL FACILITY AGREEMENT"

         means the (pound)736,000,000 facility agreement (as amended) dated 18th August, 1998 entered into by, amongst others, the Company.

         "ORIGINAL STERLING AMOUNT"

         in relation to a Loan or part of a Loan means:

         (a) if that Loan (or such part) is denominated in Sterling, the amount of that Loan; or

         (b) if that Loan (or such part) is denominated in an Optional Currency, the equivalent in Sterling of the amount of that Loan (or such part) if it had first been drawn down and had remained denominated in Sterling, calculated in accordance with Clause 10.3 (Drawdowns).

         "PARENT"

         means Azurix Corp., a Delaware Corporation.

         "PARENT LOAN"

         means a loan from the Parent or any of its Subsidiaries to the Company.

         "PARTICIPATING MEMBER STATE"

         means a member state of the European Union that adopts the euro as its currency in accordance with EMU legislation.

         "PARTY"

         means a party to this Agreement.

         "PERMITTED TRANSACTION"

         means:

         (a) a reconstruction, amalgamation, reorganisation, merger or consolidation of the Company or a Material Subsidiary on terms approved by the Majority Banks;

         (b)      a disposal of assets permitted by the terms of this Agreement;
                  or

         (c) a solvent liquidation, dissolution or winding-up of a Material Subsidiary (other than Wessex Water or the Appointment Holder) which does not have a Material Adverse Effect.

         "PROJECT FINANCE INDEBTEDNESS"

         means any Borrowing which finances the acquisition, development, ownership and/or operation of an asset:

         (a)      which is incurred by a Project Finance Subsidiary; or

         (b) in respect of which the person or persons to whom the Borrowing is or may be owed by the relevant debtor (whether or not a member of the AEL Group) has or have no recourse whatsoever to any member of the AEL Group (other than to a Project Finance Subsidiary) for its repayment other than:

                  (i) recourse to the debtor for amounts limited to the cash flow or net cash flow (other than historic cash flow or historic net cash flow) from the asset; and/or

                  (ii) recourse to the debtor for the purpose only of enabling amounts to be claimed in respect of that Borrowing in an enforcement of any Security Interest given by the debtor over the asset or the income, cash flow or other proceeds deriving from the asset (or given by any shareholder or the like in the debtor over its shares or like interest in the capital of the debtor) to secure the Borrowing but only if:

                           (A) the extent of the recourse to the debtor is limited solely to the amount of any recoveries made on any such enforcement; and

                           (B) that person or persons are not entitled, by virtue of any right or claim arising out of or in connection with that Borrowing, to commence proceedings for the winding up or dissolution of the debtor or to appoint or procure the appointment of any receiver, trustee or similar person or officer in respect of the debtor or any of its assets (other than the assets the subject of that Security Interest); and/or

                  (iii) recourse to the debtor generally, or directly or indirectly to a member of the AEL Group, under any form of assurance, undertaking or support, which recourse is limited to a claim for damages (other than liquidated damages and damages required to be calculated in a specified way) for breach of an obligation (other than a payment obligation or an obligation to procure payment by another or an indemnity in respect thereof or any obligation to comply or to procure compliance by another with any financial ratios or other tests of financial condition) by the person against whom such recourse is available; and/or

                  (iv) recourse to any member of the AEL Group (being recourse under a guarantee which is unsecured by that member) which is only available until completion of the construction phase of the relevant project.

         "PROJECT FINANCE SUBSIDIARY"

         means any Subsidiary of the Company (other than the Appointment
         Holder):

         (a) which is a company whose principal assets and business are constituted by the ownership, acquisition, development and/or operation of an asset whether directly or indirectly;

         (b) none of whose Borrowings in respect of the financing of the ownership, acquisition, development and/or operation of an asset benefits from any recourse whatsoever to any member of the AEL Group (other than the Subsidiary itself or another Project Finance Subsidiary) in respect of its repayment, except as expressly referred to in paragraph (b)(iii) of the definition of Project Finance Indebtedness in this Clause 1.1 (Definitions); and

         (c) which has been designated as such by the Company by notice to the Facility Agent.

         However, the Company may give notice to the Facility Agent at any time that any Project Finance Subsidiary is no longer a Project Finance Subsidiary, whereupon it shall cease to be a Project Finance Subsidiary.

         "QUALIFYING BANK"

         means:-

         (a) a bank as defined in Section 840A of the Income and Corporation Taxes Act 1988 which, for the purposes of Sections 349 and 212 of the Income and Corporation Taxes Act 1988, is within the charge to United Kingdom corporation tax as regards, and beneficially entitled to, any interest received by it under this Agreement, except that, if that Section is repealed, modified, extended or re-enacted, the Facility Agent may at any time and from time to time (acting reasonably) amend this definition to reflect such repeal, modification, extension or enactment by giving notice of the amended definition to the Company; or

         (b) a person carrying on a bona fide banking business who is resident (as such term is defined in the appropriate Double Taxation Treaty) in a country with which the United Kingdom has an appropriate Double Taxation Treaty giving residents of that country full exemption from United Kingdom taxation on interest and does not carry on business in the United Kingdom through a permanent establishment with which the indebtedness under this Agreement in respect of which the interest is paid is effectively connected.

         "RATE FIXING DAY"

         means:

         (a) the second Business Day before the first day of an Interest Period for a Loan in an Optional Currency (or such other day as is generally treated as the rate fixing day by market practice in the London interbank market); or

         (b) in the case of a Loan in Sterling, the first day of the Interest Period for that Loan.

         "REFERENCE BANKS"

         means, subject to Clause 27.4 (Reference Banks), The Chase Manhattan Bank, Westdeutsche Landesbank Girozentrale and The Royal Bank of Scotland plc.

         "REPAYMENT DATE"

         means the last day of the Interest Period of a Loan.

         "REQUEST"

         means a request made by the Company for a Loan, substantially in the form of Schedule 4.

         "ROLLOVER LOAN"

         means a Loan, the principal amount of which is less than or equal to an outstanding Loan and whose Drawdown Date coincides with the Repayment Date of that outstanding Loan.

         "SECRETARY OF STATE"

         means the Secretary of State as referred to in the Act.

         "SECURITY ACCOUNT"

         means the Debt Service Reserve Account or a Cash Collateral Account.

         "SECURITY INTEREST"

         means any mortgage, pledge, lien, charge, assignment, hypothecation or security interest or any other agreement or arrangement having the effect of conferring security.

         "SPV"

         means a wholly-owned direct or indirect Subsidiary of the Parent (other than a member of the AEL Group) incorporated in The Netherlands, the Cayman Islands or any other jurisdiction acceptable to the Agents (acting reasonably) where funds can be freely remitted and the Security Interests in favour of the Security Agent over the relevant Inter-Company Loans are not prejudiced and the purpose of that Subsidiary is to invest in, own and/or finance directly or indirectly the making of Acquisitions, to fund the general corporate purposes of any water or wastewater related assets or businesses that are part of the Acquisition or Acquisitions funded in whole or in part through that SPVand to borrow Inter-Company Loans.

         "STANDARD & POOR'S"

         means Standard & Poor's Rating Group (or any of its successors).

         "STERLING" or "(POUND)"

         means the lawful currency for the time being of the United Kingdom.

         "SUBORDINATION AGREEMENT"

         means the subordination agreement entered into by the Facility Agent, the Company and Wessex Water, in relation to the Wessex Loan, substantially in the form of Schedule 8.

         "SUBSIDIARY"

         of a company or corporation (a "HOLDING COMPANY") means any company or corporation:-

         (a)      which is controlled, directly or indirectly, by a Holding
                  Company; or

         (b) more than half the issued share capital of which is beneficially owned, directly or indirectly, by a Holding Company; or

         (c)      which is a Subsidiary of another Subsidiary of a Holding
                  Company,

         and, for these purposes, a company or corporation shall be treated as being controlled by another if that Holding Company holds or controls the majority of the voting rights relating to its shares or ownership interests and/or controls the composition of its board of directors or equivalent body. For the purpose of the use of the definition of Subsidiary in the definition of SPV, a "company" includes any association or partnership (whether or not having separate legal personality).

         "TOTAL COMMITMENTS"

         means the aggregate of the Commitments, being(pound)425,000,000 at the date of this Agreement.

         "WESSEX GROUP"

         means Wessex Water and its Subsidiaries.

         "WESSEX INTER-COMPANY RECEIVABLE"

         has the meaning given to it in the Subordination Agreement.

         "WESSEX LOAN"

         means the (pound)90,000,000 loan dated 15th April, 1999 to the Company from Wessex Water.

         "WESSEX WATER"

         means Wessex Water Limited (Registered no. 2366633).

1.2      CONSTRUCTION

(a) In this Agreement, unless the contrary intention appears, a reference to:

         (i) an order for or petition for "ADMINISTRATION" of any person includes an order or petition for the special administration of that person for the purposes of section 24 of the Act;

                  "ASSETS" includes properties, revenues and rights of every description;

                  an "AUTHORISATION" includes an authorisation, consent, approval, resolution, licence, exemption, filing, registration and notarisation;

                  a "MONTH" is a reference to a period starting on one day in a calendar month and ending on the numerically corresponding day in the next calendar month, except that:

                  (1) if there is no numerically corresponding day in the month in which that period ends, that period shall end on the last Business Day in that calendar month; or

                  (2) if an Interest Period commences on the last Business Day of a calendar month, that Interest Period shall end on the last Business Day in the calendar month in which it is to end; and

                  a "REGULATION" includes any regulation, rule, official directive, request or guideline (whether or not having the force of law, but if not having the force of law being of a type with which the person concerned is accustomed to comply) of any governmental body, agency, department or regulatory, self-regulatory or other authority or organisation;

         (ii) a provision of a law is a reference to that provision as amended or re-enacted;

         (iii) a Clause or a Schedule is a reference to a clause of or a schedule to this Agreement;

         (iv)     a person includes its successors and permitted assigns;

         (v) a Finance Document or another document is a reference to that Finance Document or that other document as amended, novated, supplemented, replaced or renewed; and

         (vi)     a time of day is a reference to London time.

(b) Unless the contrary intention appears, a term used in any other Finance Document or in any notice given under or in connection with any Finance Document has the same meaning in that Finance Document or notice as in this Agreement.

(c) If either Standard & Poor's or Moody's cease to provide ratings of the type contemplated by any Clause of this Agreement, the relevant rating agency may be replaced by another rating agency acceptable to the Company and the Facility Agent and references to Standard & Poor's or Moody's, as the case may be, shall be construed as references to that ratings agency.

(d) The index to and the headings in this Agreement are for convenience only and are to be ignored in construing this Agreement.

2.       THE FACILITY

2.1      FACILITY

         Subject to the terms of this Agreement, the Banks irrevocably grant to the Company a committed revolving credit facility under which, when requested by the Company, the Banks shall make available to the Company Loans up to an aggregate Original Sterling Amount not exceeding the Total Commitments at that time. No Bank is obliged to lend if it would cause the Original Sterling Amount of its participation in the Loan to exceed its Commitment.

2.2      NATURE OF A FINANCE PARTY'S RIGHTS AND OBLIGATIONS

(a) The obligations of a Finance Party under the Finance Documents are several. Failure of a Finance Party to carry out those obligations does not relieve any other Party of its obligations under the Finance Documents. No Finance Party is responsible for the obligations of any other Finance Party under the Finance Documents.

(b) The rights of a Finance Party under the Finance Documents are divided rights. A Finance Party may, except as otherwise stated in the Finance Documents, separately enforce those rights.

2.3      CHANGE OF CURRENCY

         If a change in any currency of a country occurs, this Agreement will be amended to the extent the Facility Agent (acting reasonably) specifies to be necessary to reflect the change in currency and to put the Banks (and, if possible and practicable, the Company) in the same position, so far as possible, that they would have been in if no change in currency had occurred.

3.       PURPOSE AND AVAILABILITY

(a)      The Company shall apply each Loan made to it towards:-

         (i) refinancing any outstanding Borrowings by the Company, including any loan outstanding under the Original Facility Agreement or any Parent Loan; and/or

         (ii)     refinancing the outstanding Loan Notes; and/or

         (iii) making Inter-Company Loans up to a maximum aggregate amount of(pound)240,000,000; and/or

         (iv)     fees and expenses in connection with the Finance Documents.

(b) Without affecting the obligations of the Company in any way, no Finance Party is bound to monitor or verify the application of any Loan.

4.       CONDITIONS PRECEDENT

4.1      DOCUMENTARY CONDITIONS PRECEDENT

(a) The obligations of each Finance Party to the Company under this Agreement are subject to the condition precedent that the Facility Agent has notified the Company and the Banks that it has received all of the documents set out in Schedule 2 and that the Arrangers and Agents have received or are satisfied that they will receive all fees which are then due and payable in connection with the Finance Documents.

(b) The documents referred to in paragraph (a) above must be in a form agreed by the Company and the Facility Agent prior to the date of this Agreement or in form and substance satisfactory to the Facility Agent. The Facility Agent shall promptly notify the Company and the Banks of receipt of those documents.

4.2      FURTHER CONDITIONS PRECEDENT

         The obligations of each Bank to participate in a Loan are subject to the further conditions precedent that:-

         (a)      on both the date of the Request and the Drawdown Date:-

                  (i) the representations and warranties in Clause 17 (Representations and warranties) to be repeated on those dates are correct in all material respects and will be correct in all material respects immediately after the Loan is made;

                  (ii) in the case of a Loan which is not a Rollover Loan, no Default is outstanding or will result from the Loan; and

                  (iii) in the case of a Rollover Loan, no Event of Default is outstanding or will result from the Loan provided that (without prejudice to the rights of the Finance Parties under Clause 19.20 (Acceleration)) if:

                           (A)      an Event of Default is outstanding:

                           (B) a waiver of that Event of Default has been requested by the Company; and

                           (C) as at the last day of the Interest Period of that Rollover Loan, sufficient Banks required to approve or refuse that waiver under Clause 26 (Amendments and waivers) have not responded to that waiver request, the Loan shall be readvanced on that day but with an Interest Period of a duration agreed by the Facility Agent and the Company. If the duration of that Interest Period cannot be agreed by the latest time on which a Request can be delivered for that Loan under Clause 5.1 (Receipt of Requests), the Facility Agent shall stipulate the duration of that Interest Period. In each case, the Facility Agent and the Company shall act reasonably and have regard to the nature of the Event of Default, any cure period and the likely time period needed for the Banks to respond to the waiver request;

         (b)      it would not cause the Loans to exceed the Total Commitments;

         (c) it would not result in there being more than 20 Loans outstanding at any time; and

         (d) if the Loan is to finance an Inter-Company Loan, that Inter-Company Loan shall be on terms such that the Inter-Company Loan shall:

                  (i)      mature on or before the Final Repayment Date;

                  (ii) be senior to all other Borrowings by the relevant SPV (including any funding from the Parent or any of its Subsidiaries) with any such other Borrowings being subordinated to the Inter-Company Loan on substantially the terms set out in Schedule 10 provided that (subject to those subordination arrangements) the relevant SPV may repay a loan to it from the Parent or one of its Subsidiaries to the extent that the proceeds of that loan were used to repay one or more prior Inter-Company Loans to that SPV;

                  (iii) if practicable, bear interest at a rate equal to or in excess of that Loan; and

                  (iv) be in substantially the form set out in Schedule 9, with such amendments as the Facility Agent may agree.

                  provided that no Loan may be drawn to finance the initial making of an Inter-Company Loan (other than an Inter-Company Loan the proceeds of which would be used to repay a loan from the Parent or one of its Subsidiaries to the extent that the proceeds of that loan were used to repay one or more prior Inter-Company Loans to the relevant SPV) if:

                  (a) the Issuer Credit Rating of the Company is less than BBB - from Standard & Poor's and is less than Baa3 from Moody's: and

                  (b) the credit rating attributable to the Facility is less than BBB - from Standard & Poor's and is less than Baa3 from Moody's.

5.       LOANS

5.1      RECEIPT OF REQUESTS

         The Company may utilise the Facility if the Facility Agent receives:

         (a) for a Loan in Sterling, not later than 10.00 a.m. on the Business Day; or

         (b) for a Loan in an Optional Currency, not later than 3.30 p.m. on the third Business Day,

         in each case, before the Drawdown Date of the relevant Loan, a duly completed Request.

5.2      COMPLETION OF REQUESTS FOR LOANS

         A Request for a Loan will not be regarded as having been duly completed unless:-

         (a)      it specifies the purpose for which the Loan is to be used;

         (b) it specifies the currency in which the Loan is to be made, in accordance with Clause 10 (Optional Currency).

         (c) the Drawdown Date is a Business Day falling within the Availability Period;

         (d) the Original Sterling Amount of the Loan is a minimum of(pound)10,000,000 or (if less) the balance of the undrawn Total Commitments or any other amount agreed by the Facility Agent;

         (e) the Interest Period specified complies with Clause 8 (Interest Periods); and

         (f)      the payment instructions comply with Clause 12 (Payments).

         Each Request is irrevocable.

5.3      AMOUNT OF EACH BANK'S PARTICIPATION IN A LOAN

         The amount of a Bank's participation in a Loan will be the proportion of the Loan which its Commitment bears to the Total Commitments on the proposed Drawdown Date.

5.4      NOTIFICATION OF THE BANKS

         The Facility Agent shall promptly notify each Bank of the details of the requested Loan and the amount of its participation in the Loan.

5.5      PAYMENT OF PROCEEDS

         Subject to the terms of this Agreement, each Bank shall make its participation in a Loan available to the Facility Agent for the Company on the relevant Drawdown Date.

6.       REPAYMENT

(a) The Company shall repay each Loan in full on its Repayment Date to the Facility Agent for the Banks.

(b) Subject to the terms of this Agreement, any amounts repaid under paragraph (a) above may subsequently be re-borrowed.

7.       PREPAYMENT AND CANCELLATION

7.1      AUTOMATIC CANCELLATION OF THE TOTAL COMMITMENTS

         The Commitment of each Bank shall be automatically cancelled at close of business on the last day of the Availability Period.

7.2      VOLUNTARY CANCELLATION AND PREPAYMENT

(a) The Company may, by giving not less than 5 Business Days' prior notice to the Facility Agent, cancel the unutilised portion of the Total Commitments in whole or in part (but, if in part, in a minimum amount of (pound)10,000,000 and integral multiples of (pound)1,000,000). Any cancellation in part shall be applied against the Commitment of each Bank pro rata.

(b) The Company may, by giving not less than 5 Business Days' prior notice to the Facility Agent, prepay any Loan in whole or in part (but, if in part, in a minimum amount of (pound)10,000,000 and integral multiples of (pound)1,000,000).

7.3      ADDITIONAL RIGHT OF PREPAYMENT AND CANCELLATION

         If the Company is required to pay any amount to a Bank under Clause 13 (Taxes) or Clause 15 (Increased costs), the Company may, whilst the circumstances giving rise to the requirement continue, serve a notice of prepayment and cancellation on that Bank through the Facility Agent. In this event:-

         (a) on the date falling 5 Business Days after the date of service of the notice the Company shall prepay that Bank's participation in any Loans made to it together with all other amounts payable by it to that Bank under this Agreement; and

         (b) that Bank's Commitment shall be cancelled on the date of service of the notice.

7.4      MITIGATION

         If circumstances arise which would, or would on the giving of notice, result in:

         (a) any additional amounts becoming payable under Clause 13.1 (Gross-up); or

         (b) any amount becoming payable under Clause 15.1 (Increased costs); or

         (c)      any prepayment or cancellation under Clause 16 (Illegality),

         then, without limiting the obligations of the Company under this Agreement and without prejudice to the terms of Clauses 13.1 (Gross-up), 15.1 (Increased costs) and 16 (Illegality), each Bank shall, in consultation with the Company, take such reasonable steps as may be open to it to mitigate or remove the relevant circumstance, including (without limitation) the transfer as specified in Clause 27.2 (Transfers by Banks) of its rights and obligations under this Agreement to another bank or financial institution, unless to do so might (in the reasonable opinion of the Bank) have a material adverse effect on its business, operations or financial condition or be contrary to its banking policies or be otherwise prejudicial to it.

7.5      MANDATORY PREPAYMENT

(a) Any Loan borrowed for the purpose of making an Inter-Company Loan shall be prepaid, subject to paragraph (c) below, by no later than the third Business Day after repayment or prepayment by the relevant SPV of that Inter-Company Loan in accordance with its terms, in an amount equal to that repayment or prepayment.

(b) The Company shall prepay the Loans in the amount of any Parent Loan it receives, subject to paragraph (c) below, by no later than the third Business Day following that receipt.

(c)      The Company's obligation to prepay any amount under paragraph (a) or
         (b) above may be satisfied by payment of the amount expressed to be payable into a Cash Collateral Account held by the Security Agent or one of its Affiliates. On the Repayment Date for the relevant Loan or such earlier date as notified by the Company to the Security Agent, the Company shall pay the amount so credited to the Cash Collateral Account to the Facility Agent in or towards repayment or prepayment of the relevant Loan. The Company may not use that amount for any other purpose.

7.6      MISCELLANEOUS PROVISIONS

(a) Any notice of prepayment and/or cancellation under this Agreement is irrevocable. The Facility Agent shall notify the Banks promptly of receipt of any such notice.

(b) All prepayments under this Agreement shall be made together with accrued interest on the amount prepaid and with any amounts due under Clauses 24.2 (a) (Other indemnities) and, in the case of prepayment of all the Loans then outstanding, 24 (Indemnities).

(c) No prepayment or cancellation is permitted except in accordance with the express terms of this Agreement.

(d) No amount of the Total Commitments cancelled under this Agreement may subsequently be reinstated.

8.       INTEREST PERIODS

8.1      INTEREST PERIODS

(a)      Each Loan will have one Interest Period only.

(b) Interest Periods may, subject to the other provisions of this Clause 8, be for an approved duration or an optional duration and:-

         (i)      "APPROVED DURATION" means a period of 1, 2, 3 or 6 months; and

         (ii) "OPTIONAL DURATION" means any other period (other than an approved duration) of up to 12 months.

8.2      SELECTION OF AN OPTIONAL DURATION

(a) Subject to Clause 4.2(a)(iii) (Further conditions precedent), if the Company selects an Interest Period of an optional duration, it may also select in the relevant Request an Interest

         Period of an approved duration to apply if the selection of an Interest Period of an optional duration becomes ineffective in accordance with paragraph (b) below.

(b)      If:-

         (i) the Company requests an Interest Period of an optional duration; and

         (ii)     the Facility Agent receives notice from a Bank not later than
                  3.00 p.m. on the Business Day before the Rate Fixing Day that it does not agree to the request,

         the Interest Period for the proposed Loan shall be the alternative period of an approved duration specified in the relevant Request or notice or, in the absence of any alternative selection, 3 months.

(c) If the Facility Agent receives a notice from a Bank under paragraph (b) above, it shall notify the Company and the Banks promptly of the new Interest Period for the proposed Loan.

8.3      OVERRUNNING OF REPAYMENT DATES

         If an Interest Period for a Loan would otherwise overrun the Final Repayment Date, that Interest Period shall be shortened so that it ends on the Final Repayment Date.

8.4      NOTIFICATION

         The Facility Agent shall notify the Company and the Banks of the duration of each Interest Period promptly after ascertaining its duration.

9.       INTEREST

9.1      INTEREST RATE

         The rate of interest on each Loan for each of its Interest Periods is the rate per annum determined by the Facility Agent to be the aggregate of the applicable:-

         (a)      Margin;

         (b)      LIBOR; and

         (c)      Mandatory Costs.

9.2      DUE DATES

         Except as otherwise provided in this Agreement, accrued interest on each Loan is payable by the Company on the last day of each Interest Period and also, in the case of a Loan with an Interest Period longer than six months, on the date falling six months after the commencement of that Interest Period.

9.3      DEFAULT INTEREST

(a)      (i)      If the Company fails to pay any amount payable by it under the
                  Finance Documents, it shall forthwith on demand by the Facility Agent pay interest on the overdue amount from the due date up to the date of actual payment, as well after as before judgement, at a rate (the "DEFAULT RATE") determined by the Facility Agent to be 1 per cent. per annum above, subject to sub-paragraph (ii) below, the rate which would have been payable if the overdue amount had, during the period of non-payment, constituted a Loan for such successive
                  Interest Periods of such duration as the Facility Agent may reasonably determine having regard to the likely duration of the default (each a "DESIGNATED INTEREST PERIOD").

         (ii) If the overdue amount is a principal amount of a Loan and it becomes due and payable prior to the last day of an Interest Period for that Loan, then:-

                  (1) the first Designated Interest Period for that overdue sum will be the unexpired portion of that Interest Period; and

                  (2) the rate of interest on the overdue amount for that first Designated Interest Period will be 1 per cent. per annum above the rate on the overdue amount under Clause 9.1 (Interest rate) immediately before the due date.

                  After the expiry of the first Designated Interest Period for that overdue amount, the rate on the overdue amount will be calculated in accordance with sub-paragraph (i) above.

(b) The default rate will be determined on each Business Day or the first day of the relevant Designated Interest Period, as appropriate.

(c) If the Facility Agent determines that deposits are not at the relevant time being made available by the Reference Banks to leading banks in the London interbank market, the default rate will be determined by reference to the cost of funds to the Banks from whatever sources the Banks may reasonably select, having due regard to the likely duration of the default.

(d) Default interest will be compounded at the end of each Designated Interest Period.

9.4      NOTIFICATION OF RATES OF INTEREST

         The Facility Agent shall promptly notify each relevant Party of the determination of a rate of interest under this Agreement.

10.      OPTIONAL CURRENCIES

10.1     SELECTION

(a) The Company may select the currency of a Loan for an Interest Period in the relevant Request.

(b)      The currency of each Loan must be Sterling or an Optional Currency.

(c) If the Company fails to give a notice in respect of an outstanding Loan in accordance with paragraph (a) above, that Loan will be denominated in Sterling.

10.2     REVOCATION OF CURRENCY

         If before 9.30 a.m. on any Rate Fixing Day, the Facility Agent receives notice from a Bank that:-

         (a) it is impracticable for the Bank to fund its participation in the Loan in the relevant Optional Currency during that Interest Period in the ordinary course of business in the London interbank market; and/or

         (b) the use of the proposed Optional Currency could reasonably be expected to contravene any law or regulation,

         the Facility Agent shall give notice to the Company and to the Banks to that effect before 11.00 a.m. on that day. In this event:-

         (i) the Company and the Banks may agree that the drawdown will not be made or will be made in Sterling; or

         (ii)     in the absence of agreement and in any other case:

                  (1) that Bank's participation in the Loan (or, if more than one Bank is similarly affected, those Banks' participations in the Loan) shall be treated as a separate Loan denominated in Sterling during the relevant Interest Period;

                  (2) in the definition of "LIBOR" (insofar as it applies to that Loan) in Clause 1.1 (Definitions):

                           (A) there shall be substituted for the time "11.00 a.m." the time "1.00 p.m."; and

                           (B)      paragraph (c) shall apply.

10.3     DRAWDOWNS

         If a Loan is to be drawn in an Optional Currency, the amount of each Bank's participation in that Loan will be determined by converting into that Optional Currency the Bank's participation in the Original Sterling Amount of that Loan on the basis of the Agent's Spot Rate of Exchange two Business Days before its Drawdown Date.

10.4     PREPAYMENTS AND REPAYMENTS

         If a Loan is to be prepaid by reference to an Original Sterling Amount, the Optional Currency amount to be repaid or prepaid shall be determined by reference to the Agent's Spot Rate of Exchange used for determining the Optional Currency amount of that Loan under this Clause 10 for the making of that Loan.

10.5     NOTIFICATION

         The Facility Agent shall notify the Banks and the Company of Optional Currency amounts (and the applicable Agent's Spot Rate of Exchange) promptly after they are ascertained.

11.      DEBT SERVICE RESERVE ACCOUNT

11.1     DESIGNATION OF ACCOUNTS

         The Company shall maintain a deposit account in the name of the Company designated the "DEBT SERVICE RESERVE ACCOUNT" at the Security Agent (or an Affiliate of the Security Agent).

11.2     DEBT SERVICE RESERVE ACCOUNT

(a) The Company shall, for so long as any amount in respect of principal, interest or fees payable under the Finance Documents is outstanding or any Commitment is in force, deposit into the Debt Service Reserve
         Account:

         (i) on the date of this Agreement, an amount of not less than(pound)20,000,000; and

         (ii) promptly (and in any event within two Business Days) on receipt, all amounts received by the Company other than any amount to be applied in accordance with Clause 7.5 (Mandatory prepayment).

(b) The Company shall not withdraw any amount from the Debt Service Reserve Account unless it is to be applied as follows:

         (i) if it comprises amounts standing to the credit of the Debt Service Reserve Account equal to or below the Minimum Debt Service Amount:

                  (A) provided no Default is outstanding, it may be applied only to fund an advance to Enron Corp. or any of its Affiliates (including the Parent), provided that the Company has the benefit of a guarantee or an on demand letter of credit in each case, in form and substance reasonably satisfactory to the Facility Agent and the Security Agent (in each case from a financial institution with an Issuer Credit Rating of at least A from Standard & Poor's or A2 from Moody's) in respect of the payment obligations under that advance; and

                  (B) in or towards prepayment of all of the Loans or repayment of the Loans on the Final Repayment Date;

         (ii) if it comprises amounts standing to the credit of the Debt Service Reserve Account above the Minimum Debt Service Amount, it may be applied:

                  (A) in or towards repayment or prepayment of the Loans in accordance with Clauses 6 (Repayment) or 7.2(b) (Voluntary cancellation and prepayment);

                  (B) making Inter-Company Loans, provided that the Company has the benefit of a guarantee from Enron Corp. or a guarantee or an on demand letter of credit (in each case from a financial institution with an Issuer Credit Rating of at least A from Standard & Poor's or A2 from Moody's) in respect of the payment obligations under that Inter-Company Loan in each case, in form and substance reasonably satisfactory to the Facility Agent and the Security Agent (each such guarantee (from Enron Corp. or otherwise) or letter of credit or other credit enhancement being "SUITABLE CREDIT ENHANCEMENT"); and

                  (C) making advances to the Parent provided that, if the Issuer Credit Rating of the Parent is less than BBB from Standard & Poor's or Baa2 from Moody's, the Company shall have the benefit of suitable credit enhancement; and

         (iii) provided the Company is in compliance with Clause 18.20 (Minimum Debt Service Amount) in or towards payment of interest, taxes and operating expenses of the Company then due and payable.

11.3     MISCELLANEOUS ACCOUNTS PROVISIONS

(a) The Company shall ensure that the Debt Service Reserve Account is not overdrawn at any time.

(b) On the Final Repayment Date or on the Loans becoming immediately due and payable under this Agreement, the monies standing to the credit of the Debt Service Reserve Account may be applied by the Security Agent in or towards repayment of the Loans and all other amounts due to the Finance Parties under the Finance Documents.

(c) No Finance Party shall be responsible to the Company for any non-payment of any liability of the Company which could be paid out of moneys standing to the credit of the Debt Service Reserve Account.

(d) The Security Agent shall provide to the Facility Agent within five Business Days of any request by the Facility Agent with the following information in relation to any payment received in the Debt Service Reserve Account:-

         (i)      date of payment/receipt;

         (ii)     payer; and

         (iii)    purpose of/for payment/receipt.

11.4     CHANGE OF BANK ACCOUNTS

(a) If the Security Agent so requests and the Company consents (such consent not to be unreasonably withheld or delayed), the Debt Service Reserve Account may be moved to another bank.

(b) A change of the Debt Service Reserve Account only becomes effective upon the proposed new bank agreeing with the Security Agent and the Company, in a manner satisfactory to the Security Agent, to fulfil the role of the bank holding that account.

12.      PAYMENTS

12.1     PLACE

         All payments by the Company or a Bank under the Finance Documents shall be made to the relevant Agent to its account at such office or bank:

(a) in the principal financial centre of the country of the relevant currency; or

(b) in the case of euros, in the principal financial centre of a Participating Member State or London,

         as that Agent has from time to time notified the Company and the Banks.

12.2     FUNDS

         Payments under the Finance Documents to the relevant Agent shall be made for value on the due date at such times and in such funds as that Agent may specify to the Party concerned as being customary at the time for the settlement of transactions in the relevant currency in the place for payment.

12.3     DISTRIBUTION

(a) Each payment received by the relevant Agent under the Finance Documents for another Party shall, subject to the paragraphs below, be made available by that Agent to that Party by payment to its account with such office or bank: -

         (i) in the principal financial centre of the country of the relevant currency; or

         (ii) in the case of euros, in the principal financial centre of a Participating Member State or London,

         as that Party has from time to time notified the relevant Agent.

(b) An Agent may apply any amount received by it for the Company in respect of the advance of a Loan in or towards payment (on the date and in the currency and funds of receipt) of any amount due from the Company under this Agreement in respect of the repayment of a Loan or in or towards the purchase of any amount of any currency to be so applied.

(c) Where a sum is to be paid under the Finance Documents to an Agent for the account of another Party, that Agent is not obliged to pay that sum to that Party until it has established that it has actually received that sum. That Agent may, however, assume that the sum has been paid to it in accordance with this Agreement and, in reliance on that assumption, make available to that Party a corresponding amount. If the sum has not been made available but that Agent has paid a corresponding amount to another Party, that Party shall forthwith on demand refund the corresponding amount to that Agent together with interest on that amount from the date of payment to the date of receipt, calculated at a rate determined by that Agent to reflect its cost of funds.

12.4     CURRENCY

(a) A repayment or prepayment of a Loan or any part of a Loan is payable in the currency in which the Loan is denominated.

(b) Interest is payable in the currency in which the relevant amount in respect of which it is payable is denominated.

(c) Amounts payable in respect of costs, expenses and taxes and the like are payable in the currency in which they are incurred.

(d) Any other amount payable under the Finance Document is, except as otherwise provided in this Agreement, payable in Sterling.

12.5     SET-OFF AND COUNTERCLAIM

         All payments made by the Company under the Finance Documents shall be made without set-off or counterclaim.

12.6     NON-BUSINESS DAYS

(a) If a payment under the Finance Documents is due on a day which is not a Business Day, the due date for that payment shall instead be the next Business Day in the same calendar month (if there is one) or the preceding Business Day (if there is not).

(b) During any extension of the due date for payment of any principal under the Finance Documents interest is payable on the principal at the rate payable on the original due date.

12.7     PARTIAL PAYMENTS

(a) If the relevant Agent receives a payment insufficient to discharge all the amounts then due and payable by the Company under the Finance Documents, the relevant Agent shall apply that payment towards the obligations of the Company under the Finance Documents in the following order:-

         (i) first, in or towards payment pro rata of any unpaid fees, costs and expenses of the Agents under the Finance Documents;

         (ii) secondly, in or towards payment pro rata of any accrued fees due but unpaid under Clause 21.2 (Commitment fee);

         (iii) thirdly, in or towards payment pro rata of any accrued interest due but unpaid under this Agreement;

         (iv) fourthly, in or towards payment pro rata of any principal due but unpaid under this Agreement; and

         (v) fifthly, in or towards payment pro rata of any other sum due but unpaid under the Finance Documents.

(b) The Agents shall, if so directed by all the Banks, vary the order set out in sub-paragraphs (a)(ii) to (v) above.

(c) Paragraphs (a) and (b) above shall override any appropriation made by the Company.

13.      TAXES

13.1     GROSS-UP

         All payments by the Company under the Finance Documents shall be made without any deduction and free and clear of and without deduction for or on account of any taxes or other deductions, except to the extent that the Company is required by law to make payment subject to any taxes. If any tax or amounts in respect of tax must be deducted, or any other deductions must be made, from any amounts payable or paid by the Company, or paid or payable by an Agent to a Bank, under the Finance Documents, the Company shall pay such additional amounts as may be necessary to ensure that the relevant Bank receives a net amount equal to the full amount which it would have received had payment not been made subject to tax or other deduction.

13.2     TAX RECEIPTS

         All taxes required by law to be deducted or withheld by the Company from any amounts paid or payable under the Finance Documents shall be paid by the Company when due and the Company shall, within 15 days of the payment being made, deliver to the Facility Agent for the relevant Bank evidence reasonably satisfactory to that Bank (including all relevant tax receipts) that the payment has been duly remitted to the appropriate authority.

13.3     REFUND OF TAX CREDITS

         If:-

         (a) the Company makes a payment under Clause 13.1 (Gross-up) (a "TAX PAYMENT") in respect of a payment to a Bank under the Finance Documents; and

         (b) that Bank determines in good faith that it has obtained a refund of tax or obtained and used a credit against tax on its overall net income (a "TAX CREDIT") which that Bank is able to identify in good faith as attributable to that Tax Payment, then, if it determines, acting in good faith, that it can do so without any other adverse consequences for the Bank, that Bank shall forthwith reimburse the Company such amount as that Bank in its absolute discretion determines to be such proportion of that Tax Credit as will leave that Bank (after that reimbursement) in no better or worse position in respect of its worldwide tax liabilities than it would have been in if no Tax Payment had been required. A Bank shall have an absolute discretion as to whether to claim any Tax Credit (and, if it does claim, the extent, order and manner in which it does so) and whether any amount is due from it under this Clause 13.3 (and, if so, what amount and when). No Bank shall be obliged to disclose any information regarding its tax affairs and computations.

13.4     QUALIFYING BANK

(a) Each Bank party to this Agreement on the date of this Agreement represents that it is a Qualifying Bank on the date of this Agreement. Any bank or financial institution which becomes a Bank after the date of this Agreement pursuant to Clause 27.2 (Transfers by Banks) or otherwise represents to the Company on the date it becomes a Party that, as at that date, it is a Qualifying Bank.

(b) If, otherwise than as a result of the introduction of, change in, or any change in the interpretation, administration or application of, any law or regulation, any Double Taxation Treaty or any practice or concession of the United Kingdom Inland Revenue occurring after the date a Bank becomes a Party, the Bank is not or ceases to be a Qualifying Bank, the Company will not be liable to pay to that Bank under Clause 13.1 (Gross-up) any amount in respect of taxes levied or imposed by the U.K. or any taxing authority of or in the U.K. in excess of the amount it would have been obliged to pay if that Bank had been or had not ceased to be a Qualifying Bank.

(c) Any Bank which falls within paragraph (b) of the definition of Qualifying Bank shall:

         (i) promptly deliver to the Company a duly completed form from the relevant tax authorities such that the Company may apply to the Inland Revenue for a direction to the Company under the Double Taxation Relief (Taxes on Income) (General) Regulations 1970 that the Company should not, on account of the relevant Double Taxation Treaty, pay any interest due to the Bank under the Finance Documents under deduction of U.K. tax. The Bank concerned shall, upon the request of the Company, promptly and duly (if it is able to do so) execute and deliver any and all such further instruments and documents which are required for the purpose of obtaining such a direction; or

         (ii) use all reasonable endeavours to transfer its rights, obligations and Commitments to a Qualifying Bank from which it is not illegal for any member of the AEL Group or its Affiliates to borrow within 90 days of the date of becoming aware that the relevant Double Tax Treaty has ceased to apply or no longer gives full exemption to that Bank from United Kingdom taxation on interest, provided that the consent of the Company shall not be required under Clause 27.2 (Transfers by Banks) for such a transfer.

(d) The Company will not be liable to pay to a Bank under Clause 13.1 (Gross-up) any amount in respect of taxes levied or imposed by the U.K. or any taxing authority of or in the U. K. which it would not have been obliged to pay if that Bank had performed its obligations under paragraph (c) above (whether or not then requested to do so pursuant to that paragraph (c)).

(e) Each Bank shall notify the Company through the Facility Agent as soon as it is aware that it ceases to be a Qualifying Bank.

14.      MARKET DISRUPTION

(a) If LIBOR is to be determined by reference to the Reference Banks but a Reference Bank does not supply an offered rate by 11.30 a.m. on a Rate Fixing Day, the applicable LIBOR shall, subject to paragraph (b) below, be determined on the basis of the quotations of the remaining Reference Banks.

(b)      If, in relation to any proposed Loan:-

         (i) LIBOR is to be determined by reference to the Reference Banks but no, or only one, Reference Bank supplies a rate for the purposes of determining the applicable LIBOR or the Facility Agent otherwise determines that adequate and fair means do not exist for ascertaining the applicable LIBOR; or

         (ii) the Facility Agent receives notification from Banks whose participations in a Loan exceed 50 per cent. of that Loan that, in their opinion:-

                  (A) matching deposits may not be available to them in the London interbank market in the ordinary course of business to fund their participations in that Loan for the relevant Interest Period; or

                  (B) the cost to them of matching deposits in the London interbank market would be in excess of the relevant LIBOR,

         the Facility Agent shall promptly notify the Company and the relevant Banks of the fact and that this Clause 14 is in operation.

(c)      After any notification under paragraph (b) above:-

         (i) unless the Company notifies the Facility Agent to the contrary before close of business on the day it received the notification under paragraph (b) above, the Loan shall still be made but it shall have an Interest Period of one month and the interest payable on that Loan shall be determined in accordance with sub-paragraphs (ii) to (vi) below; and

         (ii) promptly after receipt of the notification, the Company and the Facility Agent shall enter into negotiations in good faith for a period of not more than one month with a view to agreeing a substitute basis for determining the rate of interest and/or funding applicable to the Loan affected by the notification;

         (iii) any substitute basis agreed under sub-paragraph (ii) above shall be, with the prior consent of all the Banks, binding on all the Parties;

         (iv) if no substitute basis is agreed under sub-paragraph (ii) above, each Bank (through the Facility Agent) shall certify on or before the last day of the Interest Period to which the notification relates an alternative basis for maintaining its participation in that Loan;

         (v) any alternative basis referred to in sub-paragraph (iv) above may include an alternative method of fixing the interest rate, alternative Interest Periods or alternative Optional Currencies or, as the case may be, Sterling but it must reflect the cost to the Banks of funding their participations in that Loan from whatever sources each relevant Bank may reasonably select (each Bank's cost of funding being certified by that Bank with a copy to the Facility Agent) plus the applicable Margin and (if applicable) any Mandatory Costs; and

         (vi) each alternative basis so certified shall be binding on the Company and the certifying Bank and treated as part of this Agreement.

15.      INCREASED COSTS

15.1     INCREASED COSTS

(a) Subject to Clause 15.2 (Exceptions), the Company shall forthwith on demand by a Finance Party pay that Finance Party the amount of any increased cost incurred by it or its Holding Company as a result of:

         (i) the introduction of, or any change in, or any change in the interpretation or application of, any law or regulation after the date of this Agreement; or

         (ii) compliance with any regulation made after the date of this Agreement,

         including any law or regulation relating to taxation, change in currency of a country or reserve asset, special deposit, cash ratio, liquidity or capital adequacy requirements or any other form of banking or monetary control. Promptly after any Finance Party becomes aware of any such increased cost, that Finance Party shall notify the Borrower through the Facility Agent. Any demand shall give calculations in reasonable detail of that increased cost and the basis for making the demand, except that the Finance Party shall not be obliged to disclose any information which it reasonably considers to be confidential.

(b)      In this Agreement "INCREASED COST" means:-

         (i) an additional cost incurred by a Finance Party or its Holding Company as a result of the Finance Party having entered into, or performing, maintaining or funding its obligations under, the Finance Documents; or

         (ii) that portion of an additional cost incurred by a Finance Party or its Holding Company in the Finance Party making, funding or maintaining all or any advances comprised in a class of advances formed by or including the participations in the Loans made or to be made under this Agreement as is attributable to the Finance Party making, funding or maintaining those participations; or

         (iii) a reduction in any amount payable to a Finance Party or its Holding Company or the effective return to a Finance Party under this Agreement or on its capital or that of its Holding Company; or

         (iv) the amount of any payment made by a Finance Party or its Holding Company, or the amount of interest or other return foregone by a Finance Party or its Holding Company, calculated by reference to any amount received or receivable by a Finance Party from any other Party under the Finance Documents.

15.2     EXCEPTIONS

         Clause 15.1 (Increased costs) does not apply to any increased cost:-

         (a)      compensated for by the payment of the Mandatory Costs;

         (b) compensated for by the operation of Clause 13 (Taxes) or which would have been compensated for but for the operation of Clause 13.4(b) or (d) (Qualifying Bank) or compensated for by the operation of any other term of this Agreement;

         (c) attributable to any change in the rate or the basis of calculating tax on the overall net income of a Bank or its Holding Company (or the overall net income of a division or branch of the Bank or its Holding Company) imposed in the jurisdiction in which its principal office or Facility Office is situate;

         (d)      attributable to the negligence or wilful default of a Bank; or

         (e) attributable to the period 90 days after the relevant Finance Party becomes aware of the increased cost and prior to the Company being notified of an increased cost, except to the extent that the increased cost is applied retrospectively; this is without prejudice to the right of a Finance Party to claim for any subsequent increased cost.

16.      ILLEGALITY

         If it is or becomes unlawful or contrary to any regulation in any applicable jurisdiction for a Bank to give effect to any of its obligations as contemplated by this Agreement or to fund or maintain its participation in any Loan, then:-

         (a) the Bank shall promptly notify the Company through the Facility Agent accordingly; and

         (b)      (i)      the Company shall, by no later than the latest day
                           permitted by the relevant law or regulation, prepay that Bank's participation in all Loans made to it together with all other amounts payable by it to that Bank under this Agreement; and

                  (ii)     the Bank's Commitment shall be cancelled.

17.      REPRESENTATIONS AND WARRANTIES

17.1     REPRESENTATIONS AND WARRANTIES

         The Company makes the representations and warranties set out in this Clause 17 (Representations and warranties) to each Finance Party.

17.2     STATUS

(a) It is a limited liability company, duly incorporated and validly existing under the Companies Act 1985;

(b) it has the power to own its assets and carry on its business as it is being conducted; and

(c) as at the date of this Agreement, the Parent is the beneficial owner of all the issued shares in the Company.

17.3     POWERS AND AUTHORITY

         It has the power to enter into and perform, and has taken all necessary action to authorise the entry into, performance and delivery of, the Finance Documents to which it is or will be a party and the transactions contemplated by those Finance Documents.

17.4     LEGAL VALIDITY

         Each Finance Document to which it is or will be a party constitutes, or when executed in accordance with its terms will constitute, its legal, valid, binding and enforceable obligation.

17.5     NON-CONFLICT

         The entry into and performance by it of, and the transactions contemplated by, the Finance Documents do not and will not:-

         (a) conflict with any law or regulation, judicial or official order or, to a material extent, the Appointment or Appointment Undertaking; or

         (b)      conflict with its memorandum or articles of association; or

         (c) conflict to a material extent with any document which is binding upon any member of the AEL Group or any asset of any member of the AEL Group.

17.6     NO DEFAULT

(a)      No Default is outstanding or will result from any Loan; and

(b) no other event is outstanding which constitutes a default under any document which is binding on any member of the AEL Group or any asset of any member of the AEL Group to an extent or in a manner which has a Material Adverse Effect.

17.7     AUTHORISATIONS

         Subject to due registration of the Debenture at Companies House under section 395 of the Companies Act 1985 and the execution of the Deed of Release, all authorisations required by the laws of England or the terms of the Appointment or Appointment Undertaking in connection with the entry into, performance, validity and enforceability of, and the transactions contemplated by, the Finance Documents have been obtained or effected (as appropriate) and are in full force and effect.

17.8     ACCOUNTS

         The audited consolidated accounts of the AEL Group and the Wessex Group most recently delivered to the Facility Agent under this Agreement:-

         (a) have been prepared in accordance with relevant Applicable Accounting Principles; and

         (b) fairly represent the consolidated financial condition of the AEL Group and the Wessex Group as at the date to which they respectively were drawn up.

17.9     LITIGATION

         No litigation, arbitration or administrative proceedings are current or, to its knowledge, pending or threatened:-

         (a) to restrain entering into the Finance Documents, or to restrain the exercise of any of its rights under the Finance Documents or to restrain the performance or enforcement of or compliance with any of its obligations under the Finance Documents which are (in the reasonable opinion of the Facility Agent) material; or

         (b)      which have a Material Adverse Effect.

17.10    INFORMATION MEMORANDUM

(a) All material factual information contained in the Information Memorandum was true (or, in the case of information provided by any person other than the Company or its advisers, was true to the best of its knowledge and belief) in all material respects at the date (if any) ascribed to it in the Information Memorandum or (if none) at the date of the Information Memorandum;

(b) any expressions of opinion or intention and any forecasts and projections contained in the Information Memorandum were arrived at after careful consideration and were based on reasonable assumptions; and

(c) as at the date of this Agreement, the Information Memorandum, taken as a whole, was not misleading in any material respect and did not omit to disclose any matter failure to disclose which would result in any material information contained in the Information Memorandum being misleading in any material respect in the context of the Finance Documents.

17.11    ENVIRONMENTAL MATTERS

(a) Each member of the AEL Group has obtained all material Environmental Licences required for the carrying on of its business as conducted and is in compliance in all material respects with:

         (i)      the terms and conditions of those Environmental Licences; and

         (ii)     all other applicable Environmental Law,

         which, in each case, if not obtained or complied with, has a Material Adverse Effect and there are, to its knowledge, no circumstances which may materially prevent or interfere with such compliance in the future;

(b) so far as the Company is aware after due enquiry, no Dangerous Substance has been used, disposed of, generated, stored, transported, dumped, released, deposited, buried or emitted at, on from or under any site or premises (whether or not owned, leased, occupied or controlled by any member of the AEL Group and including any offsite waste management or disposal location utilised by any member of the AEL Group) in circumstances where this has a Material Adverse Effect; and

(c) so far as the Company is aware after due enquiry, there is no Environmental Claim (whether in respect of any site previously or currently owned or occupied by any member of the AEL Group or otherwise) pending or threatened, and there are no past or present acts, omissions, events or circumstances that would be likely to form the basis of any Environmental Claim (whether in respect of any site previously or currently owned or occupied by any member of the AEL Group or otherwise), against it which, in each case, is reasonably likely to be determined against it and which, if so determined, has a Material Adverse Effect.

17.12    ASSETS

         The Company is, subject to the release of Security Interests granted in relation to the Original Facility Agreement, the beneficial owner of all its assets free from any Security Interests (other than any Security Interests permitted under Clause 18.9(b) (Negative pledge)).

17.13    APPOINTMENT

(a)      The Appointment is in full force and effect;

(b) there exist no material breaches of the terms of the Appointment or Appointment Undertakings; and

(c) there are no circumstances in existence which would entitle the Director or the Secretary of State to seek to revoke the Appointment.

17.14    TIMES FOR MAKING REPRESENTATIONS AND WARRANTIES

         The representations and warranties set out in this Clause 17 (Representations and warranties):-

         (a) are made by the Company, unless it is expressly provided to the contrary, on the date of this Agreement; and

         (b) (with the exception of Clauses 17.2(c) (Status), 17.6(a) (No default), 17.7 (Authorisations), 17.10 (Information Memorandum), 17.11 (Environmental matters), 17.12 (Assets) and
                  17.13 (Appointment)) are deemed to be made by the Company on the date of each Request and each Drawdown Date with reference to the facts and circumstances then existing.

17.15    QUALIFICATIONS TO REPRESENTATIONS

(a) The representations and warranties contained in Clauses 17.4 (Legal validity) and 17.7 (Authorisations) shall (where applicable) be subject, as to matters of law only, to the qualifications in the legal opinion referred to in Schedule 2.

(b) The Company shall promptly disclose to the Agent if any representation and warranty to be made under this Clause 17 ceases to be correct as at the date it is to be made. Any misrepresentation which has arisen or which may arise and which has been disclosed to the Facility Agent may be waived in accordance with Clause 26 (Amendments and waivers).

18.      UNDERTAKINGS

18.1     DURATION

         The undertakings in this Clause 18 (Undertakings) remain in force from the date of this Agreement for so long as any amount in respect of principal, interest or fees payable under the Finance Documents is or may be outstanding or any Commitment is in force.

18.2     FINANCIAL INFORMATION

         The Company shall supply to the Facility Agent in sufficient copies for all the Banks:-

         (a) as soon as the same are available (and in any event within 120 days of the end of each of its financial years) the audited consolidated accounts of the AEL Group and the Wessex Group for that financial year;

         (b) as soon as the same are available (and in any event within 60 days of the end of the first half-year of each of its financial years and within 45 days of the end of each quarter of each of its financial years) the unaudited consolidated accounts of the AEL Group and the Wessex Group for that half-year or that quarter, as the case may be;

         (c)      (i)      together with the accounts of the AEL Group specified
                           in paragraph (a) above, a certificate signed by its auditors setting out in reasonable detail computations establishing compliance or non-compliance with Clause 18.28 (Financial covenants) as at the date to which those accounts were drawn-up; and

                  (ii) together with the accounts of the AEL Group specified in paragraph (b) above, a certificate signed by two of its senior authorised officers on its behalf setting out in reasonable detail computations establishing compliance or non-compliance with Clause
                           18.28 (Financial covenants) as at the date to which those accounts were drawn-up and specifying the amounts of the Loans drawn for the purpose of making Inter-Company Loans and repaying Parent Loans and the amount of the Parent Loans then outstanding;

         (d) within 5 Business Days of them being delivered to the Director under Part F of Schedule 2 of the Appointment, the accounting statements delivered to the Director by the Appointment Holder.

18.3     INFORMATION - MISCELLANEOUS

         The Company shall supply to the Facility Agent:-

         (a) all documents despatched by it to its creditors (or any class of them), at the same time as they are despatched;

         (b) promptly upon becoming aware of them, details of any litigation, arbitration or administrative proceedings against any member of the AEL Group which are current, threatened or pending, and which:

                  (i)      if adversely determined, have a Material Adverse
                           Effect; or

                  (ii) would involve liability or potential liability of(pound)10,000,000 (or its equivalent in other currencies) or more on any member of the Group; or

                  (iii) involves the Director, the Secretary of State or the Appointment or any Appointment Undertaking (other than routine requests and enquiries or in connection with any periodic or regular review);

         (c) all notices and other information relating to the shares in Wessex Water charged under the Debenture;

         (d) any Appointment Undertaking after the date of this Agreement promptly after it is given; and

         (e) promptly, such further information in the possession or control of any member of the AEL Group regarding its financial condition and operations as any Finance Party may reasonably request and which the Company is able to provide without breaching any legal obligation or regulation, in sufficient copies for all of the Banks, if the Facility Agent so requests.

18.4     NOTIFICATION OF DEFAULT

         The Company shall notify the Facility Agent of any outstanding Event of Default (and the steps, if any, being taken to remedy it) forthwith upon an executive officer of the Company becoming aware of its occurrence.

18.5     COMPLIANCE CERTIFICATES/ACCOUNTING MATTERS

(a)      The Company shall supply to the Facility Agent:-

         (i) together with the accounts of the AEL Group specified in Clause 18.2(a) and (b) (Financial information); and

         (ii) promptly at any other time, if the Facility Agent has reasonable cause to believe a Default may have occurred and so requests,

         a certificate signed by two of its senior authorised officers on its behalf certifying that no Event of Default is outstanding or, if an Event of Default is outstanding, specifying the Event of Default and the steps, if any, being taken to remedy it.

(b) If, at any time after the date of this Agreement, any material change is made to the Applicable Accounting Principles, the Company shall notify the Facility Agent of the change and, in the absence of any agreement between the Company and the Facility Agent (acting on the instructions of the Majority Banks) to the contrary, the Company shall ensure that the Auditors provide a description of the change and the adjustments which would be required to be made to the latest accounts or financial statements of the AEL Group or the Wessex Group so that those accounts or financial statements reflect the Applicable Accounting Principles, and any reference to any financial statements or accounts delivered under this Agreement shall be construed as a reference to those accounts or financial statements as adjusted to reflect the Applicable Accounting Principles.

18.6     AUTHORISATIONS

         The Company shall promptly:-

         (a)      obtain, maintain and comply with the terms of; and

         (b) supply certified copies to the Facility Agent of, any authorisation required under any law or regulation to enable it to perform its obligations under, or for the validity or enforceability (subject to the qualifications as to matters of law in the legal opinions referred to in Schedule 2) of, any Finance Document.

18.7     ENVIRONMENTAL MATTERS

         The Company shall procure that each member of the AEL Group will:

         (a) obtain all requisite Environmental Licences and comply in all material respects with:

                  (i) the terms and conditions of all Environmental Licences applicable to it; and

                  (ii)     all other applicable Environmental Laws,

                  in each case where failure to do so has a Material Adverse Effect; and

         (b) promptly upon receipt of the same, notify the Facility Agent of any claim or notice served on it in respect of any alleged breach of or corrective or remedial obligation or liability under any Environmental Law which would, if substantiated, have a Material Adverse Effect.

18.8     PARI PASSU RANKING

         The Company shall procure that its payment obligations under the Finance Documents do and will rank at least pari passu with all its other present and future unsecured and unsubordinated obligations, except for obligations which are mandatorily preferred by law applying to companies generally, provided that the Wessex Loan shall be subordinated to the Loans in accordance with the Subordination Agreement.

18.9     NEGATIVE PLEDGE

(a) The Company shall not, and the Company shall procure that no other member of the AEL Group will, create or permit to subsist any Security Interest on any of its assets.

(b)      Paragraph (a) does not apply to:

         (i) any lien or right of set-off arising by operation of law (or by an agreement having similar effect) in the ordinary course of business; or

         (ii) pledges of goods, the related documents of title and/or other related documents arising or created in the ordinary course of its business as security only for Financial Indebtedness to a bank or financial institution directly relating to the goods or documents on or over which that pledge exists; or

         (iii) any Security Interest arising out of title retention or conditional sale provisions in a supplier's standard conditions of supply of goods acquired by any member of the AEL Group in the ordinary course of its business;

         (iv) any Security Interest existing on an asset at the time of the acquisition of the asset by any member of the AEL Group after the date of this Agreement, but only if:

                  (A) the Security Interest was not created in contemplation of the acquisition;

                  (B) the principal amount secured by the Security Interest is not increased after the acquisition; and

                  (C) the Security Interest is discharged within 180 days of the acquisition; or

         (v) any Security Interest existing on the assets of a company at the time it becomes a member of the AEL Group after the date of this Agreement, but only if:

                  (A) the Security Interest was not created in contemplation of the relevant company becoming a member of the AEL Group;

                  (B) the principal amount secured by the Security Interest is not increased after the relevant company becomes a member of the AEL Group; and

                  (C) the Security Interest is discharged within 180 days of the relevant company becoming a member of the AEL Group; or

         (vi)     any Security Interest which:-

                  (A) constitutes a contractual right of any bank or financial institution to apply any credit balance maintained by any member of the AEL Group with that bank or financial institution against any amount due and payable to such bank or financial institution by that or any other member of the AEL Group; and

                  (B) arises in connection with the relevant AEL Group member's ordinary banking arrangements (including a cash management scheme); or

         (vii) any Security Interest created under the Debenture or with the approval of the Majority Banks; or

         (viii) any Security Interest created by a Project Finance Subsidiary, or over the shares of a Project Finance Subsidiary, securing Project Finance Indebtedness; or

         (ix) any other Security Interest not falling within any of paragraphs (i) to (viii) above so long as the aggregate principal amount of outstanding indebtedness secured by all the Security Interests permitted under this sub-paragraph (ix) at any time, together with the aggregate principal amount of all outstanding indebtedness permitted under Clause 18.10(b) (Transactions similar to security) at that time, does not exceed (pound)35,000,000 (or its equivalent in other currencies).

18.10    TRANSACTIONS SIMILAR TO SECURITY

(a) Subject to paragraph (b) below, the Company shall not, and the Company shall procure that no other member of the AEL Group will:-

         (i) other than in relation to a finance lease, sell, transfer or otherwise dispose of any of its assets on terms whereby it is or may be leased to or re-acquired or acquired by a member of the AEL Group or any of its related entities; or

         (ii) sell, transfer or otherwise dispose of any of its receivables on recourse terms, except for the discounting of bills or notes in the ordinary course of trading,

         in circumstances where the transaction is entered into primarily as a method of raising or of financing the acquisition of an asset.

(b) Any member of the AEL Group may enter into transactions otherwise prohibited by sub-paragraph (a)(i) above so long as the aggregate principal amount of outstanding indebtedness of the AEL Group in respect of all those transactions at any time, together with the aggregate principal amount of all outstanding secured indebtedness permitted under Clause 18.9(b)(ix) (Negative pledge) at that time, does not exceed (pound)35,000,000 (or its equivalent in other currencies).

18.11    DISPOSALS

(a) The Company shall not, and the Company shall procure that no other member of the AEL Group will, either in a single transaction or in a series of transactions, whether related or not and whether voluntarily or involuntarily, sell, transfer, grant or lease or otherwise dispose of all or any part of its assets (all such transactions being "DISPOSALS" for the purpose of this Clause 18.11).

(b)      Paragraph (b) does not apply to the following disposals:-

         (i) disposals made in the ordinary course of business of the disposing entity or for the purposes of a finance lease; or

         (ii) disposals of assets in exchange for other assets comparable or superior as to type, value and quality; or

         (iii) disposals of obsolete or surplus assets no longer required for the purpose of the relevant person's business; or

         (iv) the payment of cash as consideration for the acquisition of any asset or services; or

         (v) disposals by one member of the AEL Group to another member of the AEL Group (other than a Project Finance Subsidiary), but only if, in the case of a Subsidiary of the Company to whom the assets are transferred, the Company owns directly or indirectly at least a corresponding percentage of the ownership interest in the transferee Subsidiary as in the transferor Subsidiary; or

         (vi) disposals of assets not falling within any other sub-paragraph of this paragraph (b) to the extent that the aggregate value of those assets disposed of since the date of this Agreement is less than (pound)35,000,000 (or its equivalent in other currencies); or

         (vii) disposals of receivables, subsidiaries incorporated outside the U.K. and partly owned subsidiaries and associated undertakings on arm's length terms for full cash consideration; or

         (viii)   any other disposal approved by the Majority Banks; or

         (ix) subject to Clause 18.15 (Distributions), payment of any lawful dividend.

18.12    CHANGE OF BUSINESS

         The Company shall procure that no substantial change is made to the general nature or scope of the business of the Company or the AEL Group from that carried on at the date of this Agreement or those which are usual for water and wastewater companies in the United Kingdom as at the date of this Agreement. An extension into ancillary businesses or the making of Inter-Company Loans does not constitute a change in the general nature or scope of the business of the Company or the AEL Group for the purposes of this Clause 18.12.

18.13    HOLDING COMPANY AND SPVS

(a) The Company shall not carry on any business (other than the holding of shares in, the making of loans to, and the provision of administrative services to, members of the AEL Group and the making of Inter-Company Loans) or acquire any assets other than cash, Cash Equivalents or shares in (or loans to) members of the AEL Group or as otherwise permitted by Clause 11.2 (Debt Service Reserve Account).

(b) The Company shall not make an Inter-Company Loan to an SPV if that SPV carries on any business other than in connection with the relevant Acquisitions or funding the general corporate purposes of any water or wastewater related assets or businesses that are part of the Acquisition or Acquisitions funded in whole or in part through that SPV.

(c) The Company shall not, and shall procure that each member of the AEL Group shall not enter into any transaction or dealing with an SPV (other than the making of Inter-Company Loans) except for any transaction or dealing which is on arm's length terms and is in the ordinary course of business.

18.14    MERGERS AND ACQUISITIONS

(a) The Company shall not, and the Company shall procure that no other member of the AEL Group will, enter into any amalgamation, demerger, merger or reconstruction, except for any amalgamation, merger or reconstruction between a member of the AEL Group (other than the Company or the Appointment Holder) and any other member of the AEL Group (other than the Company or the Appointment Holder).

(b) The Company shall not, and the Company shall procure that no other member of the AEL Group will, acquire any assets or business or make any investment if the assets, business or investment is substantial in relation to the AEL Group, except for:

         (i) acquisitions or investments made in the ordinary course of business;

         (ii) capital expenditure and any other expenditure, in either case required to be carried out under the Appointment, any Appointment Undertaking or any other applicable law or regulation or reasonably required in the ordinary course of business; and

         (iii) other acquisitions or investments, the consideration for which does not exceed (on a cumulative basis) (pound)10,000,000 (or its equivalent in other currencies) but only if, in either case, no Default is then outstanding or will result from the acquisition or investment, provided that nothing in this Clause 18.14 shall prevent an Acquisition or Permitted Transaction.

18.15    DISTRIBUTIONS

(a) The Company shall not declare, recommend, make or pay any dividend, distribution or payment (including by way of redemption, repurchase, defeasance, retirement, return or repayment) to any of its shareholders.

(b) The Company shall procure that Wessex Water pays dividends in cash to its shareholders in an amount equal to its maximum distributable reserves when it has cash available to pay that dividend, provided that the dividend to be declared for 1999 will be less than the maximum distributable reserves by the amount of (pound)15,000,000 in respect of a loan repayment which is to be made during that period and any distributions made or to be made in respect of the Wessex Inter-Company Receivable.

(c) The Company shall procure that the Appointment Holder pays to Wessex Water the maximum dividends permissible by its then current dividend policy.

18.16    LENDING AND BORROWING

(a)      The Company will not incur any Borrowings other than:

         (i)      under the Facility;

         (ii)     the Loan Notes;

         (iii)    the Bristol Water Trust Loan; and

         (iv) any Parent Loan, provided that such Parent Loan bears interest at a rate no higher than the rate prevailing under this Agreement.

(b) The Company shall not, and will procure that no member of the AEL Group will, be the creditor in respect of any Borrowings, other than:

         (i) any Borrowing entered into with the prior consent of the Majority Banks; or

         (ii) any Borrowing under paragraph (b) of the definition of "Borrowings" where trade credit is extended by any member of the AEL Group on normal commercial terms and in the ordinary course of its business on substantially the same terms (or terms more favourable to it) and in similar circumstances as for trade credit extended prior to the date of this Agreement by the Wessex Group; or

         (iii) loans contemplated by Clause 11 (Debt Service Reserve Account) or made by one member of the AEL Group to another member of the AEL Group; or

         (iv)     Cash Equivalents; or

         (v)      Inter-Company Loans; or

         (vi)     Borrowings not otherwise permitted under sub-paragraphs (i) to
                  (v) above in an aggregate amount for the AEL Group as a whole at any time outstanding not exceeding (pound)10,000,000 (or its equivalent in other currencies).

18.17    RATINGS

(a) The Company shall use reasonable endeavours to procure that it has, at all times, an Issuer Credit Rating and the Appointment Holder has an Issuer Credit Rating, in each case from Standard & Poor's and Moody's.

(b) The Company shall use reasonable endeavours to maintain an Issuer Credit Rating of at least BBB and Baa2 from Standard & Poor's and Moody's respectively.

18.18    INSURANCE

         The Company shall procure that each member of the AEL Group will maintain with underwriters or insurance companies of repute the policies of insurance in relation to its business and assets which a prudent person carrying on a similar business would be expected to maintain (including policies to cover public and third party liability and insurance against business interruption) and any such other insurance as may be required pursuant to the terms of any Finance Document.

18.19    CONSTITUTIONAL DOCUMENTS

         The Company shall not, and the Company will procure that no other member of the AEL Group will, without the prior consent of the Majority Banks or except as required by law, amend or seek or agree to amend or replace the memorandum or articles of association or other constitutional documents or by-laws of any member of the AEL Group in any way which would be likely materially and adversely to affect the interests of the Banks under the Finance Documents.

18.20    MINIMUM DEBT SERVICE AMOUNT

         The Company shall at all times after the date falling 6 months from the date of this Agreement ensure that an amount equal to the Minimum Debt Service Amount is maintained in the Debt Service Reserve Account. The amount standing to the credit of the Debt Service Reserve Account (for the purpose of establishing compliance with this Clause 18.20) shall be the aggregate of:

         (a) all cash and Cash Equivalents standing to the credit of the Debt Service Reserve Account; and

         (b) any cash or Cash Equivalents that have been withdrawn from the Debt Service Reserve Account in accordance with Clause 11.2(b) (Debt Service Reserve Account), if the Company has the benefit of a guarantee or an on demand letter of credit (in each case from a financial institution with an Issuer Credit Rating of at least A from Standard & Poor's or A2 from Moody's).

18.21    SHARE CAPITAL AND SUBSIDIARIES

(a) The Company shall ensure that Wessex Water shall not issue any further shares or alter any rights attaching to its issued shares in existence at the date of this Agreement unless those further shares are contemporaneously charged, by way of fixed charge, to the Security Agent on the terms of the Debenture.

(b)      The Company shall not have any direct Subsidiaries other than Wessex
         Water.

18.22    SECURITY PERFECTION

         Subject to due registration under Section 395 of the Companies Act 1985, the Company shall take all action required by the Security Agent to perfect the Security Interests created by the Debenture over the Security Assets (as defined in the Debenture) as soon as reasonably practicable after the date of the Debenture except to the extent the Security Agent and the Company agree otherwise.

18.23    COMPLIANCE WITH LAWS

         Without prejudice to Clause 18.24 (Appointments and regulatory matters), the Company shall, and the Company will procure that each other member of the AEL Group will, comply in all material respects with all applicable laws and regulations, whether domestic or foreign, having jurisdiction over it or any of its assets, failure to comply with which has a Material Adverse Effect.

18.24    APPOINTMENTS AND REGULATORY MATTERS

         The Company shall:

         (a) ensure that any Appointment Holder (or any other relevant member of the AEL Group) complies in all material respects with the terms of the Appointment and any Appointment Undertaking where failure to comply has a Material Adverse Effect;

         (b) notify the Facility Agent promptly upon receipt by it or any member of the AEL Group of any notice from the government, any court or any regulatory authority or agency which is reasonably likely to give rise to the revocation, termination, material adverse amendment, suspension or withdrawal of the Appointment unless, contemporaneously, that Appointment is to be replaced, substituted or reissued on the same, substantially the same or improved terms); and

         (c) procure that each other member of the AEL Group will comply with the requirements of all applicable rules, regulations, orders and other requirements of the Secretary of State and the Director under the Act or any other law applicable to the conduct of the business of the supply of water and/or wastewater services, where failure to comply has a Material Adverse Effect.

18.25    APPOINTMENT UNDERTAKINGS

         The Company will consult, where practicable, with the Banks with regard to the terms of any Appointment Undertaking which it or any Appointment Holder or any other member of the AEL Group may be required to give to the Director or the Secretary of State and will not give and will procure that such person will not give any such Appointment Undertaking without, where practicable, prior consultation with the Banks.

18.26    BUSINESS CONSENTS

         The Company will, and the Company will procure that each other member of the Group will, obtain, promptly renew from time to time, and maintain in full force and effect, and if so requested promptly furnish certified copies to the Facility Agent of, all such material authorisations as may be required under any applicable law or regulation or under the Appointment or any Appointment Undertaking to carry on its business as it is being conducted from time to time, where failure to obtain, renew or maintain any such authorisation or non-compliance with the terms of the same has a Material Adverse Effect.

18.27    THE MILLENNIUM

         The Company shall procure that:

         (a) the occurrence of the year 2000 will not affect the capacity of any computer systems software or other equipment owned or used by any member of the AEL Group to perform any function capable of being performed by that computer system, software or other equipment prior to the year 2000, correctly, efficiently and without interruption, to the extent that failure so to perform would have a Material Adverse Effect; and

         (b) any reprogramming or other action necessary to comply with this Clause 18.27 is completed no later than is necessary to ensure compliance with paragraph (a) above.

18.28    FINANCIAL COVENANTS

(a)      In this Clause 18.28:-

         "ADJUSTED CAPITAL AND RESERVES"

         means, in the case of the AEL Group or the Wessex Group as the case may be, at any time the amount (including any share premium) for the time being paid up or credited as paid up on the issued share capital of the Company or Wessex Water, as appropriate, adjusted as follows:

         (i) PLUS, in the case of the Company or, as the case may be, Wessex Water, the outstanding amount of any indebtedness which is subordinated to the Loans on substantially the same terms as the Subordination Deed (other than indebtedness between members of the AEL Group);

         (ii) PLUS the amount standing to the credit (or, as the case may be, MINUS the amount standing to the debit) of the capital and revenue reserves of the AEL Group or the Wessex Group (as appropriate);

         (iii) PLUS any amount standing to the credit or MINUS any amount standing to the debit of the consolidated profit and loss account of the AEL Group or the Wessex Group (as appropriate);

         (iv) MINUS any distribution declared or made by the Company or any of its Subsidiaries (other than to another member of the AEL Group or the Wessex Group (as appropriate)) out of profits included within reserves to the extent that those reserves have not already been reduced on account of it;

         (v) MINUS amounts attributable to the interests (if any) of outside holders of issued share capital in any member of the AEL Group (other than the Company) or in any member of the Wessex Group (other than Wessex Water) (as appropriate), and, for the purposes of the foregoing:

         (A) no item shall be effectively deducted or added more than once, all items shall be calculated on a consolidated basis and (subject only as may be required in order to reflect the express inclusion or exclusion of items as specified in this definition) in accordance with the relevant Applicable Accounting Principles; and

         (B) where the calculation is being made as at the end of any Accounting Period it shall be determined from the balance sheet forming part of the relevant quarterly or annual accounts for that Accounting Period.

         "CONSOLIDATED EBITDA"

         for any period means the operating profit of the AEL Group or, as appropriate, the Wessex Group for such period:

         (i)      BEFORE DEDUCTING all depreciation and other amortisation;

         (ii) BEFORE TAKING INTO ACCOUNT all Extraordinary Items (whether positive or negative) but AFTER TAKING INTO ACCOUNT all Exceptional Items (whether positive or negative);

         (iii)    BEFORE DEDUCTING tax;

         (iv) BEFORE TAKING INTO ACCOUNT Consolidated Net Interest Payable of the AEL Group or the Wessex Group (as appropriate) for such period;

         (v) (without double counting) AFTER DEDUCTING any profit, or adding any loss, to book value arising in favour of the AEL Group or the Wessex Group (as appropriate) on the sale, lease or other disposal of any asset (other than on the sale of trading stock) during such period and deducting any profit, or adding any loss, arising on revaluation of any asset during such period, and, for the purposes of the foregoing, no item shall be effectively deducted or credited more than once in this calculation, all items shall be determined on a consolidated basis and (subject only as may be required in order to reflect the express inclusion or exclusion of items as specified in this definition) in accordance with the Applicable Accounting Principles and as determined from the consolidated accounts of the AEL Group or the Wessex Group (as appropriate) for that annual Accounting Period or for the relevant Accounting Periods falling within that period.

         "CONSOLIDATED NET INTEREST PAYABLE"

         for any period and for either the AEL Group or the Wessex Group, as the case may be, means Consolidated Total Interest Payable LESS any interest or amounts in the nature of interest receivable during the relevant period of the AEL Group or the Wessex Group (as appropriate) determined on the same basis and manner as for Consolidated Total Interest Payable (but excluding, in respect of the Company, any interest earned or income receivable in respect of Inter-Company Loans).

         "CONSOLIDATED TOTAL BORROWINGS"

         at any time means the aggregate at that time of the Borrowings of the members of the AEL Group from sources external to the AEL Group or (as applicable) Borrowings of the members of the Wessex Group from sources external to the Wessex Group PLUS (to the extent not otherwise included) the amount of any actual or contingent liability of any member of the AEL Group or the Wessex Group (as appropriate):

         (i) for Borrowings at that time of any person in which any member of the AEL Group or the Wessex Group (as appropriate) has an ownership interest; or

         (ii) to provide funds by loan, subscription for share capital or otherwise to any person in which any member of the AEL Group or the Wessex Group (as appropriate) has an ownership interest;

         calculated on a consolidated basis and (subject only as may be required in order to reflect the express inclusion or exclusion of items as specified herein and/or in the definition of Borrowings in this Clause) in accordance with the Applicable Accounting Principles and, where the calculation is being made as at the end of any Accounting Period for which a consolidated balance sheet of the AEL Group or the Wessex Group (as appropriate) has been delivered to the Facility Agent, as shown in that balance sheet.

         "CONSOLIDATED TOTAL INTEREST PAYABLE"

         for any period means the interest (and all amounts required by the Applicable Accounting Principles to be accounted for as interest) accrued on Borrowings of the AEL Group or on Borrowings of the Wessex Group, as the case may be, (whether or not paid or capitalised during or deferred for payment after such period) adjusted to take account of any amount constituting interest receivable by any members of the AEL Group or the Wessex Group (as appropriate) under interest rate and/or currency hedging agreements or instruments under which all parties are in compliance with their payment and other material obligations, all determined on a consolidated basis and (subject only as may be required in order to reflect the express inclusion or exclusion of items as specified in this definition) in accordance with the Applicable Accounting Principles and as shown in the consolidated accounts of the AEL Group or the Wessex Group (as appropriate) for such annual Accounting Period or for the Accounting Periods falling within such period.

         "CONSOLIDATED TOTAL NET BORROWINGS"

         means at any time Consolidated Total Borrowings of the AEL Group less the value of Cash Equivalents of the AEL Group at that time.

         "EXCEPTIONAL ITEMS"

         has the meaning given to it in Financial Reporting Standard 3 issued by the Accounting Standards Board (as in force at the date of this Agreement), but shall exclude any items falling within the definition of Extraordinary Items.

         "EXTRAORDINARY ITEMS"

         has the meaning given to it in Financial Reporting Standard 3 issued by the Accounting Standards Board (as in force at the date of this Agreement) but in addition shall include those items listed in paragraph 20 thereof.

         "NET ADVANCE INTEREST"

         means, in respect of each period for which it is tested, the interest payable on the Borrowings of the Company for that period LESS interest or amounts in the nature of interest receivable during that period by the Company (but excluding any interest earned or income receivable in respect of Inter-Company Loans).

(b)      (i)      All the terms used in paragraph (a) above are to be calculated in accordance with the Applicable Accounting Principles of the AEL Group or the Wessex Group, as appropriate.

         (ii) If there is a dispute as to any interpretation of or computation for paragraph (a) above, the interpretation or computation of the Auditors prevails.

         (iii) For the avoidance of doubt, if a covenant under paragraph (c) below is by reference to the AEL Group, the definitions used in that covenant shall all refer to the AEL Group or if that covenant is by reference to the Wessex Group, the definitions used in that covenant shall refer to the Wessex Group.

         (iv)     For the purposes of calculating the ratio in sub-paragraph
                  (c)(iii) below, the effect of the Wessex Inter-Company Receivable on the Adjusted Capital and Reserves of the Wessex Group and the dishcarge of that Wessex Inter-Company Receivable as a Permitted Payment in accordance with (and as defined in) the Subordination Deed shall not be taken into account.

(c)      The Company shall procure that:-

         (i) for the period and as of each date on which it is tested under paragraph (f) below, the ratio of Consolidated EBITDA of the Wessex Group to Consolidated Net Interest Payable of the Wessex Group is no less than 2.5:1;

         (ii) for the period and as of each date on which it is tested under paragraph (f) below, the ratio of Consolidated EBITDA of the AEL Group to Consolidated Net Interest Payable of the AEL Group is no less than 2.25:1;

         (iii) as of each date on which it is tested under paragraph (f) below, the ratio of Consolidated Total Borrowings of the Wessex Group shall not exceed 55 per cent. of Consolidated Total Borrowings and Adjusted Capital and Reserves of the Wessex Group;



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                                       59

         (iv) as of each date on which it is tested under paragraph (f) below, the ratio of Consolidated Total Borrowings of the AEL Group shall not exceed 50 per cent. of Consolidated Total Borrowings and Adjusted Capital and Reserves of the AEL Group.

(d) The Company shall procure that, for the period and as of each date on which it is to be tested under paragraph (f) below, the ratio of dividends received in cash by the Company from Wessex Water to Net Advance Interest shall be not less than 1.5:1.

(e) The Company shall procure that the Consolidated Total Net Borrowings of the AEL Group shall not at any time exceed (pound)1,050,000,000.

(f) The Company shall ensure its Borrowings shall not at any time exceed(pound)425,000,000.

(g)      (i)      The tests of the covenant set out in sub-paragraphs (c)(i) and
                  (ii) above shall be made on the following basis:

                  (A) the first test shall be made in respect of the first quarterly Accounting Period, which commences on the First Test Date;

                  (B) the second test shall be made on a cumulative basis in respect of the two quarterly Accounting Periods commencing on the First Test Date;

                  (C) the third test shall be made on a cumulative basis in respect of the three quarterly Accounting Periods commencing on the First Test Date; and

                  (D) each test of the covenant thereafter shall be made on a quarterly basis and in respect of the four consecutive quarterly Accounting Periods ending on the expiry of the relevant quarterly Accounting Period, and for this purpose, the "First Test Date" is the first day of the first financial quarter of the Company and Wessex Water which commences after the date of this Agreement;

         (ii) the tests of the covenants set out in sub-paragraphs (c)(iii) and (iv) above, shall be made on a quarterly basis; and

         (iii) the tests of the covenant set out in paragraph (d) above shall be made on the Accounting Date as at the financial year end and the financial half year end of the Company, by reference to the previous four consecutive quarterly Accounting Periods ending on that Accounting Date.

19.      DEFAULT

19.1     EVENTS OF DEFAULT

         Each of the events set out in Clauses 19.2 (Non-payment) to 19.19 (Material adverse change) (inclusive) is an Event of Default (whether or not caused by any reason whatsoever outside the control of the Company or any other person).



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                                       60

19.2     NON-PAYMENT

         The Company does not pay on the due date any amount payable by it under the Finance Documents at the place at and in the currency in which it is expressed to be payable and (if caused by technical or administrative error) the non-payment continues unremedied for 3 Business Days from the receipt by it of notice of non-payment from the relevant Agent.

19.3     BREACH OF OTHER OBLIGATIONS

(a) The Company fails to comply with any provision of Clauses 11 (Debt Service Reserve Account), 18.8 (Pari passu ranking) to 18.12 (Change of business) inclusive, 18.15 (Distributions) or Clause 18.28 (Financial covenants); or

(b) the Company does not comply with any provision of the Finance Documents (other than those referred to in Clause 19.2 (Non-payment) or paragraph
         (a) above or Clause 18.17(b) (Ratings)) and, if that default is capable of remedy, it is not remedied within 28 days of the earlier of a senior officer of the Company becoming aware of the default and receipt by it of a notice of default from the Facility Agent.

19.4     MISREPRESENTATION

         A representation, warranty or statement made or repeated in or in connection with any Finance Document or in any document delivered by or on behalf of the Company under or in connection with any Finance Document is incorrect in any material respect when made or deemed to be made or repeated by reference to the facts and circumstances then subsisting and, if the circumstances causing the misrepresentation are capable of remedy within that period, that misrepresentation is not remedied within 28 days of the earlier of the Company becoming aware of the misrepresentation and receipt by it of notice from the Facility Agent requiring remedy.

19.5     CROSS-DEFAULT

(a) Any Financial Indebtedness of a member of the AEL Group is not paid when due or within any applicable grace period; or

(b) an event of default howsoever described occurs under any document relating to Financial Indebtedness of a member of the AEL Group and any creditor in respect of that Financial Indebtedness takes any action whatsoever in connection with that event of default which might have the effect of prejudicing any Finance Party or member of the AEL Group, including (without limitation) any negotiation or compromise relating to that Financial Indebtedness but excluding a waiver of that event of default by that creditor on terms which are not prejudicial to any Finance Party or member of the AEL Group; or

(c) any Financial Indebtedness of a member of the AEL Group becomes prematurely due and payable or is placed on demand as a result of an event of default (howsoever described) under the document relating to that Financial Indebtedness; or

(d) any commitment for, or underwriting of, any Financial Indebtedness of a member of the AEL Group is cancelled or suspended as a result of an event of default (howsoever described) under the document relating to that Financial Indebtedness,



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                                       61

         unless, in any such case or cases the aggregate amount of Financial Indebtedness referred to in all or any of the above cases is less than (pound)15,000,000 (or its equivalent in other currencies).

19.6     INSOLVENCY

(a) The Company or a Material Subsidiary is, or is deemed for the purposes of any law (but for this purpose Section 123(1)(a) of the Insolvency Act 1986 will take effect as if for "(pound)750" there was substituted "(pound)5,000,000" and the relevant statutory demand has not been withdrawn, discharged or stayed within 21 days) to be, unable to pay its debts as they fall due or to be insolvent, or admits inability to pay its debts as they fall due; or

(b) the Company or a Material Subsidiary suspends making payments on all or any class of its debts or announces an intention to do so, or a moratorium is declared in respect of all or any class of its indebtedness; or

(c) the Company or a Material Subsidiary by reason of financial difficulties, begins negotiations with one or more of its creditors with a view to the readjustment or rescheduling of all or any class of its indebtedness.

19.7     INSOLVENCY PROCEEDINGS

(a) Any step (including petition, proposal or convening a meeting) is taken by the Company or a Material Subsidiary with a view to a composition, assignment or arrangement with any creditors of the Company or a Material Subsidiary; or

(b) a meeting of the Company or a Material Subsidiary is convened by the Company or a Material Subsidiary for the purpose of considering any resolution for (or to petition for) its winding-up or its administration or any such resolution is passed; or

(c) any person presents a petition for the winding-up or for the administration of the Company or a Material Subsidiary, and, in the case of a petition for winding-up presented by a creditor, it is not withdrawn, discharged or stayed within 21 days; or

(d) any order is made for the winding-up or administration of the Company or a Material Subsidiary; or

(e) any other step (including petition, proposal or convening a meeting) is taken with a view to the rehabilitation, administration, custodianship, liquidation, winding-up or dissolution of the Company or a Material Subsidiary or any other insolvency proceedings involving the Company or a Material Subsidiary, and, in the case of any such step taken by a creditor, it is not withdrawn, discharged or stayed within 21 days, except for any which arises from a Permitted Transaction.

19.8     APPOINTMENT OF RECEIVERS AND MANAGERS

(a) Any liquidator, trustee in bankruptcy, judicial custodian, compulsory manager, receiver, administrative receiver, administrator or the like is appointed in respect of the Company or a Material Subsidiary or any part of its assets, otherwise than in connection with a Permitted Transaction; or



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                                       62

(b) the directors of the Company or a Material Subsidiary request the appointment of a liquidator, trustee in bankruptcy, judicial custodian, compulsory manager, receiver, administrative receiver, administrator or the like, otherwise than in connection with a Permitted Transaction; or

(c) any other step is taken to enforce any Security Interest over any part of the assets of the Company or a Material Subsidiary and is not withdrawn, discharged or stayed within 21 days.

19.9     CREDITORS' PROCESS

         Any attachment, sequestration, distress or execution affects any assets of the Company or a Material Subsidiary having an aggregate value of (pound)15,000,000 (or its equivalent in other currencies) and is not discharged within 14 days, unless:

         (a)      it is being contested in good faith with due diligence; and

         (b) in the reasonable opinion of the Majority Banks, it does not have a Material Adverse Effect.

19.10    ANALOGOUS PROCEEDINGS

         There occurs, in relation to the Company or Material Subsidiary, any event anywhere which, in the opinion of the Majority Banks, appears to correspond with any of those mentioned in Clauses 19.6 (Insolvency) to
         19.9 (Creditors' process) (inclusive).

19.11    CESSATION OF BUSINESS

         The Company or a Material Subsidiary ceases, or threatens to cease, to carry on all or a substantial part of its business, other than in connection with a Permitted Transaction.

19.12    UNLAWFULNESS

         It is or becomes unlawful for the Company or the Parent to perform any of its material obligations under the Finance Documents to which it is a party.

19.13    OWNERSHIP

(a)      The Company ceases to be a wholly-owned Subsidiary of the Parent.

(b) The Appointment Holder or Wessex Water ceases to be a wholly-owned (directly or indirectly) Subsidiary of the Company.

19.14    APPOINTMENT

(a) The Appointment is revoked or surrendered or ceases to be held by the Appointment Holder or a wholly-owned Subsidiary of the Company, other than in circumstances which permit the Company or one of its wholly-owned Subsidiaries to carry on the water and wastewater business of the Appointment Holder substantially as envisaged at the date of this Agreement without the Appointment as a result of any change in the Act; or



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                                       63

(b) the Appointment or the rights and/or the obligations of the Appointment Holder under the Appointment is materially modified in any manner which, in the reasonable opinion of the Majority Banks, has a Material Adverse Effect; or

(c) any person other than the Company or one of its wholly owned Subsidiaries is authorised to be a water undertaker and/or wastewater undertaker under the Act in the area covered by the Appointment at the date of this Agreement in circumstances where this has a Material Adverse Effect.

19.15    COMPLIANCE WITH THE ACT

(a)      An order is made in respect of the Appointment Holder pursuant to section 24 of the Act; or

(b)      (i)      any final enforcement order is made; or

         (ii) any provisional enforcement order is confirmed with respect to the Company or the Appointment Holder under the Act,

         (other than where the Company demonstrates to the reasonable satisfaction of the Majority Banks that the order is being contested in good faith by the Appointment Holder pursuant to section 21 of the
         Act), and, in each case, in circumstances which have a Material Adverse Effect.

19.16    AMENDMENTS TO THE ACT

         Any step is taken to reduce or qualify the obligations of the Secretary of State or the Director insofar as they affect the creditors of the Appointment Holder and/or the creditworthiness of the Appointment Holder in circumstances which have a Material Adverse Effect.

19.17    EXPROPRIATION

         The authority or ability of the Company or Wessex Water or the Appointment Holder to conduct its business is wholly or substantially curtailed by any expropriation or renationalisation by or on behalf of any governmental authority.

19.18    SECURITY

         Subject to the registration of the Debenture at Companies House under
         Section 395 of the Companies Act 1985 and the execution of the Deed of Release and subject to the qualifications as to matters of law in the legal opinion referred to in Schedule 2, the Debenture or any Subordination Agreement does not create legal, valid and binding obligations on, or is repudiated by, a party to it (other than a Finance Party) or for any reason it is alleged by a party to it (other than a Finance Party) that it does not create such legal, valid and binding obligations of that party.

19.19    MATERIAL ADVERSE CHANGE

         Any event or series of events occurs which, in the reasonable opinion of the Majority Banks, has a material adverse effect on the ability of the Company to perform its payment obligations under the Finance Documents.



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                                       64

19.20    ACCELERATION

         On and at any time after the occurrence of an Event of Default, whilst it is continuing the Facility Agent may, and shall if so directed by the Majority Banks, by notice to the Company:-

         (a)      cancel the Total Commitments; and/or

         (b) demand that all or part of the Loans, together with accrued interest, and all other amounts accrued under this Agreement be immediately due and payable, whereupon they shall become immediately due and payable; and/or

         (c) demand that all or part of the Loans be payable on demand, whereupon they shall immediately become payable on demand by the Facility Agent (acting on the instructions of the Majority Banks).

20.      THE AGENTS AND THE ARRANGERS

20.1     APPOINTMENT AND DUTIES OF THE AGENTS

         Each Finance Party (other than the Agents) irrevocably appoints each Agent to act as its agent under and in connection with the Finance Documents, and irrevocably authorises each Agent on its behalf to perform the duties and to exercise the rights, powers and discretions that are specifically delegated to it under or in connection with the Finance Documents, together with any other incidental rights, powers and discretions. The Agents shall have only those duties which are expressly specified in the relevant Finance Documents. Those duties are solely of a mechanical and administrative nature.

20.2     ROLE OF THE ARRANGERS

         Except as otherwise provided in this Agreement, neither Arranger has any obligations of any kind to any other Party under or in connection with any Finance Document.

20.3     RELATIONSHIP

         The relationship between each Agent and the other Finance Parties is that of agent and principal only. Nothing in this Agreement constitutes an Agent as trustee or fiduciary for any other Party or any other person and an Agent need not hold in trust any moneys paid to it for a Party or be liable to account for interest on those moneys.

20.4     MAJORITY BANKS' DIRECTIONS

         Each Agent will be fully protected if it acts in accordance with the instructions of the Majority Banks in connection with the exercise of any right, power or discretion or any matter not expressly provided for in the Finance Documents. Any such instructions given by the Majority Banks will be binding on all the Banks. In the absence of such instructions an Agent may act as it considers to be in the best interests of all the Banks.



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                                       65

20.5     DELEGATION

         An Agent may act under the Finance Documents through its personnel and agents.

20.6     RESPONSIBILITY FOR DOCUMENTATION

         None of the Agents and the Arrangers is responsible to any other Party for:-

         (a) the execution, genuineness, validity, enforceability or sufficiency of any Finance Document or any other document;

         (b)      the collectability of amounts payable under any Finance
                  Document; or

         (c) the accuracy of any statements (whether written or oral) made in or in connection with any Finance Document (including the Information Memorandum).

20.7     DEFAULT

(a) Neither Agent is obliged to monitor or enquire as to whether or not a Default has occurred. Neither Agent will be deemed to have knowledge of the occurrence of a Default. However, if the Facility Agent receives notice from a Party referring to this Agreement, describing the Default and stating that the event is a Default, it shall promptly notify the Banks and the Security Agent.

(b) An Agent may require from the Banks the receipt of security satisfactory to it whether by way of payment in advance or otherwise, against any liability or loss which it will or may incur in taking any proceedings or action arising out of or in connection with any Finance Document before it commences those proceedings or takes that action.

20.8     EXONERATION

(a) Without limiting paragraph (b) below, neither Agent will be liable to any other Party for any action taken or not taken by it under or in connection with any Finance Document, unless directly caused by its gross negligence or wilful misconduct.

(b) No Party may take any proceedings against any officer, employee or agent of an Agent in respect of any claim it might have against that Agent or in respect of any act or omission of any kind (including negligence or wilful misconduct) by that officer, employee or agent in relation to any Finance Document.

20.9     RELIANCE

         Each Agent may:-

         (a) rely on any notice or document believed by it to be genuine and correct and to have been signed by, or with the authority of, the proper person;

         (b) rely on any statement made by a director or employee of any person regarding any matters which may reasonably be assumed to be within his knowledge or within his power to verify; and



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         (c)      engage, pay for and rely on legal or other professional
                  advisers selected by it (including those in that Agent's employment and those representing a Party other than that Agent).

20.10    CREDIT APPROVAL AND APPRAISAL

         Without affecting the responsibility of the Company for information supplied by it or on its behalf in connection with any Finance Document, each Bank confirms that it:-

         (a) has made its own independent investigation and assessment of the financial condition and affairs of the Company and its related entities in connection with its participation in this Agreement and has not relied exclusively on any information provided to it by an Agent or an Arranger in connection with any Finance Document; and

         (b) will continue to make its own independent appraisal of the creditworthiness of the Company and its related entities while any amount is or may be outstanding under the Finance Documents or any Commitment is in force.

20.11    INFORMATION

(a) Each Agent shall promptly forward to the person concerned the original or a copy of any document which is delivered to that Agent by a Party for that person.

(b) Each Agent shall promptly supply a Bank with a copy of each document received by that Agent under Clause 4 (Conditions precedent) (other than documents relating to fees) upon the request and at the expense of that Bank.

(c) Except where this Agreement specifically provides otherwise, neither Agent is obliged to review or check the accuracy or completeness of any document it forwards to another Party.

(d)      Except as provided above, neither Agent has any duty:-

         (i) either initially or on a continuing basis to provide any Bank with any credit or other information concerning the financial condition or affairs of the Company or any related entity of the Company whether coming into its possession or that of any of its related entities before, on or after the date of this Agreement; or

         (ii) unless specifically requested to do so by a Bank in accordance with this Agreement, to request any certificates or other documents from the Company.

20.12    THE AGENTS AND THE ARRANGERS INDIVIDUALLY

(a) If it is also a Bank, each of the Agents and the Arrangers has the same rights and powers under the Finance Documents as any other Bank and may exercise those rights and powers as though it were not an Agent or an Arranger.

(b)      Each of the Agents and the Arrangers may:-

         (i) carry on any business with the Company or its related entities;



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                                       67

         (ii) act as agent or trustee for, or in relation to any financing involving, the Company or its related entities; and

         (iii) retain any profits or remuneration in connection with its activities under this Agreement or in relation to any of the foregoing.

(c) In acting as an Agent for the Banks, that Agent's agency division shall be treated as a separate entity from any other of its divisions or departments and, notwithstanding the foregoing provisions of this Clause 20, if that Agent should act for any member of the AEL Group in any capacity in relation to any other matter, any information given by that member of the AEL Group to that Agent in such other capacity may be treated as confidential by that Agent.

20.13    INDEMNITIES

(a) Without limiting the liability of the Company under the Finance Documents, each Bank shall forthwith on demand indemnify each Agent for its proportion of any liability or loss incurred by that Agent in any way relating to or arising out of its acting as Agent, except to the extent that the liability or loss arises directly from the Agent's gross negligence or wilful misconduct.

(b) A Bank's proportion of the liability or loss set out in paragraph (a) above is the proportion which its participation in the Loans (if any) bear to all the Loans on the date of the demand. If, however, there are no Loans outstanding on the date of demand, then the proportion will be the proportion which its Commitment bears to the Total Commitments at the date of demand or, if the Total Commitments have been cancelled, bore to the Total Commitments immediately before being cancelled.

20.14    COMPLIANCE

(a) An Agent may refrain from doing anything which might, in its opinion, constitute a breach of any law or regulation or be otherwise actionable at the suit of any person, and may do anything which, in its opinion, is necessary or desirable to comply with any law or regulation of any jurisdiction.

(b) Without limiting paragraph (a) above, an Agent need not disclose any information relating to the Company or any of its related entities if the disclosure might, in the opinion of that Agent, constitute a breach of any law or regulation or any duty of secrecy or confidentiality or be otherwise actionable at the suit of any person.

20.15    RESIGNATION OF AGENTS

(a) Notwithstanding its irrevocable appointment, an Agent may resign by giving notice to the Banks and the Company, in which case that Agent may forthwith appoint one of its Affiliates as successor Agent or, failing that, the Majority Banks may (after consultation with the Company) appoint a successor Agent.

(b) If the appointment of a successor Agent is to be made by the Majority Banks but they have not, within 30 days after notice of resignation, appointed a successor Agent which accepts the appointment, the retiring Agent may appoint a successor Agent.



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                                       68

(c) The resignation of the retiring Agent and the appointment of any successor Agent will both become effective only upon the successor Agent notifying all the Parties that it accepts the appointment. On giving the notification, the successor Agent will succeed to the position of the retiring Agent and the term "FACILITY AGENT" or "SECURITY AGENT" will mean the successor Agent (as appropriate).

(d) The retiring Agent shall, at its own cost, make available to the successor Agent such documents and records and provide such assistance as the successor Agent may reasonably request for the purposes of performing its functions as the relevant Agent under this Agreement.

(e) Upon its resignation becoming effective, this Clause 20 (The Agents and the Arrangers) shall continue to benefit the retiring Agent in respect of any action taken or not taken by it under or in connection with the Finance Documents while it was the relevant Agent, and, subject to paragraph (d) above, it shall have no further obligation under any Finance Document.

(f) If so instructed by the Majority Banks, an Agent shall resign in accordance with paragraph (a) above. However, in this event that Agent may not appoint a successor Agent.

20.16    BANKS

         Each Agent may treat each Bank as a Bank, entitled to payments under the Finance Documents and as acting through its Facility Office(s) until it has received notice from the Bank to the contrary not less than 5 Business Days prior to the relevant payment.

20.17    SECURITY AGENT AS TRUSTEE

(a) The Security Agent in its capacity as trustee or otherwise under the Debenture:-

         (i) is not liable for any failure, omission or defect in perfecting or registering the security constituted or created by any Finance Document;

         (ii) may accept without enquiry such title as the Company may have to any asset secured by the Debenture; and

         (iii) is not under any obligation to hold any Finance Document or any other document in connection with the Finance Documents or the assets secured by any Finance Document (including title deeds) in its own possession or to take any steps to protect or preserve the same. The Security Agent may permit any member of the Group to retain any Finance Document or other document in its possession.

(b) Save as otherwise provided in the Finance Documents, all moneys which under the trusts contained in the Finance Documents are received by an Agent in its capacity as trustee or otherwise may be invested in the name of or under the control of that Agent in any investment authorised by English law for the investment by trustees of trust money or in any other investments which may be selected by that Agent. Additionally, the same may be placed on deposit in the name of or under the control of that Agent at such bank or institution (including that Agent) and upon such terms as that Agent may think fit.



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                                       69

21.      FEES

21.1     ARRANGEMENT AND UNDERWRITING FEE

         The Company shall pay to each Arranger a fee in the amounts and on the date agreed in the Fee Letters between the Company and the Arrangers.

21.2     COMMITMENT FEE

(a) The Company shall pay to the Agent for each Bank a commitment fee on the undrawn, uncancelled amount of that Bank's Commitment during the Availability Period at the rate of 0.375 per cent. per annum.

(b) Accrued commitment fee is payable quarterly in arrears. Accrued commitment fee is also payable to the Facility Agent for the relevant Bank(s) on the cancelled amount of its Commitment at the time the cancellation takes effect.

21.3     AGENTS' FEES

(a) The Company shall pay to the Facility Agent for its own account a facility agency fee in the amount and on the dates agreed in the Fee Letter between the Company and the Facility Agent.

(b) The Company shall pay to the Security Agent for its own account a security agency fee in the amount and on the dates agreed in the Fee Letter between the Company and the Security Agent.

21.4     VAT

         Any fee referred to in this Clause 21 (Fees) is exclusive of any value added tax or any other tax which might be chargeable in connection with that fee. If any value added tax or other tax is so chargeable, it shall be paid by the Company on receipt of a valid value added tax or other appropriate invoice or (if later) at the same time as it pays the relevant fee.

22.      EXPENSES

22.1     INITIAL AND SPECIAL COSTS

         The Company shall promptly on demand pay to the Agents and the Arrangers the amount of all reasonable costs and expenses (including legal fees and any related irrecoverable value added tax) reasonably incurred and properly documented by them in connection with:-

         (a) the syndication, negotiation, preparation, printing and execution of the Finance Documents and any other documents referred to in the Finance Documents;

         (b) the negotiation, preparation, printing and execution of any other Finance Document (other than a Novation Certificate) executed after the date of this Agreement; and

         (c) any amendment, waiver, consent or suspension of rights (or any proposal for any of the foregoing) requested by or on behalf of the Company or, in the case of Clause 2.3 (Change of currency), the Facility Agent and relating to a Finance Document or a document referred to in any Finance Document.



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22.2     ENFORCEMENT COSTS

         The Company shall forthwith on demand pay to each Finance Party the amount of all costs and expenses (including, without limitation, legal fees and any related irrecoverable value added tax) properly incurred and properly documented by it in connection with the enforcement of, or the preservation of any rights under, any Finance Document.

23.      STAMP DUTIES

         The Company shall pay and forthwith on demand indemnify each Finance Party against any liability it incurs in respect of any stamp, registration and similar tax which is or becomes payable in connection with the entry into, performance or enforcement of any Finance Document (other than a Novation Certificate or any other document executed under Clause 27.2 (Transfers by Banks)).

24.      INDEMNITIES

24.1     CURRENCY INDEMNITY

(a) If a Finance Party receives an amount in respect of the Company's liability under the Finance Documents or if that liability is converted into a claim, proof, judgement or order in a currency other than the currency (the "CONTRACTUAL CURRENCY") in which the amount is expressed to be payable under the relevant Finance Document:-

         (i) the Company shall indemnify that Finance Party as an independent obligation against any loss or liability arising out of or as a result of the conversion;

         (ii) if the amount received by that Finance Party, when converted into the contractual currency at a market rate in the usual course of its business, is less than the amount owed in the contractual currency, the Company shall forthwith on demand pay to that Finance Party an amount in the contractual currency equal to the deficit; and

         (iii) the Company shall pay to the Finance Party concerned on demand any exchange costs and taxes payable in connection with any such conversion.

(b) The Company waives any right it may have in any jurisdiction to pay any amount under the Finance Documents in a currency other than that in which it is expressed to be payable.

24.2     OTHER INDEMNITIES

(a)      If:-

         (i) any payment of principal or an overdue amount is received from any source otherwise than on the last day of a relevant Interest Period or Designated Interest Period (as defined in Clause 9.3 (Default interest)) relative to the amount so received; or

         (ii) a Loan (or part of a Loan) is not prepaid in accordance with a notice of prepayment or (other than by reason of negligence or default by that Finance Party) a Loan is not made after the Company has delivered a Request,



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                                       71

         the Company shall, upon demand by any Bank, pay to the Bank any amounts required to compensate such Bank for any additional losses, costs or expenses which it may reasonably incur as a result of sub-paragraph (i) or (ii) above, including, without limitation, any loss (excluding loss of anticipated profits), cost or expense incurred by reason of the liquidation or reemployment of deposits or other funds acquired by such Bank to fund or maintain any amount payable under the Finance Documents.

(b) The Company agrees, to the fullest extent permitted by law, to indemnify and hold harmless each Finance Party and each of their respective directors, officers, employees and agents from and against any and all claims, damages, liabilities and expenses (including, without limitation, reasonable fees and disbursements of counsel and claims, damages, liabilities and expenses relating to environmental matters) for which any of them may become liable or which may be incurred by or asserted against such Finance Party or any such director, officer, employee or agent (other than by an Agent or another
         Bank) in each case in connection with or arising out of or by reason of any investigation, litigation, or proceeding, arising out of, relating to or in connection with any Finance Document or any transaction in which any proceeds of all or any part of the Loans are applied (excluding any such claim, damage, liability or expense attributable to the negligence or wilful misconduct of such indemnified party).

25.      EVIDENCE AND CALCULATIONS

25.1     ACCOUNTS

         Accounts maintained by a Finance Party in connection with this Agreement are prima facie evidence of the matters to which they relate.

25.2     CERTIFICATES AND DETERMINATIONS

         Any certification or determination by a Finance Party of a rate or amount under the Finance Documents is prima facie evidence of the matters to which it relates. Any determination by a Finance Party of an amount under a Finance Document shall contain a calculation of the amount in reasonable detail.

25.3     CALCULATIONS

         Interest (including any applicable Mandatory Costs) and the fee payable under Clause 21.2 (Commitment fee) accrue from day to day and are calculated on the basis of the actual number of days elapsed and a year of 365 days or (for interest on Loans in euros or Dollars or if market practice otherwise dictates) 360 days.

26.      AMENDMENTS AND WAIVERS

26.1     PROCEDURE

(a) Subject to Clause 26.2 (Exceptions), any term of the Finance Documents may be amended or waived with the agreement of the Company and the Majority Banks. The Facility Agent may effect, on behalf of the Banks, an amendment to which they or the Majority Banks have agreed.



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                                       72

(b) The Facility Agent shall promptly notify the other Parties of any amendment or waiver effected under paragraph (a) above, and any such amendment or waiver shall be binding on all the Parties.

26.2     EXCEPTIONS

(a)      An amendment or waiver which relates to:-

         (i)      the definition of "Majority Banks" in Clause 1.1
                  (Definitions);

         (ii) an extension of the date for, or a decrease in an amount or a change in the currency of, any payment (including the Margin or any other amount of interest or any fee) under the Finance Documents;

         (iii)    an increase in a Bank's Commitment;

         (iv) a term of a Finance Document which expressly requires the consent of each Bank; or

         (v) Clause 30 (Pro rata sharing) or this Clause 26 (Amendments and waivers),

         may not be effected without the consent of each Bank.

(b) An amendment or waiver which relates to the rights and/or obligations of an Agent may not be effected without the consent of that Agent.

26.3     WAIVERS AND REMEDIES CUMULATIVE

         The rights of each Party under the Finance Documents:-

         (a)      may be exercised as often as necessary;

         (b) are cumulative and not exclusive of its rights under the general law; and

         (c)      may be waived only in writing and specifically.

         Delay in exercising or non-exercise of any such right is not a waiver of that right.

27.      CHANGES TO THE PARTIES

27.1     TRANSFERS BY THE COMPANY

         The Company may not assign, transfer, novate or dispose of any of, or any interest in, its rights and/or obligations under this Agreement.

27.2     TRANSFERS BY BANKS

(a) A Bank (the "EXISTING BANK") may at any time assign, transfer or novate any of its Commitment and/or rights and/or obligations in whole or in part under this Agreement to a Qualifying Bank (the "NEW BANK"). The prior consent of the Company is required for any such assignment, transfer or novation, unless an Event of Default is outstanding or the New Bank is another Bank or an Affiliate of a Bank. However, the prior consent of the Company



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                                       73

         must not be unreasonably withheld or delayed and will be deemed to have been given if, within 10 Business Days of receipt by the Company of an application for consent, it has not been expressly refused.

(b)      A transfer of obligations will be effective only if either:-

         (i) the obligations are novated in accordance with Clause 27.3 (Procedure for novations); or

         (ii) the New Bank confirms to the Facility Agent and the Company that it undertakes to be bound by the terms of the Finance Documents as a Bank in form and substance satisfactory to the Agent. On the transfer becoming effective in this manner the Existing Bank shall be relieved of its obligations under the Finance Documents to the extent that they are transferred to the New Bank.

(c) Nothing in this Agreement restricts the ability of a Bank to sub-contract an obligation if that Bank remains liable under this Agreement for that obligation.

(d) On each occasion an Existing Bank assigns, transfers or novates any of its rights and/or obligations under this Agreement, the New Bank shall, on the date the assignment, transfer and/or novation takes effect, pay to the Facility Agent for its own account a fee of (pound)1,000.

(e)      An Existing Bank is not responsible to a New Bank for:-

         (i) the execution, genuineness, validity, enforceability or sufficiency of any Finance Document or any other document;

         (ii)     the collectability of amounts payable under any Finance
                  Document; or

         (iii) the accuracy of any statements (whether written or oral) made in or in connection with any Finance Document.

(f) Each New Bank confirms to the Existing Bank and the other Finance Parties that it:-

         (i) has made its own independent investigation and assessment of the financial condition and affairs of the Company and its related entities in connection with its participation in this Agreement and has not relied exclusively on any information provided to it by the Existing Bank in connection with any Finance Document; and

         (ii) will continue to make its own independent appraisal of the creditworthiness of the Company and its related entities while any amount is or may be outstanding under this Agreement or any Commitment is in force.

(g)      Nothing in any Finance Document obliges an Existing Bank to:-

         (i) accept a re-transfer from a New Bank of any of the rights and/or obligations assigned, transferred or novated under this Clause 27; or

         (ii) support any losses incurred by the New Bank by reason of the non-performance by the Company of its obligations under the Finance Documents or otherwise.



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                                       74

(h) Any reference in this Agreement to a Bank includes a New Bank, but excludes a Bank if no amount is or may be owed to or by that Bank under this Agreement and its Commitment has been cancelled or reduced to nil.

27.3     PROCEDURE FOR NOVATIONS

(a)      A novation is effected if:-

         (i) the Existing Bank and the New Bank deliver to the Facility Agent a duly completed certificate, substantially in the form of Schedule 5 (a "NOVATION CERTIFICATE"); and

         (ii)     the Facility Agent executes it.

(b) Each Party (other than the Existing Bank and the New Bank) irrevocably authorises the Facility Agent to execute any duly completed Novation Certificate on its behalf.

(c) To the extent that they are expressed to be the subject of the novation in the Novation Certificate:-

         (i) the Existing Bank and the other Parties (the "EXISTING PARTIES") will be released from their obligations to each other (the "DISCHARGED OBLIGATIONS");

         (ii) the New Bank and the existing Parties will assume obligations towards each other which differ from the discharged obligations only insofar as they are owed to or assumed by the New Bank instead of the Existing Bank;

         (iii) the rights of the Existing Bank against the existing Parties and vice versa (the "DISCHARGED RIGHTS") will be cancelled; and

         (iv) the New Bank and the existing Parties will acquire rights against each other which differ from the discharged rights only insofar as they are exercisable by or against the New Bank instead of the Existing Bank, all on the date of execution of the Novation Certificate by the Facility Agent or, if later, the date specified in the Novation Certificate.

27.4     REFERENCE BANKS

         If a Reference Bank (or, if a Reference Bank is not a Bank, the Bank of which it is an Affiliate) ceases to be one of the Banks, the Facility Agent shall (in consultation with the Company) appoint another Bank or an Affiliate of a Bank to replace that Reference Bank.

27.5     INCREASED COSTS ETC.

         If:-

         (a) a Bank assigns, transfers or novates any of its Commitment and/or rights and/or obligations under the Finance Documents or changes its Facility Office; and

         (b) as a result of circumstances existing at the date the assignment, transfer, novation or change occurs, the Company would be obliged to make a payment to the New Bank



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                                       75

                  or Bank acting through its new Facility Office under Clause 13 (Taxes) or Clause 15 (Increased costs),

         then, notwithstanding the provisions of Clause 13 (Taxes) or Clause 15 (Increased costs), the relevant New Bank or Bank acting through its new Facility Office is only entitled to receive payment under those Clauses from the Company to the same extent as the relevant Existing Bank or Bank acting through its previous Facility Office would have been if the assignment, transfer, novation or change had not occurred.

27.6     REGISTER

         The Facility Agent shall keep a register of all the Parties and shall supply any other Party (at that Party's expense) with a copy of the register on request.

28.      DISCLOSURE OF INFORMATION

(a) A Finance Party may disclose to one of its Affiliates or any person (a "PARTICIPANT") with whom it is proposing to enter, or has entered into, any kind of transfer, participation or other agreement in relation to this Agreement:-

         (i)      a copy of any Finance Document; and

         (ii) any information which that Finance Party has acquired under or in connection with any Finance Document,

         so long as disclosure of confidential information under sub-paragraph
         (ii) above may only be disclosed to a participant if the participant has agreed in writing with the relevant Finance Party to keep the information confidential on the same terms (with consequential changes) as are set out in paragraph (b) below.

(b) Each Finance Party shall keep confidential and not, without the prior consent of the Company, use any information (other than information which is publicly available other than as a result of a breach of this paragraph (b)) supplied by or on behalf of the Company under the Finance Documents otherwise than in connection with the Finance Documents. However, each Finance Party is entitled to disclose information:

         (i) in connection with any legal or arbitration proceedings arising out of or in connection with a Finance Document; or

         (ii) if required to do so by an order of a court of competent jurisdiction whether under any procedure for discovering documents or otherwise; or

         (iii) pursuant to any law or regulation in accordance with which that Bank is required or accustomed to act; or

         (iv) to a governmental, banking, taxation or other regulatory authority of any competent jurisdiction; or

         (v) to its accountants or legal advisers or any other professional advisers.



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29.      SET-OFF

         If an Event of Default is outstanding, a Finance Party may set off any matured obligation owed by the Company under the Finance Documents (to the extent beneficially owned by that Finance Party) against any obligation (whether or not matured) owed by that Finance Party to the Company, regardless of the place of payment, booking branch or currency of either obligation. If the obligations are in different currencies, the Finance Party may convert either obligation at a market rate of exchange in its usual course of business for the purpose of the set-off. If either obligation is unliquidated or unascertained, the Finance Party may set off in an amount estimated by it in good faith to be the amount of that obligation. Nothing in this Clause 29 will be effective to create a charge.

30.      PRO RATA SHARING

30.1     REDISTRIBUTION

         If any amount owing by the Company under this Agreement to a Finance Party (the "RECOVERING FINANCE PARTY") is discharged by payment, set-off or any other manner other than through the relevant Agent in accordance with Clause 12 (Payments) (a "RECOVERY"), then:-

         (a) the recovering Finance Party shall, within 3 Business Days, notify details of the recovery to the Facility Agent;

         (b) the Facility Agent shall determine whether the recovery is in excess of the amount which the recovering Finance Party would have received had the recovery been received by the Facility Agent and distributed in accordance with Clause 12 (Payments);

         (c) subject to Clause 30.3 (Exceptions), the recovering Finance Party shall, within 3 Business Days of demand by the Facility Agent, pay to the Facility Agent an amount (the
                  "REDISTRIBUTION") equal to the excess;

         (d) the Facility Agent shall treat the redistribution as if it were a payment by the Company under Clause 12 (Payments) and shall pay the redistribution to the Finance Parties (other than the recovering Finance Party) in accordance with Clause
                  12.7 (Partial payments); and

         (e) after payment of the full redistribution, the recovering Finance Party will be subrogated to the portion of the claims paid under paragraph (d) above, and the Company will owe the recovering Finance Party a debt which is equal to the redistribution, immediately payable and of the type originally discharged.

30.2     REVERSAL OF REDISTRIBUTION

         If under Clause 30.1 (Redistribution):-

         (a) a recovering Finance Party must subsequently return a recovery, or an amount measured by reference to a recovery, to the Company; and

         (b) the recovering Finance Party has paid a redistribution in relation to that recovery,



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                                       77

         each Finance Party shall, within 3 Business Days of demand by the recovering Finance Party through the Facility Agent, reimburse the recovering Finance Party all or the appropriate portion of the redistribution paid to that Finance Party. Thereupon, the subrogation in Clause 30.1(e) (Redistribution) will operate in reverse to the extent of the reimbursement.

30.3     EXCEPTIONS

(a) A recovering Finance Party need not pay a redistribution to the extent that it would not, after the payment, have a valid claim against the Company in the amount of the redistribution pursuant to Clause 30.1(e) (Redistribution).

(b) A recovering Finance Party is not obliged to share with any other Finance Party any amount which the recovering Finance Party has received or recovered as a result of taking legal proceedings, if that other Finance Party had an opportunity to participate in those legal proceedings, but did not do so and did not take separate legal proceedings.

31.      SEVERABILITY

         If a provision of any Finance Document is or becomes illegal, invalid or unenforceable in any jurisdiction, that shall not affect:-

         (a) the legality, validity or enforceability in that jurisdiction of any other provision of the Finance Documents; or

         (b) the legality, validity or enforceability in other jurisdictions of that or any other provision of the Finance Documents.

32.      COUNTERPARTS

         A Finance Document may be executed in any number of counterparts, and this has the same effect as if the signatures on the counterparts were on a single copy of the Finance Document.

33.      NOTICES

33.1     GIVING OF NOTICES

         All notices or other communications under or in connection with the Finance Documents shall be given in writing or by facsimile. Any such notice will be deemed to be given as follows:-

         (a)      if in writing, when delivered;

         (b)      if by facsimile, when received.

         However, a notice given in accordance with the above but received on a non-working day or after business hours in the place of receipt will only be deemed to be given on the next working day in that place.

33.2     ADDRESSES FOR NOTICES

(a) The address and facsimile number of each Party (other than the Agents) for all notices under or in connection with the Finance Documents are:-

         (i) that notified by that Party for this purpose to the Facility Agent on or before it becomes a Party; or

         (ii) any other notified by that Party for this purpose to the Facility Agent by not less than five Business Days' notice.

(b)      The address and facsimile number of the Facility Agent is:-

         Westdeutsche Landesbank Girozentrale
         51 Moorgate
         London EC2R 6AE

         Facsimile No:     0171 374 8546
         Attention:        Paul Lowder/Adrian Bland

         The address and facsimile number of the Security Agent is:

         CHASE MANHATTAN TRUSTEES LIMITED
         Structured Finance
         Trinity Tower
         9 Thomas More Street
         London E1 9YT

         Facsimile No:     0171 777 5460
         Attention:        Manager, CMFS

         or such other as that Agent may notify to the other Parties by not less than 5 Business Days' notice.

(c) The Facility Agent shall, promptly upon request from any Party, give to that Party the address or facsimile number of any other Party applicable at the time for the purposes of this Clause.

33.3     FACSIMILE NOTICES

         The Company shall indemnify each Agent against any loss or liability which that Agent incurs as a result of that Agent accepting and/or acting upon any instructions under the Finance Documents received by that Agent from the Company by facsimile and which may not have been incurred if, at the time of receipt, that Agent had been given the instructions other than by facsimile.

33.4     MANDATE LETTER

         This Agreement supersedes paragraphs 6, 8, 9, 13 and 14 of the Mandate Letter dated 24th March, 1999 (and the term sheet attached to it) between the Company and the Arrangers, and these paragraphs shall be of no further effect from the date of this Agreement.

34.      GOVERNING LAW

         This Agreement is governed by English law.

This Agreement has been entered into on the date stated at the beginning of this Agreement.

                                   SCHEDULE 1

                              BANKS AND COMMITMENTS


BANKS                                                                            COMMITMENT
-----                                                                            ----------
                                                                                   (POUND)



Westdeutsche Landesbank Girozentrale                                             30,000,000

The Chase Manhattan Bank                                                         10,000,000


The Governor and Company of Bank of Scotland                                     22,500,000

Bayerische Landesbank Girozentrale                                               22,500,000


Dresdner Bank AG, London Branch                                                  22,500,000

First Union National Bank, London Branch                                         22,500,000

Landesbank Hessen-Thuringen Girozentrale                                         22,500,000

ING Bank N.V., London Branch                                                     22,500,000

KBC Bank N.V., London Branch                                                     22,500,000
National Australia Bank Limited
(A.C.N. 004 044 937)                                                             22,500,000

Paribas                                                                          22,500,000

The Royal Bank of Scotland plc                                                   22,500,000

San Paolo IMI SpA.                                                               22,500,000

The Norinchukin Bank, London Branch                                              15,000,000
                                                                                 ----------



Bank of Montreal                                                                 13,750,000

DG Bank, Deutsche Genossenschaftsbank, London Branch                             13,750,000

The Toronto-Dominion Bank                                                        13,750,000

Credit Lyonnais                                                                  12,500,000


Argentaria, Caja Postal y Banco Hipotecario, S.A.                                10,000,000

Banco Totta & Acores S.A.                                                        10,000,000

Banca Nazionale del Lavoro                                                       10,000,000

UniCredito Italiano SpA                                                         10,000,000

Arab Bank plc                                                                    8,750,000

Artesia Banking Corporation N.V./S.A.                                            5,000,000

Banco Portugues do Atlantico                                                     5,000,000

Brown Shipley                                                                    5,000,000

SBI European Bank                                                                5,000,000


                           TOTAL COMMITMENTS                            (pound)425,000,000

                                   SCHEDULE 2

                         CONDITIONS PRECEDENT DOCUMENTS


1. A copy of the memorandum and articles of association and certificate of incorporation of the Company and Wessex Water.

2.       A copy of a resolution of the board of directors of the Company:-

         (a) approving the terms of, and the transactions contemplated by, this Agreement and resolving that it execute this Agreement, the Debenture, the Subordination Deed and the Fee Letters and all related documents;

         (b) authorising a specified person or persons to execute this Agreement and the Fee Letters and all related documents on its behalf and the Debenture and the Subordination Deed as a deed; and

         (c) authorising a specified person or persons, on its behalf, to sign and/or despatch all other documents and notices to be signed and/or despatched by it under or in connection with this Agreement.

3.       A copy of a resolution of the board of directors of Wessex Water:

         (a) approving the terms of, and the transactions contemplated by, the Subordination Deed and resolving that it execute the Subordination Deed; and

         (b) authorising specified persons to execute the Subordination Deed as a deed.

4. A specimen of the signature of each person authorised by the resolutions referred to in paragraphs 2 and 3 above.

5. Evidence that the Original Facility Agreement will be cancelled on or before the first Drawdown Date, and that all amounts outstanding under the Original Facility Agreement have been, or will on the first Drawdown Date, be prepaid, together with the Deed of Release and an escrow letter between Allen & Overy and Linklaters & Alliance relating to the Debenture and Deed of Release.

6. The Debenture, duly executed by the Company and the duly executed Subordination Deed.

7. A certificate of an authorised signatory of the Company certifying that each copy document specified in paragraphs 1, 2 and 3 of this Schedule 2 is correct, complete and in full force and effect as at a date no earlier than the date of this Agreement.

8. A certificate of a director of the Company confirming that the borrowing of the Total Commitments in full would not cause any borrowing limit on it to be exceeded.

9. A legal opinion of Allen & Overy, legal advisers to the Arrangers, addressed to the Finance Parties, substantially in the form of Schedule 7.

10. All share certificates and all other documents of title in relation to the shares in Wessex Water together with share transfer forms executed in blank or other documents required to enable the Security Agent or its nominees to become registered as the owner of the same.

11. Duly executed notices of charge in the form of the relevant schedules to the Debenture respectively in relation to the relevant agreements or Security Accounts charged under the Debenture.

12. A copy, signed by two directors of Wessex Water, of the audited consolidated accounts of Wessex Group as at 31st December, 1998.

                                   SCHEDULE 3

                       CALCULATION OF THE MANDATORY COSTS

(a) The Mandatory Costs for a Loan for its Interest Period(s) is the rate calculated by the Facility Agent in accordance with the following formula:

         For a Loan in Sterling:

         BY + S(Y-Z) + F x 0.01 % per annum = Mandatory Costs
         ----------------------
               100-(B + S)

         For a Loan in an Optional Currency:

         F x 0.01% per annum = Mandatory Costs
         ----------
               300

         where on the day of application of the formula:

         B is the percentage of the Facility Agent's eligible liabilities (in excess of any stated minimum) which the Bank of England requires the Facility Agent to hold on a non-interest-bearing deposit account in accordance with its cash ratio requirements;

         Y        is LIBOR for the relevant Interest Period of that Loan;

         S is the percentage of the Facility Agent's eligible liabilities which the Bank of England requires the Facility Agent to place as a special deposit;

         Z is the interest rate per annum allowed by the Bank of England on special deposits; and

         F is the charge payable by the Facility Agent to the Financial Services Authority under the relevant paragraph of the Fees Regulations expressed in pounds per (pound)1 million of the fee base of the Facility Agent.

(b)      For the purposes of this Schedule 3:

         (i) "ELIGIBLE LIABILITIES" and "SPECIAL DEPOSITS" have the meanings given to them at the time of application of the formula by the Bank of England;

         (ii)     "FEE BASE" has the meaning given to it in the Fees
                  Regulations; and

         (iii) "FEES REGULATIONS" means the Banking Supervision (Fees) Regulations 1998 or any regulations governing the payment of fees for banking supervision.

(c) In the application of the formula, B, Y, S and Z are included in the formula as figures and not as percentages, e.g. if B = 0.5% and Y = 15%, BY is calculated as 0.5 x 15.

(d)      (i)      The formula is applied on the first day of the relevant
                  Interest Period.

         (ii) Each rate calculated in accordance with the formula is, if necessary, rounded upward to the nearest four decimal places.

(e) If the Facility Agent determines that a change in circumstances has rendered, or will render, the formula inappropriate, the Facility Agent (after consultation with the Company) shall notify the Company of the manner in which the Mandatory Costs will subsequently be calculated. The manner of calculation so notified by the Facility Agent shall, in the absence of manifest error, be binding on all the Parties.

                                   SCHEDULE 4

                                 FORM OF REQUEST


To:      WESTDEUTSCHE LANDESBANK GIROZENTRALE

From:    AZURIX EUROPE LTD.

                                                            Date: [            ]

            AZURIX EUROPE LTD. - (POUND)425,000,000 CREDIT AGREEMENT
                                 DATED [ ], 1999


1.       We wish to borrow a Loan as follows:-

         (a)      Drawdown Date: [                                         ]

         (b)      Purpose: [                                       ]

         (c)      Amount: [                                         ]

         (d)      Currency: [                                   ]

         (e)      Interest Period: [                                         ]

         (f)      Payment instructions: [                                     ].

2. We confirm that each condition specified in Clause 4.2 (Further conditions precedent) is satisfied on the date of this Request.



By:

AZURIX EUROPE LTD.
Authorised Signatory

                                   SCHEDULE 5

                              NOVATION CERTIFICATE


To:      WESTDEUTSCHE LANDESBANK GIROZENTRALE as Facility Agent

From:    [THE EXISTING BANK] and [THE NEW BANK]              Date: [           ]


           AZURIX EUROPE LIMITED - (POUND)425,000,000 CREDIT AGREEMENT
                                DATED [ ] , 1999

We refer to Clause 27.3 (Procedure for novations).

1.       We [                ] (the "EXISTING BANK") and [                  ]
         (the "NEW BANK") agree to the Existing Bank and the New Bank novating all or part of the Existing Bank's Commitment and/or rights and obligations referred to in the Schedule in accordance with Clause 27.3 (Procedure for novations).

2. The specified date for the purposes of Clause 27.3(c) is [date of novation].

3. The Facility Office and address for notices of the New Bank for the purposes of Clause 33.2 (Addresses for notices) are set out in the Schedule.

4.       This Novation Certificate is governed by English law.


                                  THE SCHEDULE

                 COMMITMENT/RIGHTS AND OBLIGATIONS TO BE NOVATED

[Details of the Commitment/rights and obligations of the Existing Bank to be novated].

[NEW BANK]

[Facility Office                                            Address for notices]

[Existing Bank]                   [New Bank]             WESTDEUTSCHE LANDESBANK
                                                         GIROZENTRALE


By:                               By:                    By:

Date:                             Date:                  Date:

                                   SCHEDULE 6





                                FORM OF DEBENTURE


                                    DEBENTURE


                             DATED [        ], 1999


                                     BETWEEN


                               AZURIX EUROPE LTD.

                                     - and -


                        CHASE MANHATTAN TRUSTEES LIMITED








                              [ALLEN & OVERY LOGO]

THIS DEED is dated [                                     ], 1999 between:

(1)      AZURIX EUROPE LTD. (Registered number 3570749) (the "CHARGOR"); and

(2) CHASE MANHATTAN TRUSTEES LIMITED (the "SECURITY AGENT") as agent and trustee for the Finance Parties (as defined in the Credit Agreement defined below).

BACKGROUND:

(A) The Chargor enters into this Deed in connection with the Credit Agreement (as defined below).

(B) It is intended that this document takes effect as a deed notwithstanding the fact that a party may only execute this document under hand.

IT IS AGREED as follows:

1.       INTERPRETATION

1.1      DEFINITIONS

         In this Deed:

         "ACCOUNT BANK"

         means a person with whom a Security Account is maintained under Clause 6 (Security Accounts).

         "CREDIT AGREEMENT"

         means the (pound)425,000,000 credit agreement dated [ ], 1999 between (among others) the parties to this Deed.

         "CREDIT ENHANCEMENT"

         has the meaning given to it in Clause 2(a)(iv) (Fixed Security).

         "RECEIVER"

         means a receiver and manager or (if the Security Agent so specifies in the relevant appointment) a receiver, in either case, appointed under this Deed.

         "RELATED RIGHTS"

         means:

         (a) any dividend or interest paid or payable in relation to any Shares;

         (b) any stocks, shares, securities, rights, moneys or property accruing or offered at any time in relation to any Shares by way of redemption, substitution, exchange, bonus or preference, under option rights or otherwise; and

         (c) all dividends, interest or other income in respect of any such asset as is referred to in paragraph (b) above.

         "SECURED LIABILITIES"

         means all present and future obligations and liabilities (whether actual or contingent and whether owed jointly or severally or in any other capacity whatsoever) of the Company to any Finance Party under the Finance Documents except for any obligation which, if it were so included, would result in this Deed contravening Section 151 of the Companies Act 1985. The term "Finance Document" includes all amendments and supplements.

         "SECURITY ACCOUNT"

         means the Debt Service Reserve or a Cash Collateral Account.

         "SECURITY ASSETS"

         means all assets of the Chargor the subject of any security created by this Deed.

         "SECURITY PERIOD"

         means the period beginning on the date of this Deed and ending on the date on which the Security Agent is satisfied (acting reasonably) that all the Secured Liabilities have been unconditionally and irrevocably paid and discharged in full.

         "SHARES"

         means any shares in Wessex Water from time to time held by the Chargor or a nominee on its behalf.

1.2      CONSTRUCTION

(a) Capitalised terms defined in the Credit Agreement have, unless expressly defined in this Deed, the same meaning in this Deed.

(b) The provisions of Clause 1.2 of the Credit Agreement apply to this Deed as though they were set out in full in this Deed except that references to the Credit Agreement are to be construed as references to this Deed.

(c) If the Security Agent (acting reasonably) considers that an amount paid by the Company to a Finance Party under a Finance Document is capable of being avoided or otherwise set aside on the liquidation or administration of the Company or otherwise, then that amount shall not be considered to have been irrevocably paid for the purposes of this Deed.

(d) A reference in this Deed to any assets includes, unless the context otherwise requires, present and future assets.

2.       FIXED SECURITY

(a) The Chargor, as security for the payment of all the Secured Liabilities, charges in favour of the Security Agent:-
                  by way of first fixed charge:-

                  (i)      its interest in all the Shares and their Related
                           Rights;

                  (ii) to the fullest extent permitted by law, all moneys standing to the credit of the Security Accounts;

                  (iii) all of the Chargor's book and other debts (including all Inter-Company Loans), the proceeds of the same and all other moneys due and owing to the Chargor; and

                  (iv) to the extent it is not assigned as expressed under paragraph (b) below the benefit of any guarantee, letter of credit or other credit enhancement granted to the Company in respect of an Inter-Company Loan in accordance with Clause 11.2 (Debt Service Reserve Account) of the Credit Agreement (in each case, "CREDIT ENHANCEMENT").

(b) The Chargor, as security for the payment of all the Secured Liabilities, assigns to the Security Agent by way of security all of the Inter-Company Loans and the benefit of any Credit Enhancement or the benefit of any guarantee from the Parent of the Inter-Company Loans.

(c) The mortgages and charges and assignments created by this Clause 2 are made with full title guarantee.

3.       FLOATING CHARGE

3.1      CREATION OF FLOATING CHARGE

(a) The Chargor, as security for the payment of all of the Secured Liabilities, charges in favour of the Security Agent by way of a first floating charge all its assets not otherwise effectively mortgaged, charged or assigned by way of fixed mortgage or charge or assignment by Clause 2 (Fixed security).

(b) The charges created by this Clause 3.1 are made with full title guarantee.

3.2      CONVERSION

         The Security Agent may by notice to the Chargor convert the floating charge created by this Deed into a fixed charge as regards all or any of the Chargor's assets specified in the notice if:

         (a)      an Event of Default is outstanding; or

         (b) the Security Agent (acting reasonably) considers those assets to be in danger of being seized or sold under any form of distress, attachment, execution or other legal process or to be otherwise in jeopardy.

4.       REPRESENTATIONS AND WARRANTIES

4.1      REPRESENTATIONS AND WARRANTIES

         The Chargor makes the representations and warranties set out in this Clause 4 to each Finance Party.

4.2      SECURITY

         Subject to the registration of this Deed under Section 395 of the Companies Act 1985 and to the qualifications as to the matters of law in the legal opinions referred to in Schedule 2 to the Credit Agreement, this Deed creates those Security Interests it purports to create and is not liable to be avoided or otherwise set aside on the liquidation or administration of the Chargor or otherwise.

4.3      SHARES

         The Shares are fully paid and the Chargor is the sole beneficial owner of them, free from any Security Interest (other than created under this Deed) or option.

4.4      TIMES FOR MAKING REPRESENTATIONS AND WARRANTIES

         The representations and warranties set out in this Clause 4 are made on the date of this Deed and are deemed to be repeated by the Chargor on each date during the Security Period with reference to the facts and circumstances then existing.

5.       UNDERTAKINGS

5.1      DURATION

         The undertakings in this Clause 5 remain in force throughout the Security Period.

5.2      RESTRICTIONS ON DEALING

         The Chargor shall not (except as permitted under the Credit
         Agreement):-

         (a) create or permit to subsist any Security Interest on any Security Asset expressed to be subject to fixed security pursuant to Clause 2 (Fixed Security) other than any Security Interest created by this Deed; or

         (b) sell, transfer, grant, or lease or otherwise dispose of any Security Asset expressed to be subject to fixed security pursuant to Clause 2, except for the disposal in the ordinary course of trade of any such Security Asset subject to the floating charge created under Clause 3.1 (Creation of floating charge).

5.3      NOTICE TO BANK OPERATING AN ACCOUNT

         The Chargor will give notice to the Account Bank (other than the Security Agent) operating an account of the Chargor on the date of this Deed or (if later) the date the account is opened, substantially in the form of Schedule 1, and shall use its reasonable endeavours to procure that the relevant bank acknowledges the notice substantially in the form of Schedule 2.

5.4      NOTICE TO PARENT AND SPV

         The Chargor will give notice to the Parent and each SPV on the date of each Inter-Company Loan, substantially in the form of Schedule 3, and shall procure that the Parent or relevant SPV acknowledges that notice substantially in the form of Schedule 4.

5.5      NOTICE TO PROVIDERS OF CREDIT ENHANCEMENT

         The Chargor will give notice to any provider of Credit Enhancement on the date of that Credit Enhancement substantially in the form of
         Schedule 3 and shall use reasonable endeavours to procure that the provider of that Credit Enhancement acknowledges that notice substantially in the form of Schedule 4.

5.6      DEPOSIT OF SHARES

         The Chargor shall:-

         (a) deposit with the Security Agent, or as the Security Agent may direct, all certificates, bearer instruments, and other documents of title or evidence of ownership in relation to the Shares and their Related Rights; and

         (b) execute and deliver to the Security Agent all share transfers in blank and other documents which may be requested by the Security Agent in order to enable the Security Agent or its nominees to be registered as the owner or otherwise obtain a legal title to the Shares and their Related Rights.

6.       SECURITY ACCOUNTS

6.1      ACCOUNTS

         All Security Accounts must be maintained at a branch of the Account Bank approved by the Security Agent. The initial Account Bank is the Security Agent or one of its Affiliates.

6.2      CHANGE OF ACCOUNT BANK

         In the event of a change of Account Bank in accordance with the Credit Agreement, the amount (if any) standing to the credit of the Security Account maintained with the old Account Bank shall be transferred to the corresponding Security Account maintained with the new Account Bank forthwith upon the appointment taking effect. The Chargor shall take any action which the Security Agent may reasonably require to facilitate such change of Account Bank and any transfer of credit balances (including the execution of bank mandate forms).

6.3      INTEREST

         Amounts standing to the credit of each Security Account shall bear interest at a fair market rate agreed between the Company and the Account Bank.

6.4      WITHDRAWALS

(a) The Chargor may only make withdrawals from a Security Account if that withdrawal is expressly permitted by the Credit Agreement, unless the security constituted by this Deed has become enforceable in which event no withdrawals shall be made.

(b) The Security Agent (or a Receiver) may when an Event of Default is continuing (subject to the payment of any claims having priority to this security) withdraw amounts standing to the credit of a Security Account to meet an amount due and payable under the Finance Documents when it is due and payable.

7.       WHEN SECURITY BECOMES ENFORCEABLE

         The security constituted by this Deed shall become immediately enforceable upon the occurrence of an Event of Default and the power of sale shall be immediately exerciseable upon and at any time after the occurrence of any Event of Default. After the security constituted by this Deed has become enforceable, the Security Agent may in its absolute discretion enforce all or any part of the security in any manner it sees fit or as the Majority Banks direct.

8.       ENFORCEMENT OF SECURITY

8.1      GENERAL

         For the purposes of all powers implied by statute, the Secured Liabilities are deemed to have become due and payable on the date of this Deed and section 103 and section 93 of the Law of Property Act 1925 shall not apply to the security constituted by this Deed.

8.2      SHARES

         After the security constituted by this Deed has become enforceable, the Security Agent may on giving notice to the Chargor, exercise (in the name of the Chargor and without any further consent or authority on the part of the Chargor) any voting rights and any powers or rights which may be exercised by the person or persons in whose name any Share and its Related Rights are registered or who is the holder of any of them or otherwise (including all the powers given to trustees by Section 10(3) and (4) of the Trustee Act, 1925 as amended by Section 9 of the Trustee Investment Act, 1961 in respect of securities or property subject to a trust). Until that time, the voting rights, powers and other rights in respect of the Shares shall (if exercisable by the Security Agent) be exercised in any manner which the Chargor may direct in writing.

8.3      CONTINGENCIES

         If the Security Agent enforces the security constituted by this Deed at a time when no amounts are due under the Finance Documents but at a time when amounts may or will become so due, the Security Agent (or the Receiver) may pay the proceeds of any recoveries effected by it into a Security Account.


8.4      NO LIABILITY AS MORTGAGEE IN POSSESSION

         Neither the Security Agent nor any Receiver will be liable, by reason of entering into possession of a Security Asset, to account as mortgagee in possession or for any loss on realisation or for any default or omission for which a mortgagee in possession might be liable.

8.5      SECURITY AGENT OF THE CHARGOR

         Each Receiver is deemed to be the agent of the Chargor for all purposes and accordingly is deemed to be in the same position as a Receiver duly appointed by a mortgagee under the Law of Property Act 1925. The Chargor alone shall be responsible for his contracts, engagements, acts, omissions, defaults and losses and for liabilities incurred by him and no Finance Party shall incur any liability (either to the Chargor or to any other person) by reason of the Security Agent making his appointment as a Receiver or for any other reason.

8.6      PROTECTION OF THIRD PARTIES

         No person (including a purchaser) dealing with the Security Agent or a Receiver or its or his agents will be concerned to enquire:-

         (a)      whether the Secured Liabilities have become payable; or

         (b) whether any power which the Security Agent or the Receiver is purporting to exercise has become exercisable; or

         (c)      whether any money remains due under the Finance Documents; or

         (d) how any money paid to the Security Agent or to the Receiver is to be applied.

8.7      REDEMPTION OF PRIOR MORTGAGES

         At any time after the security constituted by this Deed has become enforceable, the Security Agent may:-

         (a)      redeem any prior Security Interest against any Security Asset;
                  and/or

         (b)      procure the transfer of that Security Interest to itself;
                  and/or

         (c) settle and pass the accounts of the prior mortgagee, chargee or encumbrancer; any accounts so settled and passed shall be conclusive and binding on the Chargor.

         All principal moneys, interest, costs, charges and expenses of and incidental to any such redemption and/or transfer properly incurred and documented shall be paid by the Chargor to the Security Agent on demand.

9.       RECEIVER

9.1      APPOINTMENT OF RECEIVER

         At any time after the security constituted by this Deed becomes enforceable or, if the Chargor so requests the Security Agent in writing, at any time, the Security Agent may without further notice appoint under seal or in writing under its hand any one or more persons to be a Receiver of all or any part of the Security Assets in like manner in every respect as if the

         Security Agent had become entitled under the Law of Property Act 1925 to exercise the power of sale conferred under the Law of Property Act 1925.

9.2      REMOVAL

         The Security Agent may by writing under its hand (subject to any requirement for an order of the court in the case of an administrative receiver) remove any Receiver appointed by it and may, whenever it deems it expedient, appoint a new Receiver in the place of any Receiver whose appointment may for any reason have terminated.

9.3      REMUNERATION

         The Security Agent may fix the remuneration of any Receiver appointed by it.

9.4      RELATIONSHIP WITH SECURITY AGENT

         To the fullest extent permitted by law, any right, power or discretion conferred by this Deed (either expressly or impliedly) upon a Receiver of the Security Assets may after the security created by this Deed becomes enforceable be exercised by the Security Agent in relation to any Security Asset without first appointing a Receiver or notwithstanding the appointment of a Receiver.

10.      POWERS OF RECEIVER

10.1     GENERAL

(a) Each Receiver has, and is entitled to exercise, all of the rights, powers and discretions set out below in this Clause 10 in addition to those conferred by the Law of Property Act 1925 on any receiver appointed under the Law of Property Act 1925.

(b) If there is more than one Receiver holding office at the same time, each Receiver may (unless the document appointing him states otherwise) exercise all of the powers conferred on a Receiver under this Deed individually and to the exclusion of any other Receivers.

(c) A Receiver who is an administrative receiver of the Chargor has all the rights, powers and discretions of an administrative receiver under the Insolvency Act 1986.

10.2     POSSESSION

         A Receiver may take immediate possession of, get in and collect any Security Assets.

10.3     CARRY ON BUSINESS

         A Receiver may carry on the business of the Chargor as he thinks fit.

10.4     PROTECTION OF ASSETS

         A Receiver may do all acts as he may think fit which the Chargor might do in the ordinary conduct of its business as well for the protection as for the improvement of the Security Assets.

10.5     EMPLOYEES

         A Receiver may appoint and discharge managers, officers, agents, accountants, servants, workmen and others for the purposes of this Deed upon such terms as to remuneration or otherwise as he may think proper and discharge any such persons appointed by the Chargor.

10.6     BORROW MONEY

         A Receiver may raise and borrow money either unsecured or on the security of any Security Asset either in priority to the security constituted by this Deed or otherwise and generally on any terms and for whatever purpose which he thinks fit. No person lending that money is concerned to enquire as to the propriety or purpose of the exercise of that power or to check the application of any money so raised or borrowed.

10.7     SALE OF ASSETS

         A Receiver may sell, exchange, convert into money and realise any Security Asset by public auction or private contract and generally in any manner and on any terms which he thinks proper. The consideration for any such transaction may consist of cash, debentures or other obligations, shares, stock or other valuable consideration and any such consideration may be payable in a lump sum or by instalments spread over such period as he thinks fit.

10.8     COMPROMISE

         A Receiver may settle, adjust, refer to arbitration, compromise and arrange any claims, accounts, disputes, questions and demands with or by any person who is or claims to be a creditor of the Chargor or relating in any way to any Security Asset.

10.9     LEGAL ACTIONS

         A Receiver may bring, prosecute, enforce, defend and abandon all actions, suits and proceedings in relation to any Security Asset which may seem to him to be expedient.

10.10    RECEIPTS

         A Receiver may give valid receipts for all moneys and execute all assurances and things which may be proper or desirable for realising any Security Asset.

10.11    SUBSIDIARIES

         A Receiver may form a Subsidiary of the Chargor and transfer to that Subsidiary any Security Asset.

10.12    DELEGATION

         A Receiver may delegate his powers in accordance with Clause 14 (Delegation).

10.13    OTHER POWERS

         A Receiver may:-

         (a) do all other acts and things which he may consider desirable or necessary for realising any Security Asset or incidental or conducive to any of the rights, powers or discretions conferred on a Receiver under or by virtue of this Deed; and

         (b) exercise in relation to any Security Asset all the powers, authorities and things which he would be capable of exercising if he were the absolute beneficial owner of the same,

         and may use the name of the Chargor for any of the above purposes.

11.      SET OFF

         The Security Agent may, at any time whilst an Event of Default is continuing after this Deed has become enforceable, without notice to or making demand on the Chargor and whether or not all or any of the Secured Liabilities have matured:

         (a) set off any of the Secured Liabilities against any liability (whether or not matured) owed by the Security Agent to the Chargor in respect of any moneys in the Security Accounts regardless of the place of payment, booking branch or currency of either obligation; and/or

         (b) debit any account of the Chargor (whether sole or joint) with the Security Agent at any of its offices anywhere (including an account opened specially for that purpose) with all or any part of the Secured Liabilities; and/or

         (c) apply any moneys in a Security Account in or towards the payment or discharge of the Secured Liabilities.

12.      APPLICATION OF PROCEEDS

         Any moneys received by the Security Agent or any Receiver after this Deed has become enforceable shall be applied in the following order of priority (but without prejudice to the right of any Finance Party to recover any shortfall from the Chargor):

         (a) in satisfaction of or provision for all costs and expenses incurred by the Security Agent or any Receiver and of all remuneration due to the Receiver under this Deed;

         (b) in or towards payment of the Secured Liabilities or such part of them as is then due and payable; and

         (c) in payment of the surplus (if any) to the Chargor or other person entitled to it.

13.      EXPENSES AND INDEMNITY

         The Chargor shall forthwith on demand pay all costs and expenses (including legal fees) properly and (before any enforcement of the security constituted by this Deed) reasonably incurred and, in each case, properly documented in connection with this Deed by any Finance Party, Receiver, attorney, manager, agent or other person appointed by the Security Agent under this Deed, and keep each of them indemnified against any failure or delay in paying the same.

14.      DELEGATION

         The Security Agent and any Receiver may delegate by power of attorney or in any other manner to any person any right, power or discretion exercisable by them under this Deed. Any such delegation may be made upon the terms (including power to sub-delegate) and subject to any regulations which the Security Agent or that Receiver (as the case may be) may think fit. Neither the Security Agent nor any Receiver will be in any way liable or responsible to the Chargor for any loss or liability arising from any act, default, omission or misconduct on the part of any such delegate or sub-delegate.

15.      FURTHER ASSURANCES

         The Chargor shall, at its own expense, take whatever action the Security Agent or a Receiver may reasonably require for:-

         (a) perfecting or protecting the security intended to be created by this Deed over any Security Asset;

         (b) facilitating the realisation of any Security Asset, or the exercise of any right, power or discretion exercisable, by the Security Agent or any Receiver or any of its or their delegates or sub-delegates in respect of any Security Asset, including the execution of any transfer, conveyance, assignment or assurance of any property whether to the Security Agent or to its nominees, and the giving of any notice, order or direction and the making of any registration, which, in any such case, the Security Agent may think expedient but excluding, unless a notice under Clause 19.20 (Acceleration) of the Credit Agreement has been given, any action to claim, demand or collect any book or other debts of the Chargor.

16.      POWER OF ATTORNEY

         The Chargor, by way of security, irrevocably and severally appoints the Security Agent, each Receiver and any of their delegates or sub-delegates to be its attorney to take any action which the Chargor is obliged to take under this Deed, including under Clause 15 (Further assurances). The Chargor ratifies and confirms whatever any attorney does or purports to do pursuant to its appointment under this Clause.

17.      MISCELLANEOUS

17.1     COVENANT TO PAY

         The Chargor shall pay or discharge the Secured Liabilities in the manner provided for in the Finance Documents.

17.2     CONTINUING SECURITY

         The security constituted by this Deed is continuing and will extend to the ultimate balance of all the Secured Liabilities, regardless of any intermediate payment or discharge in whole or in part.

17.3     ADDITIONAL SECURITY

         The security constituted by this Deed is in addition to and is not in any way prejudiced by any other security now or subsequently held by any Finance Party for any Secured Liability.

17.4     TACKING

         Each Bank shall perform its obligations under the Credit Agreement (including any obligation to make available further advances).

17.5     NEW ACCOUNTS

         If a Finance Party receives, or is deemed to be affected by, notice, whether actual or constructive, of any subsequent charge or other interest affecting any Security Asset and/or the proceeds of sale of any Security Asset, the Finance Party may open a new account for the Chargor. If the Finance Party does not open a new account, it shall nevertheless be treated as if it had done so at the time when it received or was deemed to have received notice. As from that time all payments made to the Finance Party will be credited or be treated as having been credited to the new account and will not operate to reduce any amount for which this Deed is security.

17.6     TIME DEPOSITS

         Without prejudice to any right of set-off any Finance Party may have under any other Finance Document or otherwise, if any time deposit matures on any account the Chargor has with any Finance Party at a time within the Security Period when:

         (a)      this security has become enforceable; and

         (b)      no amount of the Secured Liabilities is due and payable,

         that time deposit shall automatically be renewed for any further maturity which that Finance Party considers appropriate.

18.      RELEASE AND CONFIRMATION

(a) Upon the expiry of the Security Period (but not otherwise), the Finance Parties shall, at the request and cost of the Chargor, take whatever action is necessary to release the Security Assets from the security constituted by this Deed including any re-assignment of security.

(b) The Security Agent shall act in accordance with the terms of the Credit Agreement in issuing instructions to the Account Bank in accordance with the notice to that Account Bank and shall give an appropriate notice to each Account Bank on repayment in full of the Secured Liabilities.

19.      GOVERNING LAW

         This Deed is governed by English law.

This Deed has been entered into as a deed on the date stated at the beginning of this Deed.

                                   SCHEDULE 1

                       FORM OF NOTICE OF THE ACCOUNT BANK

To:      [                   ]

                                                          [            ], 199[ ]

Dear Sirs,

We give you notice that, by a Debenture dated [              ], 1999, AZURIX
EUROPE LTD. (the "COMPANY") charged (by way of a first fixed and floating charge) to [Security Agent] (as agent and trustee) (the " SECURITY AGENT") all moneys (including interest) from time to time standing to the credit of certain bank accounts (the "ACCOUNTS") and the debt or debts represented thereby.

We irrevocably instruct and authorise you to until the Security Agent notifies you otherwise:

(a)      (i)      disclose to the Security Agent on request to you by the
                  Security Agent any information relating to any Account maintained with you; and

         (ii) comply with the terms of any written notice or instructions relating to the Security Document or moneys standing to the credit of any Accounts maintained with you and the debts represented by them, received by you from the Security Agent and the Company, without any reference to or further authority from us and without any enquiry by you as to the justification for the disclosure or, as the case may be, validity of the notice or instructions;

(b) hold all sums from time to time standing to the credit of the Accounts maintained with you in accordance with the written instructions of the Security Agent and the Company; and

(c) pay or release all or any part of the moneys standing to the credit of the Accounts maintained with you in accordance with the written instructions of the Security Agent.

We are not permitted to withdraw any amount from any of the Accounts maintained with you except in accordance with the written instructions of the Security Agent and the Company.

The instructions in this letter may not be revoked or amended without the prior written consent of the Security Agent.

Would you please confirm your agreement to the above by sending the enclosed acknowledgement to the Security Agent with a copy to ourselves.

Yours faithfully,



 ................................
(Authorised signatory)
                               AZURIX EUROPE LTD.

                                   SCHEDULE 2

                   FORM OF ACKNOWLEDGEMENT OF THE ACCOUNT BANK


To:      CHASE MANHATTAN TRUSTEES LIMITED

         For the attention of: [                     ]
         [relevant address applying under
         Clause 33 (Notices) of the Credit Agreement]


                                                         [               ], 1999

Dear Sirs,


We confirm receipt from Azurix Europe Ltd. (the "COMPANY") of a notice dated
[                ] of a charge upon the terms of a Debenture dated [          ],
1999 of all moneys (including interest) from time to time standing to the credit of certain bank accounts of the Company (the "ACCOUNTS") and the debt or debts represented thereby.

We confirm that we:

(a) accept the instructions contained in the notice and undertake to comply with the notice;

(b) have not received notice of the interest of any third party in any of the Accounts maintained with us;

(c) have neither claimed or exercised nor will claim or exercise any security interest, set-off, counter-claim or other right in respect of any of the Accounts maintained with us, the moneys in those Accounts or the debts represented by them; and

(d) shall not permit any amount to be withdrawn from any of the Accounts maintained with us without your prior written consent other than in respect of payments which you have confirmed to us may be paid by the Company from the Accounts until you notify us otherwise.

The Accounts maintained with use are:

[SPECIFY ACCOUNTS AND ACCOUNT NUMBERS]

This letter is governed by English law.

Yours faithfully,


 .................................
(Authorised Signatory)
[Account Bank]

                                   SCHEDULE 3

            FORM OF NOTICE TO PARENT/SPV/CREDIT ENHANCEMENT PROVIDER


To:      [                          ]



                                                      Date: [                  ]


Dear Sirs,

We hereby give you, [SPV/Azurix Corp./Credit Enhancement Provider] notice that,
by a Debenture dated [           ,    ], we assigned (by way of security) to
CHASE MANHATTAN TRUSTEES LIMITED (the "AGENT") all our rights under [Inter Company Loan/guarantee/Credit Enhancement] between yourselves and ourselves (the "AGREEMENT").

We irrevocably instruct and authorise you until the Agent notifies you otherwise:

(a) to disclose to the Agent without any reference to or further authority from us and without any inquiry by you as to the justification for such disclosure, such information relating to the Agreement as the Agent may, at any time and from time to time, request you to disclose to it;

(b)      to pay any sum payable by you under the Agreement to our account with
         the Agent at [              ], Sort Code [              ], Account No.
         [              ]; and

(c) to accept the instructions of the Agent in relation to our rights under the Agreement.

Would you please confirm your agreement to the above by sending the enclosed acknowledgement to the Agent with a copy to ourselves.

This letter is governed by English law.

Yours faithfully,




 ..................................
(Authorised signatory)
AZURIX EUROPE LTD.

                                   SCHEDULE 4

       FORM OF ACKNOWLEDGEMENT FROM PARENT/SPV/CREDIT ENHANCEMENT PROVIDER


To:      CHASE MANHATTAN TRUSTEES LIMITED

                                                                   [           ]


Dear Sirs,

We confirm receipt from Azurix Europe Ltd. (the "COMPANY") of a notice dated
[                    ] of an assignment upon the terms of a Debenture dated
[                   ] of all the Company's rights under the Agreement (as
 defined in the Notice) and agree to the terms of that assignment.

This letter is governed by English law.

Yours faithfully,




 ..................................
(Authorised signatory)
[                   ]

                          SIGNATORIES TO THE DEBENTURE


EXECUTED as a deed                               )
by AZURIX EUROPE LTD.                            )
acting by                                        )


Director

Director/Secretary





THE SECURITY AGENT

CHASE MANHATTAN TRUSTEES LIMITED

By:

                                   SCHEDULE 7

                     FORM OF LEGAL OPINIONS OF ALLEN & OVERY


To:      The Finance Parties
         (as defined in the
         Credit Agreement defined below).


Dear Sirs,

     AZURIX EUROPE LTD. (THE "COMPANY") -(POUND)425,000,000 CREDIT AGREEMENT
             DATED [             ], 1999 (THE "CREDIT AGREEMENT")


We have received instructions from and participated in discussions with the Arrangers in connection with the Credit Agreement.

Terms defined in the Credit Agreement have the same meaning in this opinion. The Credit Agreement, the Subordination Deed and the Debenture (as defined below) is each called an "AGREEMENT". "SECURITY ASSETS" has, in relation to the Debenture, the meaning given to it in the Debenture

For the purposes of this opinion we have examined the following documents:-

(a)      a signed copy of the Credit Agreement;

(b)      an executed copy of the Debenture dated [                  ], 1999
         between the Company and the Security Agent (the "DEBENTURE");

(c) a certified copy of the memorandum and articles of association and certificate of incorporation of the Company;

(d)      a certified copy of the minutes of a meeting of the board of directors
         of the Company dated [              ], 1999; and

(e)      an executed copy of the Subordination Deed between Wessex Water Limited
         ("WESSEX"), the Company and the Facility Agent dated [         ], 1999.

On [            ], 1999, we carried out a search of the Company and Wessex at
the Companies Registry. On [             ], 1999 we made a telephone search of
the Company and Wessex at the winding-up petitions at the Companies court.

The above are the only documents or records we have examined, and the only searches and enquiries we have carried out, for the purposes of this opinion.

We assume that:-

(i) each of Wessex and the Company is not unable to pay its debts within the meaning of section 123 of the Insolvency Act, 1986 at the time it enters into an Agreement and will not as a consequence of either Agreement be unable to pay its debts within the meaning of that section;

(ii) no step has been taken to wind up the Company or Wessex or appoint a receiver in respect of it or any of its assets, although the searches referred to above give no indication that any winding-up order or appointment of a receiver has been made;

(iii)    all signatures and documents are genuine;

(iv)     all documents are and remain up-to-date;

(v) the correct procedure was carried out at the board meeting referred to in paragraph (d) above; for example, there was a valid quorum, all relevant interests of directors were declared and the resolutions were duly passed at the meeting; and

(vi) each Agreement is a legally binding, valid and enforceable obligation of each party to it other than the Company and Wessex.

Subject to the qualifications set out below and to any matters not disclosed to us, it is our opinion that, so far as the present laws of England are concerned:-

(1) STATUS: Each of Wessex and the Company is a company incorporated with limited liability under the laws of England and is not in liquidation.

(2) POWERS AND AUTHORITY: Each of Wessex and the Company has the corporate power to enter into and perform the Agreements to which it is a party and has taken all necessary corporate action to authorise the execution, delivery and performance of the Agreements to which it is a party.

(3) LEGAL VALIDITY: Each Agreement to which it is a party constitutes the Company's and/or Wessex's legally binding, valid and enforceable obligation.

(4) NON-CONFLICT: The execution, delivery and performance by the Company and Wessex of each Agreement to which it is a party will not violate any provision of (i) any existing English law applicable to companies generally, or (ii) the memorandum or articles of association of the Company and Wessex.

(5) CONSENTS: No authorizations of governmental, judicial or public bodies or authorities in England are required by the Company or Wessex in connection with the performance, validity or enforceability of an Agreement to which it is a party.

(6) TAXES: All payments due from the Company under the Credit Agreement may be made without deduction of any United Kingdom taxes, if, in the case of any interest:

         (a) the person which made the part of the Loan to which the interest relates was, at the time of the making of the Loan, a "bank" as defined in section 840A of the Income and Corporation Taxes Act 1988 is beneficially entitled to that interest and the recipient of the interest is within the charge to United Kingdom corporation tax as regards that interest; or

         (b)      (i)      the person that made the part of the Loan to which
                           the interest relates is a resident (as defined in the appropriate Double Taxation treaty) in a country with which the United Kingdom has a Double Taxation treaty giving residents of that country exemption from United Kingdom taxation on interest and does not carry on business in the United Kingdom through a permanent establishment with which its participation in the Loan is effectively connected; and

                  (ii) the Company has received an appropriate exemption notice (or similar document) from HM Inland Revenue.


(7) REGISTRATION REQUIREMENTS: Except for due registration of the Debenture and the Subordination Deed, it is not necessary or advisable to file, register or record either Agreement in any public place or elsewhere in England.

(8) STAMP DUTIES: No stamp, registration or similar tax or charge is payable in England in respect of either Agreement.

(9) SECURITY: Subject to due registration where required, the Debenture creates security interests in the Security Assets concerned.

This opinion is subject to the following qualifications:-

(i) This opinion is subject to all insolvency and other laws affecting the rights of creditors or secured creditors generally.

(ii)     No opinion is expressed on matters of fact.

(iii)    We assume that no foreign law affects the conclusions stated above.

(iv)     No opinion is expressed as to:

         (a)      the title of the Company to any Security Asset; or

         (b) the priority of any security created or to be created by the Debenture; or

         (c) the nature of the security created by the Debenture (whether fixed or floating); or

         (d) the marketability of, or rights of enforcement over, the Security Assets.

         These matters are too lengthy to cover in this letter.

(v) The term "enforceable" means that a document is of a type and form enforced by the English courts. It does not mean that each obligation will be enforced in accordance with its terms. Certain rights and obligations may be qualified by the non-conclusivity of certificates, doctrines of good faith and fair conduct, the availability of equitable remedies and other matters, but in our view these qualifications would not defeat your legitimate expectations in any material respect.

This opinion is given for the sole benefit of the Finance Parties as at the date of the Credit Agreement and may not be relied upon by or disclosed to any other person.

Yours faithfully

                                   SCHEDULE 8

                         FORM OF SUBORDINATION AGREEMENT

                                 FOR WESSEX LOAN


                            DATED [                ]


                                     BETWEEN


                               AZURIX EUROPE LTD.

                                      -and-

                               THE JUNIOR CREDITOR
                            (as defined in this Deed)

                                      -and-

                      WESTDEUTSCHE LANDESBANK GIROZENTRALE
                                as Facility Agent


                  --------------------------------------------

                             SUBORDINATION AGREEMENT
                         relating to a(pound)425,000,000
                     credit agreement dated [        ] , 1999
                      between Azurix Europe Ltd. and others
                  ---------------------------------------------












                              [ALLEN & OVERY LOGO]
                                     London

THIS SUBORDINATION AGREEMENT is dated [              ] between:

(1)      WESSEX WATER LIMITED (Registered No. 2366633) (the "JUNIOR CREDITOR");

(2)      AZURIX EUROPE LTD. (Registered No. 3570749) (the "COMPANY"); and

(3) WESTDEUTSCHE LANDESBANK GIROZENTRALE (the "FACILITY AGENT") as agent and trustee for the Finance Parties.

BACKGROUND:

(A) By the Credit Agreement the Banks have agreed to make available a credit facility of up to (pound)425,000,000 to the Company.

(B) The Junior Creditor has agreed to subordinate all the Junior Debt on the terms of this Deed.

(C) It is intended that this document takes effect as a deed notwithstanding the fact that a party may only execute this document under hand.

1.       INTERPRETATION

1.1      DEFINITIONS

         In this Deed:

         "CREDIT AGREEMENT"

         means the agreement dated [ ], 1999 between (among others) the Company and the Facility Agent for a credit facility of up to (pound)425,000,000.

         "JUNIOR DEBT"

         means all present and future liabilities (actual or contingent) payable or owing to the Junior Creditor by the Company under or in connection with the Junior Finance Document together with:

         (a) any permitted novation, deferral or extension of any of those liabilities;

         (b) any further advances which may be made by the Junior Creditor to the Company under any agreement expressed to be supplemental to the Junior Finance Document plus all interest, fees and costs in connection therewith;

         (c) any claim for damages or restitution in the event of rescission of any of those liabilities or otherwise in connection with the Junior Finance Document;

         (d) any claim against the Company flowing from any recovery by the Company of a payment or discharge in respect of those liabilities on grounds of preference or otherwise;

         (e) any amounts (such as post-insolvency interest) which would be included in any of the above for any discharge, non-provability, unenforceability or non-allowability of the same in any insolvency or other proceedings; and

         (f) all sums payable or owing by the Company to the Junior Creditor in respect of the Wessex Inter-Company Receivable.

         "JUNIOR FINANCE DOCUMENTS"

         means the Wessex Loan and all variations, replacements, novations of and supplements thereto.

         "MAJORITY BANKS"

         has the meaning given to it in the Credit Agreement.

         "PERMITTED PAYMENTS"

         means any distribution by the Junior Creditor out of, and to the extent of the aggregate of:

         (a) the amount shown in the balance sheet of the Relevant Accounts as Profit and Loss Account less(pound)34,900,000; and

         (b) after the English High Court has approved finally the use of this amount to make a distribution, (pound)90,300,000 comprised in the amount shown in the Relevant Accounts as Capital Redemption Reserve,

         if applied in discharge by set off against the Wessex Inter-Company Receivable provided that no distribution in cash by the Junior Creditor shall be applied in discharge against the Wessex Inter-Company Receivable.

         "PARTY"

         means a party to this Deed.

         "RELEVANT ACCOUNTS"

         means the audited consolidated accounts of the Junior Creditor for the financial year ended 31st December, 1998 delivered to the Agent pursuant to clause 4.1 (Documentary conditions precedent) of the Credit Agreement.

         "SENIOR DEBT"

         means all present and future liabilities (actual or contingent) payable or owing by the Company to the Finance Parties under or in connection with the Finance Documents together with:

         (a) any refinancing, novation, refunding, deferral or extension of any of those liabilities;

         (b) any further advances which may be made by the Finance Parties to the Company under any agreement expressed to be supplemental to any Finance Document plus all interest, fees and costs in connection therewith;

         (c) any claim for damages or restitution in the event of rescission of any of those liabilities or otherwise in connection with the Finance Documents;

         (d) any claim against the Company flowing from any recovery by the Company of a payment or discharge in respect of those liabilities on grounds of preference or otherwise; and

         (e) any amounts (such as post-insolvency interest) which would be included in any of the above for any discharge, non-provability, unenforceability or non-allowability of the same in any insolvency or other proceedings.

         "SENIOR LIABILITIES"

         means all present and future obligations and liabilities (whether actual or contingent and whether owned jointly or severally or in any capacity whatsoever) of the Company to any Finance Party under each Finance Document to which the Company is a party.

         "WESSEX INTER-COMPANY RECEIVABLE"

         means a receivable due to the Junior Creditor by the Company in the amount of (pound)198,300,000 shown as such in the Relevant Accounts.

1.2      CONSTRUCTION

(a) Capitalised terms defined in the Credit Agreement have, unless expressly defined in this Deed, the same meaning in this Deed.

(b) The provisions of Clause 1.2 of the Credit Agreement apply to this Deed as though they were set out in full in this Deed except that references to the Credit Agreement are to be construed as references to this Deed.

2.       THE COMPANY'S UNDERTAKINGS

         So long as any Senior Debt is outstanding and until the Senior Liabilities have been irrevocably paid in full, the Company will not, except as the Facility Agent (acting on the instructions of the Majority Banks) has previously consented:

         (a) subject to Clause 5 (Subordination on Insolvency), pay or repay or purchase or acquire, any of the Junior Debt; or

         (b) except for Permitted Payments, discharge any of the Junior Debt by set-off; or

         (c) create or permit to subsist security over any of its assets for any of the Junior Debt; or

         (b) amend, vary, waive or release any term of the Junior Finance Document (other than any procedural or administrative change or any other change which can reasonably be expected not to prejudice any Senior Debt or any Finance Party); or

         (e) take or omit to take any action whereby the subordination achieved by this Deed will be impaired.

3.       JUNIOR CREDITOR'S UNDERTAKINGS

         So long as any Senior Debt is outstanding and until the Senior Liabilities have been irrevocably paid in full, except as permitted under the Finance Documents or except as the Facility Agent (acting on the instructions of the Majority Banks) has previously consented, the Junior Creditor will:

         (a) subject to Clause 5 (Subordination on Insolvency), not demand or receive payment of any of the Junior Debt from the Company or any other source or apply any money or assets in discharge of any Junior Debt;

         (b) except for Permitted Payments, not discharge any of the Junior Debt by set-off;

         (c) not permit to subsist or receive any security for any of the Junior Debt;

         (d) not permit to subsist or receive any guarantee, indemnity or other assurance against loss in respect of any of the Junior Debt;

         (e) not amend, vary, waive or release any term of the Junior Finance Document (other than any procedural or administrative change or any other change which can reasonably be expected not to prejudice any Senior Debt or any Finance Party);

         (f) promptly notify the Facility Agent of any default or event of default in respect of the Junior Debt;

         (g)      unless Clause 5 (Subordination on Insolvency) applies, not:

                  (i) declare any of the Junior Debt prematurely due and payable;

                  (ii)     enforce the Junior Debt by execution or otherwise; or

                  (iii) initiate or take any steps with a view to any insolvency, reorganisation or dissolution proceedings in respect of the Company;

         (h) not take or omit to take any action whereby the subordination achieved by this Deed may be impaired; and

         (i) not refuse to register any holder of the shares in the Junior Creditor as a shareholder.

4.       TURNOVER OF NON-PERMITTED RECOVERIES

4.1      NON-PERMITTED PAYMENT

         If, other than as permitted under the Finance Documents (including under Clauses 2(b) and 3(b) above):

         (a) the Junior Creditor receives a payment or distribution in respect of any of the Junior Debt from the Company or any other source; or

         (b) the Junior Creditor receives the proceeds of any enforcement of any security or any guarantee, indemnity or other assurance against financial loss for any Junior Debt; or

         (c) the Company makes any payment or distribution to the Junior Creditor on account of the purchase or other acquisition of any of the Junior Debt,

         the Junior Creditor will hold the same in trust for the Finance Parties and pay and distribute it to the Facility Agent for application towards the Senior Debt until the Senior Debt is irrevocably paid in full.

4.2      NON-PERMITTED SET-OFFS

         If, other than as permitted under the Finance Documents (including under Clauses 2(b) and 3(b) above), for any reason, any of the Junior Debt is discharged by set-off, the Junior Creditor will promptly pay an amount equal to the discharge to the Facility Agent for application towards the Senior Debt until the Senior Debt is irrevocably paid in full.

4.3      FAILURE OF TRUST

         If, for any reason, a trust in favour of, or a holding of property for, the Finance Parties under this Deed is invalid or unenforceable, the Junior Creditor will pay and deliver to the Facility Agent an amount equal to the payment, receipt or recovery which the Junior Creditor would otherwise have been bound to hold on trust for or as property of the Finance Parties.

5.       SUBORDINATION ON INSOLVENCY

         If any of the events set out in Clauses 19.6 (Insolvency) to 19.10 (Analogous proceedings) (inclusive) of the Credit Agreement occurs THEN

         (a) the Junior Debt will be subordinate in right of payment to the Senior Debt;

         (b) the Facility Agent may, and is irrevocably authorised on behalf of the Junior Creditor to, (i) claim, enforce and prove for the Junior Debt, (ii) file claims and proofs, give receipts and take all such proceedings and do all such things as the Facility Agent reasonably sees fit to recover the Junior Debt and (iii) receive all distributions on the Junior Debt for application towards the Senior Debt;

         (c) if and to the extent that the Facility Agent is not entitled to do any of the foregoing, the Junior Creditor will do so in good time as reasonably directed by the Facility Agent;

         (d) the Junior Creditor will hold all distributions in cash or in kind received or receivable by it in respect of the Junior Debt from the Company or from any other source in trust for the Finance Parties and will (at the Junior Creditor's expense) pay and transfer the same to the Facility Agent for application towards the Senior Debt until the Senior Debt is irrevocably paid in full; and

         (e) the trustee in bankruptcy, liquidator, assignee or other person distributing the assets of the Company or their proceeds is directed to pay distributions on the Junior Debt direct to the Facility Agent for application towards the Senior Debt until the Senior Debt is irrevocably paid in full. The Junior Creditor will give all such notices and do all such things as the Facility Agent may reasonably direct to give effect to this provision.

6.       CONSENTS

         The Junior Creditor will not have any remedy against the Company, the Facility Agent or the Finance Parties by reason of any transaction entered into between the Facility Agent and/or the Finance Parties and the Company which violates any Junior Finance Document and the Junior Creditor may not object to any such transaction by reason of any provisions of the Junior Finance Documents.

7.       REPRESENTATIONS AND WARRANTIES

         The Junior Creditor represents and warrants to the Facility Agent and each other Finance Party that this Deed:

         (a)      is within its powers and has been duly authorised by it;

         (b) subject to qualifications on to matters of law in the legal opinions delivered under the Credit Agreement, constitutes its legal, valid, binding and enforceable obligations; and

         (c) does not conflict with any law or regulation or its constitutional documents or, to any material extent, any document binding on it and that it has obtained all necessary consents for its performance of this Deed.

8.       PROTECTION OF SUBORDINATION

8.1      CONTINUING SUBORDINATION

         The subordination provisions in this Deed constitute a continuing subordination and benefit the ultimate balance of the Senior Debt regardless of any intermediate payment or discharge of the Senior Debt in whole or in part.

8.2      WAIVER OF DEFENCES

         The subordination in this Deed and the obligations of the Junior Creditor under this Deed will not be affected by any act, omission, matter or thing which, but for this provision, would reduce, release or prejudice the subordination or any of those obligations in whole or in part, including without limitation:

         (a) any waiver granted to, or composition with, the Company or other person;

         (b) the taking, variation, compromise, exchange, renewal or release of, or refusal or neglect to perfect, take up or enforce, any rights against, or security over assets of, the Company or other person in respect of the Senior Debt or otherwise or any failure to realise the full value of any security; or

         (c) any unenforceability, illegality or invalidity of any obligation of the Company or security in respect of the Senior Debt or any other document or security.

8.3      IMMEDIATE RECOURSE

         The Junior Creditor waives any right it may have of first requiring any Finance Party (or the Facility Agent or any trustee or other agent on its behalf) to proceed against or enforce any other rights or security or claim payment from any person before claiming the benefit of this Deed. The Facility Agent may refrain from applying or enforcing any money, rights or security unless and until instructed by the Majority Banks. The Majority Banks may give or refrain from giving instructions to the Facility Agent to enforce or refrain from enforcing any security as long as they see fit.

8.4      APPROPRIATIONS

         Until the Senior Liabilities have been irrevocably paid in full, the Facility Agent may:

         (a) apply any moneys or property received under this Deed or from the Company or from any other person against the Senior Debt in accordance with the terms of the Credit Agreement;

         (b) hold in an interest-bearing suspense account any moneys or distributions received from the Junior Creditor under Clause 4 (Turnover of non-permitted recoveries) or Clause 5 (Subordination on insolvency) or on account of the liability of the Junior Creditor under this Deed.

8.5      NON-COMPETITION

         Until the Senior Liabilities have been irrevocably paid in full, the Junior Creditor will not by virtue of any payment or performance by it under this Deed or by virtue of the operation of Clauses 4 (Turnover of non-permitted recoveries) or 5 (Subordination on insolvency):-

         (a) be subrogated to any rights, security or moneys held, received or receivable by any Finance Party (or the Facility Agent or any trustee or other agent on its behalf) or be entitled to any right of contribution or indemnity in respect of any payment made or moneys received on account of the Junior Creditor's liability under this Deed; or

         (b) claim, rank, prove or vote as a creditor of the Company or other person or their respective estates in competition with any Finance Party (or the Facility Agent or any trustee or other agent on its behalf); or

         (c) receive, claim or have the benefit of any payment, distribution or security from or on account of the Company or other person.

9.       PRESERVATION OF JUNIOR DEBT

         Notwithstanding any term of this Deed postponing, subordinating or preventing the payment of any of the Junior Debt, the Junior Debt concerned shall, solely as between the Company and the Junior Creditor, remain owing or due and payable in accordance with the terms of the Junior Finance Documents, and interest and default interest will accrue on missed payments accordingly.

10.      CHANGES TO THE PARTIES

10.1     SUCCESSORS AND ASSIGNS

         This Deed is binding on the successors and assigns of the Parties.

10.2     THE COMPANY AND THE JUNIOR CREDITOR

         Neither the Company nor the Junior Creditor may assign or transfer any of their rights or obligations under this Deed without the consent of the Majority Banks.

10.3     THE FACILITY AGENT AND THE FINANCE PARTIES

         The Facility Agent and the other Finance Parties may assign or otherwise dispose of all or any of their rights under this Deed in accordance with the Credit Agreement to which they are respectively a party.

11.      MISCELLANEOUS

11.1     PERPETUITY

         The perpetuity period for the trusts in this Deed is 80 years.

11.2     POWER OF ATTORNEY

         By way of security for the obligations of the Junior Creditor under this Deed, the Junior Creditor irrevocably appoints the Facility Agent as its attorney to do anything which the Junior Creditor is required to do by this Deed but has failed to do, having been given 10 Business Days notice to rectify such non-compliance. The Facility Agent may delegate this power subject to the approval of the Majority Banks.

12.      INDEMNITY

(a) The Company will indemnify the Facility Agent and every attorney appointed by it in respect of all liabilities and expenses reasonably incurred by it or him in good faith in connection with the enforcement or preservation of any rights in accordance with this Deed.

(b) The Facility Agent shall not be liable for any losses arising in connection with the exercise or purported exercise of any of its rights, powers and discretions in good faith under this Deed, unless that liability arises as a result of the Facility Agent's negligence or wilful default and in particular (but without limitation) the Facility Agent in possession shall not be liable to account as mortgagee in possession.

13.      WAIVERS, REMEDIES CUMULATIVE

         The rights of the Facility Agent and the other Finance Parties under this Deed:

         (a)      may be exercised as often as necessary;

         (b) are cumulative and are not exclusive of their rights under the general law; and

         (c) may be waived only in writing and specifically and may be on such terms as the Facility Agent or the Finance Parties see fit.

14.      SEVERABILITY

         If a provision of this Deed is or becomes illegal, invalid or unenforceable in any jurisdiction, that shall not affect:

         (a) the validity or enforceability in that jurisdiction of any other provision of this Deed; or

         (b) the validity or enforceability in other jurisdictions of that or any other provision of this Deed.


15.      COUNTERPARTS

         This Deed may be executed in any number of counterparts, and this has the same effect as if the signatures on the counterparts were on a single copy of this Deed.

16.      NOTICES

16.1     GIVING OF NOTICES

         All notices or other communications under or in connection with this Deed shall be given in writing and, unless otherwise stated, may be made by letter or facsimile. Any such notice will be deemed to be given as follows:

         (a)      if by letter, when delivered personally or on actual receipt;
                  and

         (b)      if by facsimile, when received in legible form.

         However, a notice given in accordance with the above but received on a non-working day or after business hours in the place of receipt will only be deemed to be given on the next working day in that place.

16.2     ADDRESSES FOR NOTICES

(a) The address, and facsimile number of the Junior Creditor for all notices under or in connection with this Deed are

         Fax:
         Attention:        [                ]

         or such other as the Junior Creditor may notify to the other Parties by not less than five Business Days' notice.

(b) The address, and facsimile number of the Company for all notices under or in connection with this Deed are:




         Fax:
         Attention:        [                ]

         or such other as the Company may notify to the other Parties by not less than five Business Days' notice.

(c) The address and facsimile number of the Facility Agent for all notices under or in connection with this Deed are:

         [


                           ]

         Facsimile No:     [              ]
         Attention:        [                     ]

         or such other as the Facility Agent may notify to the other Parties by not less than five Business Days' notice.

17.      GOVERNING LAW

         This Deed is governed by English law.

This Deed has been entered into on the date stated at the beginning of this Deed.

                   SIGNATORIES TO THE SUBORDINATION AGREEMENT


JUNIOR CREDITOR

EXECUTED as a deed by               )
WESSEX WATER LIMITED                )
acting by                           )
and                                 )


                           Director


                           Director/Secretary:




COMPANY

EXECUTED as a deed by               )
AZURIX EUROPE LTD.                  )
acting by                           )
and                                 )


                           Director


                           Director/Secretary




FACILITY AGENT

WESTDEUTSCHE LANDESBANK GIROZENTRALE

By:

                                   SCHEDULE 9

                           FORM OF INTER-COMPANY LOAN





                                    Dated [o]


                                      [SPV]
                                   AS BORROWER


                                  AZURIX CORP.
                                  AS GUARANTOR

                                       and


                                AZURIX EUROPE LTD
                                    AS LENDER


                                      [EURO o]
                                 LOAN AGREEMENT

THIS LOAN AGREEMENT (this "AGREEMENT") is made on o between:

(1)      [SPV], a [company]/[limited partnership]/[other] organised under the
         laws of  [          ] (Registered No.o) (the "BORROWER");

(2) AZURIX CORP., a company organised under the laws of Delaware (the "GUARANTOR"); and

(3) AZURIX EUROPE LTD, a company incorporated in England and Wales, (Registered No 3570749) (the "Lender").

1.       DEFINITIONS AND INTERPRETATIONS

1.1 Capitalised terms used in this Agreement shall have the meanings ascribed to them below, and, except to the extent defined otherwise below, terms defined in the Credit Agreement shall have the same meaning herein.

         "BUSINESS DAY" means a day (other than a Saturday or a Sunday) on which banks are open for business in [London].

         "CLAUSE" means a clause of this Agreement.

         "CREDIT AGREEMENT" means the agreement dated o 1999 between (among others) the Lender and Chase Manhattan PLC and Westdeutsche Landesbank Girozentrale, for a credit facility of up to (pound)425,000,000.

         "DRAWDOWN DATE" has the meaning ascribed to such term in Clause 2.2.

         "INTEREST PERIODS" means the Interest Periods (as defined in the Credit Agreement) applicable to the Advances made under the Credit Agreement to fund the Loan by the Lender under this Agreement.

         "INTEREST RATE" means, in relation to any Interest Period, the rate per annum equal to the sum of (a) LIBOR for that Interest Period and(b) o% per annum.

         "PRINCIPAL AMOUNT" has the meaning ascribed to such term in Clause 2.1.

         "REPAYMENT DATE" has the meaning ascribed to such term in Clause 2.7.

         ["STERLING" AND "(POUND)"]/["DOLLARS" AND "$"]/["EURO" AND "EURO SYMBOL"] means the lawful currency for the time being of [the United Kingdom]/[the United States of America]/[the participating member states in European monetary union].

         Headings of Clauses are for ease of reference only and shall not affect the interpretation of this Agreement.

2.       PRINCIPAL AND INTEREST

2.1 Subject to and in accordance with the terms of this Agreement, the Lender shall lend to the Borrower the sum [$/EURO SYMBOL/(pound)][o] or such lesser sum as shall be specified by the Borrower to the Lender by notice in writing to be received by the Lender before the Drawdown Date, (such amount as reduced in accordance with this agreement, the "PRINCIPAL AMOUNT") and the Borrower shall accept such sum and shall repay to the Lender such sum and interest thereon in accordance with the terms of this Agreement.

2.2 The Principal Amount shall be paid by the Lender to the Borrower on [date] or on such other date as shall be specified by the Borrower to the Lender by notice in writing. The date on which the Principal Amount is paid by the Lender to the Borrower is hereinafter referred to as the "DRAWDOWN DATE".

2.3 Interest shall accrue from day to day on the outstanding Principal Amount during each Interest Period from (and including) the Drawdown Date until the Repayment Date at the Interest Rate applicable to that Interest Period on the basis of the actual number of days elapsed and a [365] day year. Interest shall accrue only on the outstanding Principal Amount and shall not accrue on any outstanding interest.

2.4 Accrued interest shall be payable by the Borrower to the Lender on the Repayment Date.

2.5 The Principal Amount shall be repaid by the Borrower to the Lender on [ ] or on such earlier date(s) as the Borrower shall in its absolute discretion elect. The Principal Amount will be repaid by the Borrower by way of a single payment or several payments, as the Borrower shall in its absolute discretion elect.

2.6      2.6.1    If any of the following occurs:

                  (i) the Borrower incurs further financial indebtedness or issues further equity for cash consideration with a view to repaying the Principal Amount or

                  (ii) any of the assets ultimately financed by the Principal Amount are sold for cash consideration, or the subsidiary of the Borrower which owns such assets is sold for cash consideration, the Borrower or the Guarantor shall notify the Lender promptly after becoming aware of the relevant event.

         2.6.2 During the period beginning on the occurrence of that event and ending 30 days after the date on which the Lender receives that notification from the Borrower or the Guarantor the Lender may serve on the Borrower a notice declaring that a portion of the Principal Amount equal to:

                  (i) in the case of Clause 2.6.1 (i), the financial indebtedness incurred or amount of cash consideration received and

                  (ii) in the case of Clause 2.6.1 (ii), such amount of the cash consideration received as is practical in all the circumstances to be transferred to the Borrower shall become due and payable 5 Business Days after the date of such notice, whereupon they shall become so due and payable (together, in the case of repayment of the whole Principal Amount, with all other amounts outstanding under this Agreement).

2.7 The date when the Principal Amount is fully repaid by the Borrower to the Lender, pursuant to Clause 2.5, 2.6 or 6 or otherwise, is referred to herein as the "REPAYMENT DATE".

3.       PAYMENTS AND CURRENCY

3.1 All payments hereunder shall be made by wire transfer to such bank account as shall be specified by the party to receive the relevant payment by notice in writing to be received by the other party before the date when the relevant payment is to be made.

3.2 The currency of the loan and the currency in which the Principal Amount and interest are calculated and the currency in which all payments by the Borrower to the Lender shall be made shall be [Sterling]/[Dollars]/[Euro].

3.3 All payments to be made by the Borrower hereunder shall be made in full without any deduction or withholding (whether in respect of set-off, counterclaim, duties, taxes, charges or otherwise howsoever) provided that if the Borrower is required by law to make any such deduction or withholding, it shall:

         3.3.1 ensure that the deduction or withholding does not exceed the minimum amount legally required;

         3.3.2 pay to the relevant taxation or other authorities, as appropriate, the full amount of the deduction or withholding; and

         3.3.3 furnish to the Lender within 30 days of such payment an official receipt from such authorities for all amounts deducted or withheld if such is available, or otherwise a certificate of deduction or withholding if such is available, or otherwise a certificate of deduction or equivalent evidence of the relevant deduction or withholding.

3.4 If a payment hereunder is due on a day which is not a Business Day, the due date for that payment shall instead be the next Business Day in the same calendar month (if there is one) or the preceding Business Day (if there is not).

3.5 Payments received by the Lender from the Borrower shall be applied firstly against outstanding amounts of interest, and then against the outstanding Principal Amount and then against any other amount outstanding under this Agreement.

4.       GUARANTEE

4.1 The Guarantor unconditionally and irrevocably guarantees that, if for any reason the Borrower does not pay any sum payable by it under this Agreement by the time, on the date and otherwise in the manner specified in this Agreement (whether on the normal due date, on acceleration or otherwise), the Guarantor will pay that sum before close of business in [London] on that date.

4.2 As between the Guarantor and the Lender but without affecting the Borrower's obligations, the Guarantor shall be liable under this Clause 4 as if it were the sole principal debtor and not merely a surety. Accordingly, the Guarantor shall not be discharged, nor shall its liability be affected, by anything which would not discharge it or affect its liability if it were the sole principal debtor (including:

         4.2.1 any time, indulgence, concession, waiver or consent at any time given to the Borrower or any other person

         4.2.2 any amendment or supplement to any other Clause of this Agreement or to any security or other guarantee

         4.2.3 the making or absence of any demand on the Borrower or any other person for payment

         4.2.4 the enforcement or absence of enforcement of this Agreement or of any security or other guarantee

         4.2.5 the taking, existence or release of any security or other guarantee

         4.2.6 the bankruptcy or winding-up of the Borrower or any other person, or any step being taken for any such bankruptcy or winding-up or

         4.2.7 the illegality, invalidity or unenforceability of, or any defect in, any provision of this Agreement or any security or other guarantee or any of the obligations of any of the parties under or in connection with this Agreement or any security or other guarantee).

4.3 The Guarantor's obligations under this Agreement are and will remain in full force and effect by way of continuing security until no sum remains to be lent under this Agreement and the Lender has irrevocably received or recovered all sums payable under this Agreement. Furthermore, those obligations of the Guarantor are additional to, and not instead of, any security or other guarantee at any time existing in favour of any person, whether from the Guarantor or otherwise, and may be enforced without first having recourse to the Borrower, any other person, any security or any other guarantee. The Guarantor irrevocably waives all notices and demands of any kind.

4.4.     So long as any sum remains to be lent or remains payable under this
         Agreement:

         4.4.1 any right of the Guarantor, by reason of the performance of any of its obligations under this Clause 4, to be indemnified by the Borrower, to prove in respect of any liability in the bankruptcy or winding-up of the Borrower or to take the benefit of or enforce any security or other Guarantee shall (and shall only) be exercised and enforced in such manner and on such terms as the Lender may require and

         4.4.2 any amount received or recovered by the Guarantor (a) as a result of any exercise of any such right or (b) in the bankruptcy or winding-up of the Borrower shall be held in trust for, and immediately paid to, the Lender.

4.5 The Guarantor shall on demand indemnify the Lender against any funding or other cost, loss, expense or liability (including loss of margin) sustained or incurred by the Lender as a result of it being required for any reason (including any bankruptcy, insolvency, winding-up or similar law of any jurisdiction) to refund all or part of any amount received or recovered by it in respect of any sum payable by the Borrower under this Agreement and shall in any event pay to the Lender on demand the amount so refunded by it.

4.6 For the purpose of enabling the Lender to maximise its recoveries in actual or potential insolvency, any amount received or recovered by the Lender (otherwise than as a result of a payment by the Lender) in respect of any sum payable by the Borrower under this Agreement may be placed by the recipient in an interest bearing suspense account. That amount may be kept there (with any interest earned being credited to that account) unless and until the recipient is satisfied that it is not obliged to pay any further sum under this Agreement and that it has irrevocably received or recovered its share of the Advances, all interest accrued thereon and any other sums payable to it under this Agreement.

4.7 As separate, independent and alternative stipulations, the Guarantor unconditionally and irrevocably agrees:

         4.7.1 that any sum which, although expressed to be payable by the Borrower under this Agreement, is for any reason (whether or not now existing and whether or not now known or becoming known to any party to this Agreement) not recoverable from the Guarantor on the basis of a guarantee shall nevertheless be recoverable from it as if it were the sole principal debtor and shall be paid by it to the Lender on demand and

         4.7.2 as a primary obligation to indemnify the Lender against any loss suffered by it as a result of any sum expressed to be payable by the Borrower under this Agreement not being paid by the time, on the date and otherwise in the manner specified in this Agreement or any payment obligation of the Borrower under this Agreement being or becoming void, voidable or unenforceable for any reason (whether or not now existing and whether or not now known or becoming known to any party to this Agreement), the amount of that loss being the amount expressed to be payable by the Borrower in respect of the relevant sum.

5.       REPRESENTATIONS AND WARRANTIES

5.1 Each of the Borrower and the Guarantor severally represents and warrants to and for the benefit of the Lender that this Agreement:

         5.1.1    is within its powers and has been duly authorised by it;

         5.1.2 constitutes its legal, valid, binding and enforceable obligations; and

         5.1.3 does not conflict in any material respect with any law or regulation or its constitutional documents or any document binding on it and that it has obtained all necessary consents for its performance of this Agreement.

6.       DEFAULT

6.1      If any of the following occurs

         6.1.1 the Borrower does not pay or otherwise satisfy on the due date any amount payable by it under this Agreement and the non-payment continues unremedied for 5 Business Days from the receipt of it by notice of non-payment from the Lender;

         6.1.2 the Borrower or the Guarantor is, or is deemed for the purposes of any law (but for this purpose Section 123(l)(a) of the Insolvency Act 1986 will take effect as if for

                  (pound)750 there was substituted "(pound)5,000,000") to be, unable to pay its debts as they fall due or to be insolvent, or admits inability to pay its debts as they fall due;

         6.1.3 any step (including petition, proposal or convening a meeting) is taken, as a result of financial difficulties, with a view to a composition, assignment or arrangement with any creditors of the Borrower or Guarantor;

         6.1.4 any person presents a petition for the bankruptcy or winding-up or for the administration of the Borrower or Guarantor, and, in the case of a petition for bankruptcy or winding-up presented by a creditor, it is not withdrawn, discharged or stayed within 21 days;

         6.1.5 any order is made for the bankruptcy or winding-up or administration of the Borrower or Guarantor;

         6.1.6 any liquidator, trustee in bankruptcy, judicial custodian, compulsory manager, receiver, administrative receiver, administrator or the like is appointed in respect of the Borrower or Guarantor or any part of their respective assets;

         6.1.7 there occurs, in relation to the Borrower or Guarantor, any event anywhere which, in the opinion of the Lender, appears to correspond with any of those mentioned in sub-Clauses 6.1.2 to
                  6.1.6 inclusive;

         6.1.8 it is or becomes unlawful for the Borrower or Guarantor to perform any of its material obligations under this Agreement;

         6.1.9 the guarantee of the Guarantor in Clause 4 is not (or is claimed by the Borrower or Guarantor not to be) in full force and effect;

         6.1.10 the Borrower incurs any [Financial Indebtedness] [other than o ] which is not effectively subordinated to its payment obligations under this Agreement;

         6.1.11 the Agent validly gives notice to the Company pursuant to Clause o [acceleration] of the Credit Agreement;

         then the Lender may serve on the Borrower a notice declaring that any and all of the obligations of the Lender hereunder shall be cancelled whereupon the same shall be so cancelled forthwith and that all amounts outstanding under this Agreement from the Borrower to the Lender shall become immediately due and payable whereupon they shall become so due and payable.

7.       ILLEGALITY

7.1 If any change in or introduction of any applicable law, regulation or treaty, or any change in the interpretation or application thereof, shall make it unlawful hereunder for the Lender to make available or fund or maintain the loan to be made under this Agreement, as the case may require, the Lender shall give notice thereof to the Borrower, whereupon the Borrower shall repay all amounts outstanding under this Agreement together with accrued interest thereon and any other amounts payable to the Lender hereunder within such period as may be permitted by such law, regulation or treaty, or the change in the interpretation or application thereof, or, if no such period is stated therein, forthwith.

7.2 If any of the provisions of this Agreement become invalid, illegal or unenforceable in any respect under any applicable law, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired.

8.       ASSIGNMENT AND TRANSFER

         Neither party may assign or transfer (including, without limitation, by way of novation) all or any of its rights or obligations under this Agreement to any person without the prior written consent of the other party, except for the assignment by way of security by the Lender of its rights under this Agreement pursuant to the [Debenture].

9.       MISCELLANEOUS

9.1 No failure to exercise and no delay in exercising, on the part of either party, any right, power or privilege under this Agreement or any other documents ancillary hereto shall operate as a waiver thereof, nor shall single or partial exercise of any right, power or privilege preclude any other or further exercise thereof, or the exercise of any other right, power or privilege. No waiver by the Lender shall be effective unless it is in writing.

9.2 All notices or other communications under or in connection with this Agreement shall be given in writing and, unless otherwise stated, may be made by letter or facsimile. Any such notice will be deemed to be given as follows:

         9.2.1    if by letter, when delivered personally or on actual receipt;

         9.2.2    if by facsimile, when received in legible form.

         However, a notice given in accordance with the above but received on a non-working day or after business hours in the place of receipt will only be deemed to be given on the next working day in that place.

9.3 The address and facsimile number of each party for all notices under or in connection with this Agreement are:

         9.3.1 that notified by that party for this purpose to the other party on or before it becomes a party; or

         9.3.2 any other notified by that party for this purpose to the other party by not less than 5 Business Days' notice.

9.4 This Agreement may be executed in any number of counterparts and by the parties to it on separate counterparts, each of which shall be an original but all of which together shall constitute one and the same instrument.

9.5 Any amendment or variation of this Agreement shall be in writing and signed by each of the parties hereto.

9.6 This Agreement shall be governed by, and interpreted in accordance with, English law.

9.7 Each of the parties agrees that the courts of England are (subject to Clause 9.8 below) to have non-exclusive jurisdiction to settle any dispute (including claims for set-off and counterclaims) which may arise in connection with the creation, validity, effect, interpretation or performance of, or the legal relationships established by, this Agreement or otherwise arising in connection with this Agreement and for such purposes irrevocably submits to the jurisdiction of the English courts.

9.8 The agreement contained in Clause 9.7 above is included for the benefit of the Lender. Accordingly, notwithstanding the exclusive agreement in Clause 9.7 above the Lender shall retain the right to bring proceeding in any other court which may have jurisdiction, and the Borrower irrevocably submits to the jurisdiction of any such court in which the Lender shall bring such proceedings.

IN WITNESS WHEREOF this Agreement has been executed by the parties hereto on the date first stated above.

[SPV]

By:




AZURIX CORPORATION

By:




AZURIX EUROPE LTD

By:

                                   SCHEDULE 10


                         FORM OF SUBORDINATION AGREEMENT

                            FOR PARENT LOANS TO SPVS


                           DATED [                  ]


                                     BETWEEN


                               AZURIX EUROPE LTD.

                                      -and-

                               THE JUNIOR CREDITOR
                            (as defined in this Deed)

                                      -and-

                                      [SPV]
                               as Senior Creditor


                  --------------------------------------------

                             SUBORDINATION AGREEMENT

                  ---------------------------------------------












                              [ALLEN & OVERY LOGO]
                                     London

THIS SUBORDINATION AGREEMENT is dated [             ] between:

(1)      [AZURIX CORP./[                     ]] (the "JUNIOR CREDITOR");

(2)      AZURIX EUROPE LTD. (Registered No. 3570749) ("THE SENIOR CREDITOR");
         and

(3)      [                           ] ("SPV")

BACKGROUND:

(A) The Junior Creditor has agreed to subordinate all the Junior Debt on the terms of this Deed.

(B) It is intended that this document takes effect as a deed notwithstanding the fact that a party may only execute this document under hand.

1.       INTERPRETATION

1.1      DEFINITIONS

         In this Deed:

         "CREDIT AGREEMENT"

         means the agreement dated [                  ] between (among others)
         SPV and the Senior Creditor for a credit facility of up to [(pound)].

         "DEFAULT"

         means any of the events under clause 6.1 of the Credit Agreement.

         "JUNIOR DEBT"

         means all present and future liabilities (actual or contingent) payable or owing to the Junior Creditor by SPV together with:

         (a) any permitted novation, deferral or extension of any of those liabilities;

         (b) any further advances which may be made by the Junior Creditor to SPV under any agreement expressed to be supplemental to the Junior Finance Documents plus all interest, fees and costs in connection therewith;

         (c) any claim for damages or restitution in the event of rescission of any of those liabilities or otherwise in connection with the Junior Finance Documents;

         (d) any claim against SPV flowing from any recovery by SPV of a payment or discharge in respect of those liabilities on grounds of preference or otherwise; and

         (e) any amounts (such as post-insolvency interest) which would be included in any of the above for any discharge, non-provability, unenforceability or non-allowability of the same in any insolvency or other proceedings.

         "JUNIOR FINANCE DOCUMENTS"

         means document evidencing any Junior Debt and all variations, replacements, novations of and supplements thereto.

         "PERMITTED PAYMENTS"

         means any payment of interest or repayment of principal (if financed by way of a loan under the Credit Agreement) in respect of the Junior Debt, provided no Default is outstanding.

         "PARTY"

         means a party to this Deed.


         "SENIOR DEBT"

         means all present and future liabilities (actual or contingent) payable or owing by SPV to the Senior Creditor under or in connection with the Credit Agreement together with:

         (a) any refinancing, novation, refunding, deferral or extension of any of those liabilities;

         (b) any further advances which may be made by the Senior Creditor to SPV under any agreement expressed to be supplemental to the Credit Agreement plus all interest, fees and costs in connection therewith;

         (c) any claim for damages or restitution in the event of rescission of any of those liabilities or otherwise in connection with the Credit Agreement;

         (d) any claim against SPV flowing from any recovery by SPV of a payment or discharge in respect of those liabilities on grounds of preference or otherwise; and

         (e) any amounts (such as post-insolvency interest) which would be included in any of the above for any discharge, non-provability, unenforceability or non-allowability of the same in any insolvency or other proceedings.

         "SENIOR LIABILITIES"

         means all present and future obligations and liabilities (whether actual or contingent and whether owned jointly or severally or in any capacity whatsoever) of SPV to the Senior Creditor under the Senior Credit Agreement.

1.2      CONSTRUCTION

(a)      In this Deed, unless the contrary intention appears, a reference to:

         "ASSETS" includes properties, revenues and rights of every description;

         an "AUTHORISATION" includes an authorisation, consent, approval, resolution, licence, exemption, filing, registration and notarisation;

         a "REGULATION" includes any regulation, rule, official directive, request or guideline (whether or not having the force of law, but if not having the force of law being of a type with which the person concerned is accustomed to comply) of any governmental body, agency, department or regulatory, self-regulatory or other authority or organisation;

         (ii) a provision of a law is a reference to that provision as amended or re-enacted;

         (iii) a Clause or a Schedule is a reference to a clause of or a schedule to this Deed;

         (iv)     a person includes its successors and permitted assigns; and

         (v) a document is a reference to that document as amended, novated, supplemented, replaced or renewed.

(b) The index to and the headings in this Deed are for convenience only and are to be ignored in construing this Deed.

2.       SPV'S UNDERTAKINGS

         So long as any Senior Debt is outstanding and until the Senior Liabilities have been irrevocably paid in full, SPV will not, except as the Senior Creditor has previously consented:

         (a) subject to Clause 5 (Subordination on Insolvency) and except for Permitted Payments, pay or repay or purchase or acquire, any of the Junior Debt; or

         (b) except for Permitted Payments, discharge any of the Junior Debt by set-off; or

         (c) create or permit to subsist security over any of its assets for any of the Junior Debt; or

         (d) take or omit to take any action whereby the subordination achieved by this Deed will be impaired.

3.       JUNIOR CREDITOR'S UNDERTAKINGS

         So long as any Senior Debt is outstanding and until the Senior Liabilities have been irrevocably paid in full, except as permitted under the Credit Agreement or except as the Senior Creditor has previously consented, the Junior Creditor will:

         (a) subject to Clause 5 (Subordination on Insolvency) and except for Permitted Payments, not demand or receive payment of any of the Junior Debt from SPV or any other source or apply any money or assets in discharge of any Junior Debt;

         (b) except for Permitted Payments, not discharge any of the Junior Debt by set-off;

         (c) not permit to subsist or receive any security for any of the Junior Debt;

         (d) not permit to subsist or receive any guarantee, indemnity or other assurance against loss in respect of any of the Junior Debt;

         (e) promptly notify the Senior Creditor of any default or event of default (howsoever described) in respect of the Junior Debt;

         (f)      unless Clause 5 (Subordination on Insolvency) applies, not:

                  (i) declare any of the Junior Debt prematurely due and payable;

                  (ii)     enforce the Junior Debt by execution or otherwise; or

                  (iii) initiate or take any steps with a view to any insolvency, reorganisation or dissolution proceedings in respect of SPV;

         (g) not take or omit to take any action whereby the subordination achieved by this Deed may be impaired;

4.       TURNOVER OF NON-PERMITTED RECOVERIES

4.1      NON-PERMITTED PAYMENT

         If, other than as permitted under the Credit Agreement (including under Clauses 2(a) and (b) and 3(a) and (b) above):

         (a) the Junior Creditor receives a payment or distribution in respect of any of the Junior Debt from SPV or any other source; or

         (b) the Junior Creditor receives the proceeds of any enforcement of any security or any guarantee, indemnity or other assurance against financial loss for any Junior Debt; or

         (c) SPV makes any payment or distribution to the Junior Creditor on account of the purchase or other acquisition of any of the Junior Debt,

         the Junior Creditor will hold the same in trust for the Senior Creditor and pay and distribute it to the Senior Creditor for application towards the Senior Debt until the Senior Debt is irrevocably paid in full.

4.2      NON-PERMITTED SET-OFFS

         If, other than as permitted under the Credit Agreement (including under Clauses 2(a) and (b) and 3(a) and (b) above), for any reason, any of the Junior Debt is discharged by set-off, the Junior Creditor will promptly pay an amount equal to the discharge to the Senior Creditor for application towards the Senior Debt until the Senior Debt is irrevocably paid in full.

4.3      FAILURE OF TRUST

         If, for any reason, a trust in favour of, or a holding of property for, the Senior Creditor under this Deed is invalid or unenforceable, the Junior Creditor will pay and deliver to the Senior Creditor an amount equal to the payment, receipt or recovery which the Junior Creditor would otherwise have been bound to hold on trust for or as property of the Senior Creditor.

5.       SUBORDINATION ON INSOLVENCY

         If a Default is outstanding  THEN

         (a) the Junior Debt will be subordinate in right of payment to the Senior Debt;

         (b) the Senior Creditor may, and is irrevocably authorised on behalf of the Junior Creditor to, (i) claim, enforce and prove for the Junior Debt, (ii) file claims and proofs, give receipts and take all such proceedings and do all such things as the Senior Creditor reasonably sees fit to recover the Junior Debt and (iii) receive all distributions on the Junior Debt for application towards the Senior Debt;

         (c) if and to the extent that the Senior Creditor is not entitled to do any of the foregoing, the Junior Creditor will do so in good time as reasonably directed by the Senior Creditor;

         (d) the Junior Creditor will hold all distributions in cash or in kind received or receivable by it in respect of the Junior Debt from SPV or from any other source in trust for the Senior Creditor and will (at the Junior Creditor's expense) pay and transfer the same to the Senior Creditor for application towards the Senior Debt until the Senior Debt is irrevocably paid in full; and

         (e) the trustee in bankruptcy, liquidator, assignee or other person distributing the assets of SPV or their proceeds is directed to pay distributions on the Junior Debt direct to the Senior Creditor for application towards the Senior Debt until the Senior Debt is irrevocably paid in full. The Junior Creditor will give all such notices and do all such things as the Senior Creditor may reasonably direct to give effect to this provision.

6.       CONSENTS

         The Junior Creditor will not have any remedy against SPV or the Senior Creditor by reason of any transaction entered into between the Senior Creditor and SPV which violates any Junior Finance Document and the Junior Creditor may not object to any such transaction by reason of any provisions of the Junior Finance Documents.

7.       REPRESENTATIONS AND WARRANTIES

         The Junior Creditor represents and warrants to the Senior Creditor that this Deed:

         (a)      is within its powers and has been duly authorised by it;

         (b) constitutes its legal, valid, binding and enforceable obligations; and

         (c) does not conflict with any law or regulation or its constitutional documents or, to any material extent, any document binding on it and that it has obtained all necessary consents for its performance of this Deed.

8.       PROTECTION OF SUBORDINATION

8.1      CONTINUING SUBORDINATION

         The subordination provisions in this Deed constitute a continuing subordination and benefit the ultimate balance of the Senior Debt regardless of any intermediate payment or discharge of the Senior Debt in whole or in part.

8.2      WAIVER OF DEFENCES

         The subordination in this Deed and the obligations of the Junior Creditor under this Deed will not be affected by any act, omission, matter or thing which, but for this provision, would reduce, release or prejudice the subordination or any of those obligations in whole or in part, including without limitation:

         (a) any waiver granted to, or composition with, SPV or other person;

         (b) the taking, variation, compromise, exchange, renewal or release of, or refusal or neglect to perfect, take up or enforce, any rights against, or security over assets of, SPV or other person in respect of the Senior Debt or otherwise or any failure to realise the full value of any security; or

         (c) any unenforceability, illegality or invalidity of any obligation of SPV or security in respect of the Senior Debt or any other document or security.

8.3      IMMEDIATE RECOURSE

         The Junior Creditor waives any right it may have of first requiring the Senior Creditor or any trustee or other agent on its behalf to proceed against or enforce any other rights or security or claim payment from any person before claiming the benefit of this Deed. The Senior Creditor may refrain from applying or enforcing any money, rights or security as long as it sees fit.

8.4      APPROPRIATIONS

         Until the Senior Liabilities have been irrevocably paid in full, the Senior Creditor may:

         (a) apply any moneys or property received under this Deed or from SPV or from any other person against the Senior Debt in accordance with the terms of the Credit Agreement;

         (b) hold in an interest-bearing suspense account any moneys or distributions received from the Junior Creditor under Clause 4 (Turnover of non-permitted recoveries) or Clause 5 (Subordination on insolvency) or on account of the liability of the Junior Creditor under this Deed.

8.5      NON-COMPETITION

         Until the Senior Liabilities have been irrevocably paid in full, the Junior Creditor will not by virtue of any payment or performance by it under this Deed or by virtue of the operation of Clauses 4 (Turnover of non-permitted recoveries) or 5 (Subordination on insolvency):-

         (a) be subrogated to any rights, security or moneys held, received or receivable by the Senior Creditor or any trustee or other agent on its behalf or be entitled to any right of contribution or indemnity in respect of any payment made or moneys received on account of the Junior Creditor's liability under this Deed; or

         (b) claim, rank, prove or vote as a creditor of SPV or other person or their respective estates in competition with the Senior Creditor or any trustee or other agent on its behalf; or

         (c) receive, claim or have the benefit of any payment, distribution or security from or on account of SPV or other person.

9.       PRESERVATION OF JUNIOR DEBT

         Notwithstanding any term of this Deed postponing, subordinating or preventing the payment of any of the Junior Debt, the Junior Debt concerned shall, solely as between SPV and the Junior Creditor, remain owing or due and payable in accordance with the terms of the Junior Finance Documents, and interest and default interest will accrue on missed payments accordingly.

10.      CHANGES TO THE PARTIES

10.1     SUCCESSORS AND ASSIGNS

         This Deed is binding on the successors and assigns of the Parties.

10.2     SPV AND THE JUNIOR CREDITOR

         Neither SPV nor the Junior Creditor may assign or transfer any of their rights or obligations under this Deed without the consent of the Senior Creditor.

10.3     THE SENIOR CREDITOR

         The Senior Creditor may assign or otherwise dispose of all or any of their rights under this Deed in accordance with the Credit Agreement.

11.      MISCELLANEOUS

11.1     PERPETUITY

         The perpetuity period for the trusts in this Deed is 80 years.

11.2     POWER OF ATTORNEY

         By way of security for the obligations of the Junior Creditor under this Deed, the Junior Creditor irrevocably appoints the Senior Creditor as its attorney to do anything which the Junior Creditor is required to do by this Deed but has failed to do, having been given 10 Business Days notice to rectify such non-compliance. The Senior Creditor may delegate this power.

12.      INDEMNITY

(a) SPV will indemnify the Senior Creditor and every attorney appointed by it in respect of all liabilities and expenses reasonably incurred by it or him in good faith in connection with the enforcement or preservation of any rights in accordance with this Deed.

(b) The Senior Creditor shall not be liable for any losses arising in connection with the exercise or purported exercise of any of its rights, powers and discretions in good faith under this Deed, unless that liability arises as a result of the Senior Creditor's negligence or wilful default and in particular (but without limitation) the Senior Creditor in possession shall not be liable to account as mortgagee in possession.

13.      WAIVERS, REMEDIES CUMULATIVE

         The rights of the Senior Creditor under this Deed:

         (a)      may be exercised as often as necessary;

         (b) are cumulative and are not exclusive of their rights under the general law; and

         (c) may be waived only in writing and specifically and may be on such terms as the Senior Creditor sees fit.

14.      SEVERABILITY

         If a provision of this Deed is or becomes illegal, invalid or unenforceable in any jurisdiction, that shall not affect:

         (a) the validity or enforceability in that jurisdiction of any other provision of this Deed; or

         (b) the validity or enforceability in other jurisdictions of that or any other provision of this Deed.

15.      COUNTERPARTS

         This Deed may be executed in any number of counterparts, and this has the same effect as if the signatures on the counterparts were on a single copy of this Deed.

16.      NOTICES

16.1     GIVING OF NOTICES

         All notices or other communications under or in connection with this Deed shall be given in writing and, unless otherwise stated, may be made by letter or facsimile. Any such notice will be deemed to be given as follows:

         (a)      if by letter, when delivered personally or on actual receipt;
                  and

         (b)      if by facsimile, when received in legible form.

         However, a notice given in accordance with the above but received on a non-working day or after business hours in the place of receipt will only be deemed to be given on the next working day in that place.

16.2     ADDRESSES FOR NOTICES

(a) The address and facsimile number of the Junior Creditor for all notices under or in connection with this Deed are:



         Fax:
         Attention:        [                ]

         or such other as the Junior Creditor may notify to the other parties by not less than five Business Days' notice.

(b) The address and facsimile number of SPV for all notices under or in connection with this Deed are:




         Fax:
         Attention:        [                ]

         or such other as SPV may notify to the other parties by not less than five Business Days' notice.

(c) The address and facsimile number of the Senior Creditor for all notices under or in connection with this Deed are:

         [


                           ]

         Facsimile No:     [              ]
         Attention:        [                     ]

         or such other as the Senior Creditor may notify to the other parties by not less than five Business Days' notice.


17.      GOVERNING LAW

         This Deed is governed by English law.

18.      JURISDICTION

(a) Each of the parties agrees that the courts of England are (subject to paragraph (b) below) to have non-exclusive jurisdiction to settle any dispute (including claims for set-off and counterclaims) which may arise in connection with the creation, validity, effect, interpretation or performance of, or the legal relationships established by, this Deed or otherwise arising in connection with this Deed and for such purposes irrevocably submits to the jurisdiction of the English courts.

(b) The agreement contained in paragraph (a) above is included for the benefit of the Senior Creditor. Accordingly, notwithstanding the exclusive agreement in paragraph (a) above the Senior Creditor shall retain the right to bring proceeding in any other court which may have jurisdiction, and the Borrower irrevocably submits to the jurisdiction of any such court in which the Senior Creditor shall bring such proceedings.

This Deed has been entered into on the date stated at the beginning of this Deed.

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                   SIGNATORIES TO THE SUBORDINATION AGREEMENT


JUNIOR CREDITOR

EXECUTED as a deed by               )
AZURIX CORP.                        )
acting by                           )
and                                 )


                           Director


                           Director/Secretary:




SPV

EXECUTED as a deed by               )
[           ]              )
acting by                           )
and                                 )


                           Director


                           Director/Secretary




SENIOR CREDITOR

AZURIX EUROPE LTD

By:

                      SIGNATORIES TO SUPPLEMENTAL AGREEMENT



COMPANY

AZURIX EUROPE LTD.

By: /s/Christopher Wood




ARRANGERS

CHASE MANHATTAN PLC

By: /s/
   ------------------------------



WESTDEUTSCHE LANDESBANK GIROZENTRALE

By: /s/
   ------------------------------



FACILITY AGENT (FOR ITSELF AND ON BEHALF OF THE BANKS)

WESTDEUTSCHE LANDESBANK GIROZENTRALE

By: /s/
   ------------------------------



SECURITY AGENT

CHASE MANHATTAN TRUSTEES LIMITED

By: /s/Charles E. Dooley